Exhibit 10.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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COLLABORATIVE RESEARCH, DEVELOPMENT,

COMMERCIALIZATION AND LICENSE AGREEMENT

BY AND BETWEEN

PROTEOSTASIS THERAPEUTICS, INC.

and

BIOGEN IDEC NEW VENTURES INC.

December 5, 2013

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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i

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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COLLABORATIVE RESEARCH, DEVELOPMENT, COMMERCIALIZATION

AND LICENSE AGREEMENT

This COLLABORATIVE RESEARCH, DEVELOPMENT, COMMERCIALIZATION AND LICENSE AGREEMENT (this “Agreement”) is entered into as of December 5, 2013 (the “Effective Date”) by and between Proteostasis Therapeutics, Inc., a Delaware corporation having its principal place of business at 200 Technology Square, Fourth Floor, Cambridge, MA 02139 (“PTI”), and Biogen Idec New Ventures Inc., a Massachusetts corporation having its principal place of business at 14 Cambridge Center, Cambridge, MA 02142, USA (“Biogen Idec”). Each of Biogen Idec and PTI is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”

WHEREAS, PTI has expertise and proprietary technical information and know-how relating to the application of protein folding, trafficking and clearance-based, small molecule therapeutics for the treatment of diseases and is committed to the research and development of therapeutic methods and products for the treatment of diseases; and

WHEREAS, PTI owns or controls certain proprietary rights related to the Target (as defined below), and has filed or licensed patent applications covering such Target as well as certain uses thereof; and

WHEREAS, Biogen Idec is engaged in the research, development, production, marketing and sale of therapeutics and is interested in the development and commercialization of therapeutics targeting toxic protein aggregation; and

WHEREAS, the Parties wish to collaborate on research, development and commercialization of Licensed Products (as defined below) that modulate the Target on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 will have the meanings specified.

1.1 “Adverse Event” means any untoward medical occurrence in a human clinical trial subject or in a patient who is administered a Development Compound or Licensed Product,

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whether or not considered related to such Development Compound or Licensed Product, including any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease associated with the use of such Development Compound or Licensed Product.

1.2 “Affiliate” means, with respect to any Party, any other Person controlling, controlled by or under common control with such Party. For purposes of this Section 1.2, the term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the ownership, directly or indirectly, of more than fifty percent (50%) of the voting stock or other ownership interest of such Person, or the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management and policies of such Person, whether through the ownership of voting securities, by contract, or as trustee, personal representative, executor or otherwise. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage will be substituted in the preceding sentence, provided that such foreign investor has the power to direct the affairs or management and policies of such entity.

1.3 “Annual Net Sales” means, with respect to any Calendar Year, the aggregate amount of Net Sales in all countries for such Calendar Year.

1.4 “Biogen Idec Collaboration Technology” means, collectively, Biogen Idec Collaboration Know-How and Biogen Idec Collaboration Patent Rights.

1.5 “Biogen Idec Know-How” means:

(a) any Know-How, whether or not patentable, that (i) is Controlled by Biogen Idec or any of its Affiliates as of the Effective Date and (ii) is necessary or useful to conduct the Research Program or to Develop or Commercialize any Compound, Lead Compound, Development Compound, Backup Compound or Licensed Product (“Biogen Idec Background Know-How”);

(b) any Know-How, whether or not patentable, that is made or created in the course of performing research, Development or Commercialization activities under the Collaboration solely by Biogen Idec, its Affiliates or their respective representatives (“Biogen Idec Collaboration Know-How”); and

(c) Biogen Idec’s interest in Joint Collaboration Know-How.

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1.6 “Biogen Idec Patent Rights” means:

(a) any Patent Right in any form that is Controlled by Biogen Idec or any of its Affiliates as of the Effective Date and that Covers a Compound, Lead Compound, Development Compound, Backup Compound, or Licensed Product (including the composition of matter thereof), a method of making any Compound, Lead Compound, Development Compound, Backup Compound, or Licensed Product, a method of using any Compound, Lead Compound, Development Compound, Backup Compound, or Licensed Product, or a method or assay for screening for a compound that modulates the Target, or is otherwise necessary or useful to conduct the Research Program or to Develop or Commercialize any Development Compound or Licensed (“Biogen Idec Background Patent Rights”);

(b) any Patent Right in any form that is Controlled by Biogen Idec or any of its Affiliates that Covers any Invention included in the Biogen Idec Collaboration Know-How (“Biogen Idec Collaboration Patent Rights”); and

(c) Biogen Idec’s interest in the Joint Collaboration Patent Rights.

1.7 “Biogen Idec Proprietary Compound” means any Compound that originates from a library of Biogen Idec or its Affiliates or Third Parties and with respect to which Biogen Idec Controls Patent Rights Covering such Compound (whether as a composition-of-matter or a method of use), other than Patent Rights that are Joint Collaboration Technology.

1.8 “Biogen Idec Technology” means, collectively, Biogen Idec Know-How and the Biogen Idec Patent Rights.

1.9 “Budget” means the budget that is part of the Research Plan.

1.10 “Business Day” means any day other than a Saturday or Sunday on which banking institutions in Boston, Massachusetts are open for business.

1.11 “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31; provided, that, the final Calendar Quarter will end on the last day of the Term.

1.12 “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the calendar year in which the Effective Date falls, and thereafter each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided, that, the final Calendar Year will end on the last day of the Term.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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1.13 “Change of Control” means any of the following: (a) a merger or consolidation of PTI into or with any Person that is not an Affiliate of PTI (an “Unaffiliated Acquiror”), or a transfer of the outstanding voting equity securities of PTI to one or more Unaffiliated Acquirors in a single transaction or series of transactions, in which, in either case, the members, stockholders or shareholders of PTI immediately prior thereto, in the aggregate, no longer own, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the voting power of PTI’s, or any successor entity’s, issued and outstanding voting equity securities after such transaction or transactions; (b) any Third Party operating entity that is directly engaged in the pharmaceutical, biotechnology or similar life sciences business, including their venture capital or other Affiliates (including as a single Third Party all Third Parties who act in concert or act together as a group for the purpose of acquiring shares of PTI in order to direct the day-to-day affairs of PTI or to divest those portions of PTI which are reasonably necessary for the conduct of PTI’s activities under this Agreement), becoming the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of PTI; or (c) the sale or other disposition to a Third Party of all or substantially all of PTI’s assets or business.

1.14 “Collaboration” means the alliance of PTI and Biogen Idec established pursuant to this Agreement for the purpose of researching, Developing and Commercializing Licensed Products in the Field and in the Territory.

1.15 “Collaborator” means any investigator, university and/or non-profit research organization with which a Party contracts to conduct research, Development or Commercialization activities related to the Collaboration.

1.16 “Commercialization” or “Commercialize” means any and all activities directed to the offering for sale and sale of a Licensed Product in the applicable country, including, (a) conducting pre-and post-Regulatory Approval activities, including (i) activities directed to marketing, promoting, detailing, distributing, manufacturing, importing, selling and offering to sell such Licensed Product; and (ii) studies reasonably required to increase the market potential of the Licensed Product and studies to provide improved formulation and Licensed Product delivery for such Licensed Product in each country; (b) interacting with Regulatory Authorities regarding any of the foregoing; and (c) seeking pricing approvals and reimbursement approvals for such Licensed Product. When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

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1.17 “Commercially Reasonable Efforts” means, in relation to an obligation assumed by a Party under this Agreement, efforts and resources comparable to those which such Party generally uses to accomplish an equivalent task and, if used in relation to the Development, registration, manufacture, use, marketing, distribution, and sale of a product, efforts used by such Party in relation to its own pipeline products of a similar market potential or profit potential at a similar stage in development or product life resulting from its own research efforts, based on conditions then prevailing and taking into account, without limitation, issues of safety and efficacy, Regulatory Authority-approved labeling, product profile, the competitiveness of alternative products in the marketplace, the likely timing of product’s entry into the market, the patent and other proprietary position, the likelihood of regulatory approval and other relevant scientific, technical and commercial factors.

1.18 “Compound” means a Small Molecule that:

(a) (i) was synthesized and/or assayed against the Target by PTI or Third Parties acting on behalf of PTI prior to the Effective Date, (ii) was synthesized and/or assayed intentionally against the Target by Biogen Idec or Third Parties acting on behalf of Biogen Idec prior to the Effective Date, or (iii) is synthesized and/or assayed against the Target by or on behalf of a Party in the course of performing activities under the Research Program, or is [***] of any Small Molecule synthesized and/or assayed as described in (i), (ii) or (iii) above. For clarity, assaying described in (i) and (ii) above will exclude [***];

(b) modulates the activity of the Target as its primary and intended mechanism of action for therapeutic effect; and

(c) the IC50 for such chemical entity in the Target in vitro assay is less than or equal to [***] with [***] selectivity against the [***].

Compounds synthesized and/or assayed against the Target by PTI, Biogen Idec, or Third Parties acting on behalf of either Party prior to the Effective Date will be set forth in a side letter agreement to be entered into by the Parties substantially concurrently with this Agreement.

1.19 “Compound-Related Patent Rights” means any of the Licensed Patents that include claims Covering a Licensed Product, Lead Compound, Development Compound or Back-Up Compound, or their use for treating an indication within the Field.

1.20 “Confidential Information” means (a) with respect to PTI, all tangible embodiments of Licensed Technology, (b) with respect to Biogen Idec, all tangible embodiments of Biogen Idec Technology and (c) with respect to each Party, all Information, Inventions, Know-How and Materials that is/are disclosed or provided by or on behalf of such Party (the

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“Disclosing Party”) to the other Party (the “Receiving Party”) or to any of the Receiving Party’s employees, consultants, Collaborators, Affiliates or Sublicensees, pursuant to this Agreement and whether or not specifically marked or designated by the Disclosing Party as confidential. For purposes of clarity, the non-disclosed terms of this Agreement will be deemed Confidential Information of both Parties.

1.21 “Control” or “Controlled” means with respect to any Intellectual Property Rights, the possession by a Party (or an Affiliate of such Party, as applicable) of the right to grant a license or sublicense to such Intellectual Property Rights as provided herein without violating the terms of any agreement or arrangement with, infringing the Patent Rights of, or misappropriating the proprietary or trade secret information of, any Third Party and without violating any applicable laws and/or regulations. Notwithstanding the foregoing, no Party (or Affiliate of a Party, as applicable) will be deemed to Control any Intellectual Property Rights solely by virtue of the license grants set forth in this Agreement.

1.22 “Cover”, “Covers” or “Covered” means, with respect to a particular product at issue and the relevant Patent Right, that, but for a license granted to a Party under a claim included in such Patent Right, the manufacture, use, sale, offer for sale or importation by such Party of the product at issue would infringe such claim or, in the case of a Patent Right that is a patent application, would infringe a claim in such patent application if it were to issue as a patent, in a particular country or countries.

1.23 “Data Protection” means, with respect to a particular Sole Licensed Product, any legal or regulatory prohibition in a particular country on the sale of a drug that contains the same Compound as such Sole Licensed Product and is claimed to be an equivalent of such Sole Licensed Product (a “Generic Product”), including without limitation by barring reliance upon clinical data with respect to such Sole Licensed Product to gain any Regulatory Approval of the Generic Product or requiring more than mere equivalency data to support any Regulatory Approval of the Generic Product.

1.24 “Development” or “Develop” means, with respect to a Development Compound, Back-Up Compound or a Licensed Product, any and all research, preclinical, clinical, or regulatory activities up to and including the grant of Regulatory Approval for such Development Compound, Back-Up Compound or Licensed Product, including human clinical trials conducted after Regulatory Approval of the Licensed Product in a particular Indication, whether such Indication is the first Indication for such Licensed Product or any subsequent Indication. When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.

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1.25 “Development Compound” means a Lead Compound that meets the criteria set forth on Exhibit C to this Agreement (the “Development Compound Criteria”) and that is designated by Biogen Idec, in Biogen Idec’s sole discretion, for further Development in accordance with Sections 2.5(b) and 2.5(c). For avoidance of doubt, “Development Compound” includes all Primary Development Compounds.

1.26 “Distributor” means any for-profit Third Party that is a distributor of a Licensed Product anywhere in the world for resale, provided that (a) such Third Party is not an Affiliate of Biogen Idec or an Affiliate of any Sublicensee of Biogen Idec, and (b) such Third Party has not been granted a sublicense to develop, have developed, make or have made such Licensed Product, except to the extent that such a sublicense is necessary for such Third Party (i) to perform final packaging of such Licensed Product and/or (ii) to conduct a clinical trial of such Licensed Product to support regulatory approval thereof in such Third Party’s territory. For purposes of this defined term Distributor only, a “sublicense”, as used in this Section 1.26 only, includes (x) an option or other right to negotiate for or receive a sublicense or (y) a standstill or similar obligation toward any Third Party not to grant a sublicense, or an option to obtain a sublicense, to any other Third Party; but in all cases excluding a sublicense or such other rights enumerated in clauses (x) or (y) that are limited to the right to market, distribute, sell and/or support Licensed Products.

1.27 “EMA” means the European Medicines Agency or any successor agency or authority thereto.

1.28 “Excluded Field” means the diagnosis, treatment, or prevention of [***] in humans or animals. For the avoidance of doubt, the Excluded Field will not include the diagnosis, treatment, or prevention of any diseases in humans or animals (a) that have been tested under the Research Plan, or (b) for which a Compound has been advanced into clinical development by Biogen Idec or its Affiliates or Sublicensees prior to the commencement of research or Development activities by PTI, its Affiliates, licensees or Sublicensees. Following the Research Term, if requested in writing by PTI, the Parties will consider revising the Excluded Field to include certain additional diseases in humans or animals based on the findings and outcomes of the Research Plan.

1.29 “FDA” means the United States Food and Drug Administration or any successor agency or authority thereto.

1.30 “FDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended.

1.31 “Field” means the diagnosis, treatment, or prevention of disease in humans or animals.

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1.32 “First Commercial Sale” means the date of the first sale by Biogen Idec, any Sublicensee, or any of their Affiliates, of a Licensed Product to a Third Party for end use or consumption of such Licensed Product following receipt of any required Regulatory Approval in the country in which such Licensed Product is sold, excluding, however, any sale or other distribution at cost or less than cost for use in discovery or research activities, in a clinical study, for compassionate use or for named patient use.

1.33 “Force Majeure” means any occurrence beyond the reasonable control of a Party that prevents or substantially interferes with the performance by such Party of any of its obligations hereunder by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident, or war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government.

1.34 “FTE” means a total of [***] weeks or [***] hours per year of scientific work performed by an employee, contractor or agent of a Party having the appropriate relevant expertise to conduct such activities, on or directly related to the Collaboration.

1.35 “FTE Costs” equal the number of relevant FTEs multiplied by the applicable FTE Rate.

1.36 “FTE Rate” means $[***] per FTE, and will increase annually (with the first of such increase commencing on January 1, 2015) to reflect the change over the preceding twelve (12) months for which data are then available in the Consumer Price Index in the Urban Consumers (CPI-u): US City Average, All Items (as published by the United States Department of Labor, Bureau of Statistics).

1.37 “In vivo Target Validation” means the demonstration, in an experiment and animal model to be agreed by Biogen Idec, by [***] (including, but not limited to, [***] or [***]) that mediate inhibition of the Target of (i) at least a [***] of [***] or [***] (Biogen Idec will have the right in its sole discretion to waive or lower the applicable percentage requirement for each of these [***]), (ii) a [***] of another [***] by a specific percentage to be mutually agreed to between the Parties or (iii) pharmacological [***] of any of the above [***] in an experimental system, and by a [***], if mutually agreed to between the Parties.

1.38 “Indication” means each separate and distinct disease, illness and/or condition, interruption, cessation or disorder of a particular bodily function, system, tissue type or organ, or sign or symptom of any such items or conditions, regardless of the severity, frequency or route of any treatment, dosage strength or patient class.

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1.39 “Information” means, collectively, any and all proprietary information, Know-How, data, analyses and results (in whatsoever form) , ideas and concepts, including any information or data set forth in Investigator’s Brochures, Regulatory Filings and Regulatory Approvals, any business or financial information, and any information relating to methods, techniques, procedures, designs, plans, specifications, apparatus, equipment, expression, synthesis, manufacture, stability, formulation, dosage form, pharmacology, toxicology, pharmacokinetics, clinical efficacy and safety.

1.40 “Infringed or Reasonably Necessary IP” means any intellectual property rights (whether issued or pending) that (a) Cover or claim (or, with respect to pending rights, would Cover or claim if issued) the research, Development, manufacture, Commercialization, use, sale, importation or exportation of a Sole Licensed Product in the applicable jurisdiction or (b) do not fall within clause (a) of this Section 1.40, but where the lack of a right to practice or use such intellectual property rights would effectively prevent the research, Development, manufacture, Commercialization, use, sale, importation or exportation of a Sole Licensed Product because such intellectual property rights Cover or claim (or, with respect to pending rights, would Cover or claim if issued) a right that is necessary to the research, Development, manufacture, Commercialization, use, sale, importation or exportation of a Sole Licensed Product in the applicable jurisdiction (such as, for purposes of illustration only, an intellectual property right that Covers or claims a delivery, formulation, manufacturing or other technology that would be necessary to Commercialize a Sole Licensed Product in the applicable jurisdiction).

1.41 “Intellectual Property Rights” means, collectively, all Know-How and Patent Rights.

1.42 “Invention” means any and all inventions, discoveries, improvements, processes and techniques and any new and useful process, method of manufacture or composition of matter or Material, whether or not patentable, that is conceived or first reduced to practice by either Party, or jointly by both Parties, on or after the Effective Date and during the Term, in the conduct of the research, Development or Commercialization of Licensed Products.

1.43 “Investigator’s Brochure” means a compilation of preclinical and clinical data with respect to a new investigational drug that is proposed for filing with a Regulatory Authority and used to provide information to clinical investigators and Regulatory Authorities.

1.44 “JNDA” means a new drug application submitted to the Ministry of Health, Labor and Welfare to obtain Regulatory Approval for the marketing of a Licensed Product in Japan.

1.45 “Joint Collaboration Know-How” means (a) any Know-How, whether or not patentable, made or created in the course of performing activities under the Collaboration jointly by (i) PTI, its Affiliates or any of their respective representatives, and (ii) Biogen Idec, its Affiliates or any of their respective representatives.

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1.46 “Joint Collaboration Patent Rights” means any Patent Right that Covers any Invention included in Joint Collaboration Know-How.

1.47 “Joint Collaboration Technology” means, collectively, Joint Collaboration Know-How and Joint Collaboration Patent Rights.

1.48 “Know-How” means, collectively, all inventions, discoveries, improvements, trade secrets and proprietary information and methods, whether or not patentable, including without limitation for example, methods of manufacture or use of, and structural and functional information pertaining to, any Materials or compounds and compositions of matter, data, formulations, processes, techniques, know-how and results (including any negative results).

1.49 “Lead Compound” means a Compound that meets the criteria set forth on Exhibit B to this Agreement (the “Lead Compound Criteria”) and that is designated by Biogen Idec in Biogen Idec’s sole discretion, as a Lead Compound in accordance with Section 2.5(a).

1.50 “Licensed Biogen Idec Proprietary Compounds” means Biogen Idec Proprietary Compounds that were, at any time prior to termination of this Agreement, a Lead Compound, Back-Up Compound or contained in a Licensed Product, and products containing the same.

1.51 “Licensed Know-How” means:

(a) any Know-How, whether or not patentable, that (i) is Controlled by PTI or any of its Affiliates as of the Effective Date and (ii) is necessary or useful to conduct the Research Program or to Develop or Commercialize any Compound, Lead Compound, Development Compound, Back-Up Compound or Licensed Product (“PTI Background Know-How”);

(b) any Know-How, whether or not patentable, that is made or created in the course of performing research, Development or Commercialization activities under the Collaboration solely by PTI, its Affiliates or any of their respective representatives (“PTI Collaboration Know-How”); and

(c) PTI’s interest in Joint Collaboration Know-How.

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1.52 “Licensed Patents” means:

(a) any Patent Right in any form that is Controlled by PTI or any of its Affiliates as of the Effective Date and that Covers a Compound, Lead Compound, Development Compound, Backup Compound, or Licensed Product (including the composition of matter thereof), a method of making any Compound, Lead Compound, Development Compound, Backup Compound, or Licensed Product, a method of using any Compound, Lead Compound, Development Compound, Backup Compound, or Licensed Product, or a method or assay for screening for a compound that modulates the Target, or is otherwise necessary or useful to conduct the Research Program or to Develop or Commercialize any Lead Compound, Development Compound, Backup Compound, or Licensed Product (“PTI Background Patent Rights”);

(b) any Patent Right in any form that is Controlled solely by PTI or any of its Affiliates that Covers any Invention included in the PTI Collaboration Know-How (“PTI Collaboration Patent Rights”); and

(c) PTI’s interest in Joint Collaboration Patent Rights.

1.53 “Licensed Product” means any product for use in the Field that contains or consists of a Development Compound as an active ingredient.

1.54 “Licensed Technology” means, collectively, Licensed Know-How and Licensed Patents.

1.55 “MAA” means a Marketing Authorization Application submitted to the EMA pursuant to the centralized approval procedure to obtain European Commission approval for the marketing of a Licensed Product in the European Union, or any successor application or procedure required to sell a Licensed Product in the European Union.

1.56 “Major Market Country” means any one of the following countries: [***].

1.57 “Materials” means any tangible chemical, biological or physical materials.

1.58 “NDA” means any new drug application or biologics license application or equivalent filing that is filed with a Regulatory Authority that is necessary for approval to market and sell new pharmaceutical Licensed Products in the country or countries in which such Regulatory Authority has jurisdiction.

1.59 “Net Sales” means, with respect to each country in the world, the gross amount due for sales of Licensed Products in such country by Biogen Idec or its Sublicensees, or any of their respective Affiliates (in each case, the “Invoicing Entity”) to Third Parties (including, but not limited to, Distributors), less the following deductions, in each case (A) to the extent not already

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deducted or excluded from the gross amount invoiced, (B) without duplication, (C) where applicable with respect to the gross amount invoiced for Licensed Products, (D) as incurred in the ordinary course of business in type and amount consistent with good industry practice and ( E) as determined in accordance with, and as recorded in revenues under, United States Generally Accepted Accounting Principles:

(i) sales returns, allowances and other adjustments actually paid, granted and taken, or accrued on Licensed Products, including trade, quantity, prompt pay and cash discounts, and adjustments granted on account of price adjustments or billing errors;

(ii) credits or allowances given or made, and taken, for rejection or return of previously sold Licensed Products or for rebates or retroactive price reductions (including Medicare, Medicaid, managed care and similar types of rebates and chargebacks);

(iii) taxes, duties or other governmental charges levied on or measured by the billing amount for Licensed Products, as adjusted for rebates and refunds, which, for the avoidance of doubt, shall not include any tax, duty, or other charge imposed on or measured by net income (however denominated), or any franchise taxes, branch profits taxes, or similar tax;

(iv) customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes), as adjusted for rebates and refunds;

(v) pharmaceutical excise taxes (such as those imposed by the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48) and other comparable laws);

(vi) charges for freight and insurance paid that are directly related to the distribution of Licensed Products;

(vii) credits for allowances given or made, and taken, for wastage replacement for Licensed Products;

(viii) wholesaler and distributor administration fees paid that are directly related to the distribution of Licensed Products; and

(ix) other similar or customary deductions taken in the ordinary course of business or in accordance with United States Generally Accepted Accounting Principles that are directly related to the distribution of Licensed Products.

Net Sales shall be determined in accordance with United States Generally Accepted Accounting Principles. Net Sales shall not be imputed to transfers of Licensed Products for use in

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any clinical trial, for bona fide charitable purposes, for compassionate use, for indigent patient programs or in reasonable quantities as free Licensed Products samples (such transfers, “Exempted Transfers”). Any Exempted Transfers shall be made in a manner consistent with Invoicing Entity’s practices, if any, with respect to Licensed Products prior to the Effective Date.

Notwithstanding the foregoing, in the event a Licensed Product is sold as a component of a Combination Product (as defined below) in any country in the world in any Calendar Quarter, and in such country both the Licensed Product and the other component(s) are also sold separately from each other during such Calendar Quarter, then Net Sales shall be calculated by multiplying the Net Sales of the Combination Product in such country during such Calendar Quarter (calculated by applying the criteria set forth above as if it applied to sales of such Combination Product in such country) by the fraction A/(A+B), where A is the average Net Sales per unit sold of Licensed Products when sold separately in such country during such Calendar Quarter (calculated by determining the Net Sales of Licensed Products in such country during such Calendar Quarter in accordance with the criteria set forth above and dividing such Net Sales by the number of units of Licensed Products sold in such country during such Calendar Quarter) and B is the average Net Sales per unit sold of the other active component(s) included in the Combination Product when sold separately in such country during such Calendar Quarter (calculated by determining the Net Sales of such other active component(s) in such country during such Calendar Quarter by applying the criteria set forth above as if it applied to sales of such other active component(s) and dividing such Net Sales by the number of units of such other active component(s) sold in such country during such Calendar Quarter). In the event a Licensed Product is sold as a component of a Combination Product (as defined below) in any country in the world in any Calendar Quarter, and in such country the Licensed Product is sold separately in such Calendar Quarter, but not the other component(s), then Net Sales shall be calculated by multiplying the Net Sales of the Combination Product in such country during such Calendar Quarter (calculated by applying the criteria set forth above as if it applied to sales of such Combination Product in such country) by the fraction A/C, where A is the average Net Sales per unit sold of Licensed Products when sold separately in such country during such Calendar Quarter (calculated by determining the Net Sales of Licensed Products in such country during such Calendar Quarter in accordance with the criteria set forth above and dividing such Net Sales by the number of units of Licensed Products sold in such country during such Calendar Quarter) and C is the average Net Sales per unit sold of the Combination Product during such Calendar Quarter (calculated by determining the Net Sales of the Combination Product in such country during such Calendar Quarter by applying the criteria set forth above as if it applied to sales of the Combination Product as a whole dividing such Net Sales by the number of units of the Combination Product sold in such country during such Calendar Quarter). For purposes of calculating the average Net Sales per unit sold of Licensed Products and other active component(s) of a Combination Product in accordance with the above described equations, any of the deductions described in clauses (i) through (ix) above that apply to such

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Combination Product shall be allocated among sales of Licensed Products and sales of the other active component(s) included in such Combination Product as follows: (1) deductions that are attributable solely to Licensed Products or one of the other active component(s) shall be allocated solely to Net Sales of Licensed Products or such other active component, as applicable, and (2) all other deductions shall be allocated among sales of Licensed Products and sales of the other active component(s) in proportion to the parties’ agreed upon reasonable good faith estimate of the fair market value of Licensed Products and the other active component(s). In the event that no separate sales of Licensed Products included in a Combination Product are made by Invoicing Entity during a Calendar Quarter in which such Combination Product is sold in a country, the average Net Sales per unit sold in the above described equations shall be replaced with the parties’ agreed upon reasonable good faith estimate of the fair market value of Licensed Products and each of the other active component(s) included in such Combination Product. For purposes of this Section 1.59, “Combination Product” means (x) any single product in finished form containing as active ingredients both (A) Licensed Products and (B) one or more other pharmaceutically active compounds or substances; (y) any sale of Licensed Products with another product(s) for a single invoice price; or (z) any sale of Licensed Products as part of a bundle with other product(s) or service(s) (i.e., where Licensed Products and such other product(s) or services are sold for a single invoice price or where a discount, rebate or other amount that reduces the price of Licensed Products is provided in exchange for (or otherwise conditioned upon) the purchase of such other product(s) or services), to the extent not described in clause (x) or (y).

In any transfers of Licensed Products between an Invoicing Entity and an Affiliate of such Invoicing Entity not for the purpose of resale by such Affiliate, Net Sales will be equal to the fair market value of the Licensed Products so transferred, assuming an arm’s length transaction made in the ordinary course of business. In the event that an Invoicing Entity receives non-cash consideration for any Licensed Products or in the case of transactions not at arm’s length with a non-Affiliate of an Invoicing Entity, Net Sales will be calculated based on the fair market value of such consideration or transaction, assuming an arm’s length transaction made in the ordinary course of business. Sales of Licensed Products by an Invoicing Entity to its Affiliate or a Sublicensee for resale by such Affiliate or Sublicensee will not be deemed Net Sales. Instead, Net Sales will be determined based on the gross amount billed or invoiced by such Affiliate or Sublicensee upon resale of such Licensed Products to a Third Party purchaser that is not an Affiliate or Sublicensee. For the avoidance of doubt, (i) Net Sales shall be calculated based on transfers to Distributors and not on transfers from Distributors to end-user customers, and (ii) nothing in this paragraph or anywhere else in this Section 1.59 shall be construed to include any Exempted Transfers in any calculation or determination of Net Sales.

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Notwithstanding anything in this Agreement to the contrary, an Invoicing Entity shall not, and shall cause its Affiliates not to, take any action, or omit to take any action, for the primary purpose of reducing the amount of any payment otherwise due to PTI.

1.60 “Patent Rights” means the rights and interests in and to issued patents and pending patent applications (which, for purposes of this Agreement, include certificates of invention, applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions thereof, including patent term extensions and supplemental protection certificates, and all foreign counterparts of any of the foregoing.

1.61 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.62 “Phase I Trial” means, for any Licensed Product, a phase I study as defined in Section 312.21, Volume 21, of the U.S. Code of Federal Regulations (“C.F.R.”) or any equivalent trial thereto outside of the United States.

1.63 “Phase II Trial” means for any Licensed Product, a phase II study (including a phase IIa or phase IIb study) as defined in 21 C.F.R. 312.21 or any equivalent trial thereto outside of the United States.

1.64 “Phase III Trial” means for any Licensed Product, a phase III study as defined in 21 C.F.R. 312.21 or any equivalent trial thereto outside of the United States.

1.65 “Program Sale” means (a) the sale or license by PTI to an Unaffiliated Acquiror of all or substantially all of PTI’s assets that relate to a specific Licensed Product or set of Licensed Products that (b) does not constitute a Change of Control.

1.66 “PTI Collaboration Technology” means, collectively, PTI Collaboration Know-How and PTI Collaboration Patent Rights.

1.67 “Qualified Service Provider” means a Third Party vendor or service provider who is engaged to provide goods or services with respect to activities related to the Collaboration, on a fee for services basis, on behalf of a Party hereunder, and who enters into an agreement that is consistent with the terms of this Agreement. Without limiting the generality of the foregoing, any such agreement must contain an assignment of all inventions, deliverables or other results of the

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work done under such agreement to the contracting Party and provisions protecting the confidentiality of Information that are at least as stringent as the terms contained in Section 9 of this Agreement.

1.68 “Regulatory Approval” means, with respect to any country or region in the Territory, all approvals, licenses, registrations or authorizations of any applicable Regulatory Authority in such country or region, necessary for the marketing and sale of a Licensed Product in such country or region, including any pricing and/or reimbursement approvals legally or practically required to market or sell a Licensed Product in such country.

1.69 “Regulatory Authority” means the FDA and, with respect to any country outside of the U.S., any regulatory agency, ministry, department or other governmental body having authority in such country substantially equivalent to the authority of the FDA to regulate the Development, manufacture, marketing, promotion and sale of pharmaceutical products.

1.70 “Regulatory Filings” means, collectively: (a) all INDs, NDAs, MAAs, JNDAs, BLAs, establishment license applications, Drug Master Files, applications for designation as an “Orphan Licensed Product(s)” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356), for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(4)(B)) , or for Breakthrough Therapy designation under Section 902 of the FDASIA and all other similar filings (including, without limitation, counterparts of any of the foregoing in any country or region in the Territory); (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.

1.71 “Research Plan” means the mutually agreed research plan and Budget for the Research Program. The initial Research Plan is attached to this Agreement as Exhibit A.

1.72 “Research Program” means the research activities to be conducted by the Parties under the Research Plan with the principal goals of (a) discovering Compounds and (b) characterizing, optimizing, and supporting the progression of such Compounds to Lead Compounds and into pre-clinical Development as Development Compounds, including the identification and validation of biomarkers and/or other measures of pharmacodynamic outcomes.

1.73 “Research Term” means the period beginning on the Effective Date and, unless terminated earlier in accordance with Section 12.2, ending on the fourth (4th) anniversary of the Effective Date.

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1.74 “Royalty-Free Products” means Small Molecules other than Biogen Idec Proprietary Compounds that at any time met the definition of Compounds under this Agreement and that are intended primarily to modulate the Target, and products containing the same.

1.75 “Royalty Term” means with respect to each Sole Licensed Product in each country in the Territory, the period beginning on the date of First Commercial Sale of such Licensed Product in such country and ending on the later of (a) the expiration of the last Valid Claim Covering such Sole Licensed Product in such country, (B) ten (10) years following the First Commercial Sale of such Sole Licensed Product in such country, or (C) the expiration of Data Protection for such Sole Licensed Product in such country.

1.76 “Small Molecule” means a chemical entity that has a molecular weight that is less than 1,000 Daltons.

1.77 “Sublicensee” means, (i) with respect to Biogen Idec, any Person, other than Biogen Idec or an Affiliate or Distributor of Biogen Idec, to which Biogen Idec grants a license, sublicense or similar right under any Licensed Technology to research, Develop, make, use, import, offer for sale or sell any Development Compound, Back-Up Compound or Licensed Product, and (ii) with respect to PTI, either (A) any Person, other than PTI or an Affiliate or distributor of PTI, to which PTI grants a license, sublicense or similar right under any Biogen Idec Technology to research, Develop, make, use, import, offer for sale, or sell any Discontinued Collaboration Compound or a product containing a Discontinued Collaboration Compound or (B) any Qualified Service Provider to which PTI grants a license, sublicense or similar right under any Biogen Idec Technology.

1.78 “Target” means the de-ubiquitinating enzyme known as Usp14 .

1.79 “Territory” means all countries and territories of the world.

1.80 “Third Party” means any Person, entity or corporation other than the Parties and their Affiliates.

1.81 “Valid Claim” means (a) a claim of an issued and unexpired patent within the Patent Rights that has not been (i) held permanently revoked, unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, (ii) cancelled, disclaimed, denied or otherwise held to be invalid or unenforceable through reissue, reexamination, disclaimer, derivation, opposition or otherwise, (iii) abandoned or (iv) permanently lost through an interference, derivation, inter partes reexamination, ex parte reexamination, post grant review, or opposition proceeding without any right of appeal or review; or (b) a pending claim of a pending patent application within the

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Patent Rights that (i) has been asserted and continues to be prosecuted in good faith and has not been cancelled, withdrawn or abandoned without being refiled in another application in the applicable jurisdiction and (ii) has not been abandoned or finally rejected without the possibility of appeal or refiling; provided that any patent application pending for more than six (6) years from the date of issuance of the first patent office action on the merits regarding the patentability of such claim by the relevant patent office in the country or territory in which such claim is pending (excluding any time during which such application is in interference, derivation, opposition or similar proceedings, or the decision of an examiner with respect to such application is being appealed) shall not be considered a Valid Claim for purposes of this Agreement from and after such six (6) year date unless and until a patent issues from such patent application.

Additional Definitions. In addition, each of the following definitions will have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section
Abandoning Party	8.4
Action	8.5(b)
Additional Intellectual Property	7.6(a)
Agreement	Recitals
Assuming Party	8.4
Audited Party	6.13
Auditing Party	6.13
Back-Up Compound	2.5(c)
Bankrupt Party	12.2(d)(i)
Bankruptcy Code	12.2(d)(ii)
Biogen Idec	Recitals
Biogen Idec Background Know-How	1.5(a)
Biogen Idec Background Patent Rights	1.6(a)
Biogen Idec Collaboration Know-How	1.5(b)
Biogen Idec Collaboration Patent Rights	1.6(a)
C.F.R.	1.62
CNS Competitor	3.1(e)
Co-Commercialization Option	5.4
Co-Commercialized Product	5.4
Co-Developed Licensed Product	5.4
Co-Development Compound	5.2(a)
Co-Development Option	5.1
Co-Development Plan	5.2(c)
Co-Commercialization Plan	5.5(a)

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Definition	Section
Combination Product	1.59
Development and Commercialization License	7.2(b)
Development Compound Criteria	1.25
Development Compound Milestone Payment	6.4(b)(i)
Development Milestone Event	6.4(c)(i)
Development Milestone Payment	6.4(c)(i)
Disclosing Party	1.20
Discontinued Collaboration Compound	2.5(d)
Effective Date	Recitals
Forgone Grant Amount	6.3(c)
Forgone Grant Calendar Quarter	6.3(c)
Generic Product	1.23
Exempted Transfer	1.59
Harvard	7.5
Harvard Development Milestones	3.1(d)(i)
Harvard License	7.5
Harvard Patent Rights	7.5
Indemnitee	11.3
Independent Expert	2.3(d)
Infringement	8.5(a)
Infringement Notice	8.5(a)
Invoicing Party	6.3(b)
JCC	5.5(a)
JDC	5.2(a)
JRC	2.3(a)
Lead Compound Criteria	1.49
Negotiation Period	13.1(b)
Non-Bankrupt Party	12.2(d)(i)
Operational Deadlock	2.3(d)
Party/Parties	Recitals
Patent Coordinator	8.1(b)
Phase II PTI Co-Development Termination Option	5.3
Post-Research Term Development Support Activities	3.1(f)
Primary Development Compound	2.5(c)
PTI	Recitals
PTI Background Know-How	1.51(a)
PTI Background Patent Rights	1.52(a)

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Definition	Section
PTI Collaboration Know-How	1.51(b)
PTI Collaboration Patent Rights	1.52(a)
PTI Subsidiary	6.16(a)
Publishing Party	9.4
Receiving Party	1.20
Reconciliation Payment	6.3(b)
Research License	7.2(a)
Reviewing Party	9.4
Sale Notice	13.1(a)
SBIR Grant	6.3(c)
Sole Commercialization Plan	4.1(b)
Sole Development Compound	3.1(a)
Sole Development Plan	3.1(c)
Sole Licensed Product	3.1(c)
Term	12.1
Third Party Agreements	10.2(b)
Total Quarterly Expenses	6.3(b)
Unaffiliated Acquiror	1.13
Upfront Fee	6.1

2. RESEARCH PROGRAM; GOVERNANCE

2.1 Conduct of Research Program. During the Research Term, the Parties will collaborate to conduct the Research Program in accordance with the Research Plan and Budget. Each of the Parties will exercise Commercially Reasonable Efforts to conduct their respective obligations under the Research Plan with respect to each Compound that is the subject of the Research Program.

2.2 Provision of Know-How and Materials. Each Party will provide to the other Party (i) such Know-How Controlled by such Party and (ii) such Materials possessed by such Party with the right to provide hereunder, in each case as required under the Research Plan.

2.3 Governance.

(a) Establishment of JRC. Promptly after execution of this Agreement, the Parties will establish a joint research committee (the “JRC”) comprised of an equal number of representatives from the senior science management of each Party to review and oversee the conduct of the Research Program.

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(b) Responsibilities of JRC. The JRC will:

(i) coordinate the Research Program, including assigning activities to be performed by each Party under the Research Plan;

(ii) discuss designation of Compounds as Lead Compounds and Lead Compounds as Development Compounds;

(iii) establish and monitor progress against the objectives of the Research Program;

(iv) update and approve any changes to the Research Plan and Budget at least annually;

(v) exchange and review scientific information and data relating to the activities being conducted under the Research Program; and

(vi) make such other decisions as are expressly allocated to the JRC by mutual agreement of the Parties.

(c) Frequency of Meetings. The JRC will meet at least once each Calendar Quarter during the Research Term and for so long as PTI is conducting Post-Research Term Development Support Activities.

(d) Decision-Making. Each party will have one collective JRC vote and, except as otherwise provided in this Agreement, the JRC will make decisions by consensus, including any determination that the In vivo Target Validation has been met, that a Compound satisfies the Lead Compound Criteria or that a Lead Compound satisfies the Development Compound Criteria. In the event the JRC fails to reach unanimous agreement with respect to a particular matter within its decision-making authority, then either Party may have such matter referred to the Biogen Idec head of research and the PTI head of research, who will meet promptly and negotiate in good faith to resolve such matter (an “Operational Deadlock”). If the Biogen Idec head of research and the PTI head of research are unable to resolve such Operational Deadlock within thirty (30) days or such longer period of time as they may agree, Biogen Idec will have final decision-making authority, except that in the event of an Operational Deadlock involving the achievement of In vivo Target Validation, Lead Compound Criteria or Development Compound Criteria, in which PTI believes such criteria have been met and Biogen Idec does not, the matter

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will be referred to the authorized executive officers of the Parties for resolution. If such authorized executive officers are unable to resolve such Operational Deadlock within thirty (30) days, or such longer period as they may agree, the matter will then be referred to an independent Third Party expert (an “Independent Expert”) for final determination. Biogen Idec and PTI shall select an Independent Expert within twenty (20) days after expiration of such thirty (30) day period (as extended by mutual agreement, if applicable) to resolve the Operational Deadlock, who shall render his or her determination within ten (10) days after selection by the Parties. If Biogen Idec and PTI are unable to agree on an Independent Expert, then Biogen Idec and PTI, by notice to each other, shall each select an Independent Expert to resolve the Operational Deadlock, and such Independent Experts shall render their determination within ten (10) days of selection of the first Independent Expert. If either Biogen Idec or PTI fail to appoint such an Independent Expert within twenty (20) days after the other party has delivered notice of its selection of an Independent Expert, then the Independent Expert appointed by the party that first delivered its notice shall make the determination, and such determination shall govern. If two Independent Experts are appointed and they agree upon the resolution of the Operational Deadlock, then their joint determination shall govern. If two Independent Experts are appointed and are unable to agree upon the resolution of the Operational Deadlock within the ten (10) day period for rendering their determination, then the two Independent Experts shall, within five (5) days thereafter, select a third Independent Expert. The third Independent Expert shall make his or her determination within ten (10) days following such Independent Expert’s appointment. All decisions of any Independent Expert shall be rendered in writing and shall be signed by such Independent Expert and the final decision shall be conclusive and final and deemed to be the determination of the JRC. The costs of engaging the Independent Expert(s) will be shared equally by the Parties.

2.4 Other Meetings. In addition to the meetings of the JRC, the Parties will provide each other with regular updates on the results of the Research Program through project team meetings (or meetings of similar working groups designated by the JRC) held no less than once per month unless otherwise mutually agreed. During the Research Term, PTI will also facilitate active participation in the Research Program by Drs. Daniel Finley and Randall King and such other PTI scientific founders as Biogen Idec may reasonably request, including participation by Drs. Finley and King in meetings of the JRC, project teams, or such other meetings as the Parties may elect to review the Research Program.

2.5 Compound Designation.

(a) Lead Compounds. During the Research Term, the JRC will regularly assess the progress of Compounds towards achieving the Lead Compound Criteria. Upon determination by the JRC that a Compound satisfies the Lead Compound Criteria, Biogen Idec will have the right to designate such Compound as a Lead Compound at any time during the Research Term.

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(b) Development Compounds. During the Research Term, the JRC will regularly assess the progress of Lead Compounds towards achieving the Development Compound Criteria. Upon determination by the JRC that a Lead Compound satisfies the Development Compound Criteria, Biogen Idec will have the right to designate such Lead Compound as a Development Compound at any time during the Research Term. Notwithstanding the foregoing, Biogen Idec will continue to have the right to designate as a Development Compound at any time during the Term any Lead Compound that (i) is a Biogen Idec Proprietary Compound, or (ii) Biogen Idec designated as a Back-Up Compound during the Research Term (as described in Section 2.5(c)). During the Research Term, Biogen Idec will maintain a written inventory log of all Compounds that are Biogen Idec Proprietary Compounds and that are used in the Research Program, which it will provide to the JRC at each JRC meeting. At the end of the Research Term, Biogen Idec will provide the final inventory log of all Biogen Idec Proprietary Compounds that were used in the Research Program to the JRC.

(c) Back-Up Compounds. Biogen Idec may, in its discretion, at any time during the Research Term, designate (i) any number of Development Compounds, (ii) any number of Lead Compounds that are Biogen Idec Proprietary Compounds and (iii) up to [***] Lead Compounds that are not Biogen Idec Proprietary Compounds as “Back-Up Compounds” with respect to any one Development Compound (such Development Compound, a “Primary Development Compound”). If Biogen Idec determines, in its sole discretion based on criteria similar to how Biogen Idec makes determinations with respect to its own therapeutic programs, taking into account such factors as development feasibility, commercial viability, and intellectual property protection, that the Development of a Primary Development Compound has not yielded sufficient progress and that Development activities with respect to such Primary Development Compound should be discontinued, then Biogen Idec may designate one of the Back-Up Compounds for such Primary Development Compound as a substitute for such Primary Development Compound, and such Back-Up Compound will then be considered the Primary Development Compound. In such case, the discontinued Primary Development Compound will be deemed to be a Back-Up Compound for such new Primary Development Compound. In order to maintain a Lead Compound as a Back-Up Compound, Biogen Idec will be required to establish that it is using Commercially Reasonable Efforts applicable to Back-Up Compounds in connection with the Development of such Back-Up Compound.

(d) Discontinued Collaboration Compounds. Any (i) Compound designated by Biogen Idec as a Discontinued Collaboration Compound at any time up to the end of the Research Term, (ii) Compound, other than a Biogen Idec Proprietary Compound, not designated by Biogen Idec as a Lead Compound by the end of the Research Term, or (iii) Lead Compound, other than a Lead Compound that is a Biogen Idec Proprietary Compound, not designated by Biogen Idec as a Development Compound or a Back-Up Compound by the end of the Research Term will, in each

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case, automatically become a “Discontinued Collaboration Compound”. Each Discontinued Collaboration Compound (i) would no longer be a Lead Compound for purposes of this Agreement and (ii) would be excluded from the scopes of the license grants under Sections 7.2(a) and 7.2(b). In addition, Biogen Idec would have no right to designate any Discontinued Collaboration Compound as a Lead Compound or as a Development Compound. For avoidance of doubt, Biogen Idec Proprietary Compounds may never be considered Discontinued Collaboration Compounds. During the Research Term, PTI will maintain a written inventory log of all Discontinued Collaboration Compounds, which it will provide to the JRC upon the request of Biogen Idec. At the end of the Research Term, PTI will provide the final inventory log of all Discontinued Collaboration Compounds to the JRC.

(e) Limitations. For avoidance of doubt, Biogen Idec will not have the right to designate any Compound as a Lead Compound after expiration of the Research Term. In addition, Biogen Idec will not have the right to designate any Lead Compound as a Development Compound after expiration of the Research Term, except for (i) Lead Compounds that were designated as Back-Up Compounds during the Research Term as described in Section 2.5(c), or (ii) Biogen Idec Proprietary Compounds.

3. DEVELOPMENT

3.1 Sole Development Compounds

(a) Disclosure and Assistance For Sole Development Compounds. Promptly following the designation of a Development Compound as to which PTI does not exercise the Co-Development Option under Section 5.1 or as to which PTI had exercised the Co-Development Option under Section 5.1, but then exercises the Phase II PTI Co-Development Termination Option under Section 5.3 (each a “Sole Development Compound”), PTI will provide reasonable assistance to Biogen Idec with respect to the use and practice of all Licensed Technology related to each such Sole Development Compound, to the extent PTI has not already done so. Without limiting the foregoing, PTI will (a) disclose to Biogen Idec within [***] of the date on which Biogen Idec designates a Sole Development Compound all items of Licensed Technology related to such Sole Development Compound that exist in tangible form or in writing (including electronic media) and were not previously disclosed to Biogen Idec hereunder and (b) make its personnel reasonably available to provide answers to Biogen Idec’s questions during normal business hours, to assist Biogen Idec in understanding and implementing such Licensed Technology in order for Biogen Idec to commence or continue the Development of such Sole Development Compound as contemplated in this Agreement.

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(b) Diligence. Biogen Idec agrees to use Commercially Reasonable Efforts, and will cause its Sublicensees to use Commercially Reasonable Efforts, to initiate and pursue the Development of, and seek Regulatory Approval for, at least one (1) Licensed Product for each Sole Development Compound designated under Section 2.5(b) (other than Development Compounds designated by Biogen Idec as Back-Up Compounds) and Section 3.1(a), in at least one (1) Indication in all Major Market Countries.

(c) Responsibility for Development of Sole Development Compounds and Sole Licensed Products. Biogen Idec will use Commercially Reasonable Efforts to initiate or continue Development of any Sole Development Compound promptly upon its designation, and will inform PTI of the time it so initiates Development and of the Indication for which such Licensed Product is being Developed, each of which will be deemed Confidential Information of Biogen Idec. Biogen Idec will have the sole right and responsibility for, and will have full control and authority over, at its sole cost and expense, the Development of Sole Development Compounds and Licensed Products containing or consisting of each such Sole Development Compound (each a “Sole Licensed Product”), including making all strategic and tactical decisions with respect thereto, conducting all Development activities and establishing the methods and means by which it performs such activities under this Agreement. Biogen Idec may, in its sole discretion, delegate any work performed on Development of such Sole Licensed Product to any of its Collaborators, or to any other Third Party consultants, clinical investigators and service providers, in each case by way of agreements having terms not inconsistent with the terms of this Agreement, including terms relating to confidentiality and Intellectual Property Rights, provided that Biogen Idec shall remain responsible hereunder for the performance of any such Persons.

(d) Additional Milestones.

(i) In addition to the foregoing, Biogen Idec will use Commercially Reasonable Efforts to achieve each of the Development Milestones from the Harvard License that are listed on Exhibit G (the “Harvard Development Milestones”) with regard to each Sole Licensed Product; provided that, Biogen Idec will not be in default of its obligations under this Section 3.1(d)(i) if the reason that Biogen Idec or its Sublicensee failed to achieve such a milestone was due to factors beyond its control, including, without limitation, (1) any force majeure, (2) any delay (not attributable to Biogen Idec, any Sublicensee, or any of their Affiliates) or change in the regulatory requirements or the regulatory process, including, without limitation, any such delays or changes associated with obtaining approvals for development or commercialization from Regulatory Authorities, (3) unavailability of supply of raw materials or products, (4) adverse pre-clinical or clinical results with respect to Licensed Product in terms of safety or efficacy, (5) change in laws or legal requirements, (6) inability to identify or develop

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suitable formulation for Licensed Product and (7) unanticipated problems with manufacturing process and scale-up of Licensed Product; and provided further that, in the event that Biogen Idec has materially breached its diligence obligations under this Section 3.1(d)(i) with respect to a Licensed Product, PTI shall only have the right to terminate this Agreement with respect to such Licensed Product and not with respect to any other Licensed Product as to which Biogen Idec is not in breach of its diligence obligations under this Section 3.1(d).

(ii) If, subject to Section 3.1(d)(i), Biogen Idec, by itself or through its Sublicensees, fails to meet any of the Harvard Development Milestones within the applicable time period, then Biogen Idec will cooperate with PTI in complying with the procedures in Sections 3.4 of the Harvard License, including by assisting PTI in presenting to Harvard an Explanation and a Plan (as such terms are defined in the Harvard License) that are acceptable to Harvard. Biogen Idec agrees to reimburse PTI for any and all payments that PTI makes to Harvard under Section 3.5 of the Harvard License that are necessary thereunder to avoid or delay the termination of the Harvard License to the maximum extent permitted, which reimbursement payments will be non-refundable by PTI, but will be creditable by Biogen Idec against the next milestone payment(s) that become payable by Biogen Idec under this Agreement with respect to Sole Licensed Products.

(e) Development Plan for Sole Development Compounds and Sole Licensed Products; Summary Reports. Biogen Idec will prepare and maintain an annual Development plan covering each Sole Development Compound and Sole Licensed Product (a “Sole Development Plan”) and will provide PTI with a copy of such Sole Development Plan annually, as well as any subsequent material updates or changes thereto. Additionally, within [***] after the end of each Calendar Year, Biogen Idec shall furnish PTI with a summary written report summarizing its efforts, and the efforts of its Sublicensees, during the prior Calendar Year to Develop Sole Licensed Products, which report will include a summary of intended efforts for the then-current Calendar Year and will contain sufficient detail for PTI to assess whether Biogen Idec is in compliance with its obligations in Section 3.1(b). Notwithstanding anything to the contrary in the foregoing, if PTI undergoes a Change of Control with any operating entity that is directly engaged in the research, development or commercialization of products or services for the treatment of diseases of the central nervous system in humans, other than solely pursuant to this Agreement as a result of the Change of Control (a “CNS Competitor”), Biogen Idec will have no further obligation to provide any Sole Development Plan, but will continue to provide the annual summary reports to PTI or its successor.

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(f) Post-Research Term Development Support Activities for Sole Developed Compounds. If Biogen Idec wishes PTI to conduct any research activities with respect to a Sole Development Compound after the Research Term, such as the identification and validation of biomarkers and/or other measures of pharmacodynamic outcomes (“Post-Research Term Development Support Activities”), the parties will negotiate in good faith to agree upon appropriate compensation for PTI and other commercially reasonable terms with respect to such activities.

3.2 Development Diligence for Co-Development Compounds.

(a) General. Biogen Idec and PTI each agree to use Commercially Reasonable Efforts and, in Biogen Idec’s case, will cause its Sublicensees to use Commercially Reasonable Efforts, to initiate and pursue the Development of, and seek Regulatory Approval for, at least one (1) Licensed Product for each Co-Development Compound designated under Section 2.5(b) (other than Development Compounds designated by Biogen Idec as Back-Up Compounds) and Section 5.1, in at least one (1) Indication in all Major Market Countries. Biogen Idec and PTI will work together to produce, within [***] after the end of each Calendar Year, a summary written report summarizing the Parties’ efforts, and the efforts of Biogen Idec’s Sublicensees, during the prior Calendar Year to Develop Co-Developed Licensed Products, which report will include a summary of intended efforts for the then-current Calendar Year and will contain sufficient detail for each Party to assess whether the other Party is in compliance with its obligations under this Section 3.2(a).

(b) Additional Milestones.

(i) In addition to the foregoing, Biogen Idec and PTI will each use Commercially Reasonable Efforts to achieve each applicable Harvard Development Milestone within the applicable time periods; provided that, neither Party will be in default of its obligations under this Section 3.2(b)(i) if the reason that such Party or its Sublicensee failed to achieve such a milestone was due to factors beyond its control, including, without limitation, (1) any force majeure, (2) any delay (not attributable to such Party, any Sublicensee, or any of their Affiliates) or change in the regulatory requirements or the regulatory process, including, without limitation, any such delays or changes associated with obtaining approvals for development or commercialization from Regulatory Authorities, (3) unavailability of supply of raw materials or products, (4) adverse pre-clinical or clinical results with respect to Licensed Product in terms of safety or efficacy, (5) change in laws or legal requirements, (6) inability to identify or develop suitable formulation for Licensed Product and (7) unanticipated problems with manufacturing process and scale-up of Licensed Product.

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(ii) If the Parties, by themselves or through Sublicensees, fail to meet any of the Harvard Development Milestones within such specified time periods, then the Parties will cooperate with each other in complying with the procedures in Sections 3.4 of the Harvard License, including by working together to present to Harvard an Explanation and a Plan (as such terms are defined in the Harvard License) that are acceptable to Harvard. If such failure to meet a Harvard Milestone is due solely to Biogen Idec’s actions or omissions, Biogen Idec agrees to reimburse PTI for any and all payments that PTI makes to Harvard under Section 3.5 of the Harvard License that are necessary thereunder to avoid or delay the termination of the Harvard License to the maximum extent permitted, which reimbursement payments will be non-refundable by PTI, but will be treated as Biogen Idec Development costs with respect to the affected Co-Developed Licensed Products. If such failure to meet a Harvard Milestone is due solely to PTI’s actions or omissions, PTI will bear all such costs, but such costs will be treated as PTI Development costs with respect to the affected Co-Developed Licensed Products. If such failure to meet a Harvard Milestone is due to actions or omissions by both Parties, the Parties will split such costs and such costs will be treated as Development costs by each Party.

3.3 All Development Compounds and Licensed Products.

(a) Manufacture of Development Compounds and Licensed Products. Biogen Idec has the exclusive right to manufacture Development Compounds and corresponding Licensed Products itself or through one or more Affiliates or Third Parties selected by Biogen Idec in its sole discretion.

(b) Responsibility for Regulatory Filings for Development Compounds and Licensed Products. Biogen Idec will have the sole right and responsibility for preparing and filing all Regulatory Filings with respect to Development Compounds and corresponding Licensed Products in the Territory in its own name, for interacting with Regulatory Authorities with respect to such Regulatory Filings and for reporting to Regulatory Authorities all Adverse Events related to any Development Compounds and corresponding Licensed Products if and to the extent required by applicable laws and regulations, in each case except and only to the extent any such activities are assigned to PTI under a duly approved Co-Development Plan in accordance with Section 5.2.(c). All Regulatory Approvals for Licensed Products will be solely owned by Biogen Idec.

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4. COMMERCIALIZATION

4.1 Sole Licensed Products.

(a) Responsibility for Commercialization of Sole Licensed Products. Biogen Idec will inform PTI at least [***] prior to the expected Regulatory Approval of each Sole Licensed Product and with respect to each Indication for which such Sole Licensed Product receives Regulatory Approval, which will be deemed Confidential Information of Biogen Idec. Biogen Idec will have the sole right and responsibility for, and will have full control and authority over, at its sole cost and expense, the Commercialization of each Sole Licensed Product, including making all strategic and tactical decisions with respect thereto, conducting all Commercialization activities and establishing the methods and means by which it performs such activities under this Agreement. Biogen Idec may, in its sole discretion, delegate any work performed on Commercialization of such Sole Licensed Product to any of its Collaborators, or to any other Third Party consultants and service providers, in each case by way of agreements having terms not inconsistent with the terms of this Agreement, including terms relating to confidentiality and Intellectual Property Rights, provided that Biogen Idec shall remain responsible hereunder for the performance of any such Persons.

(b) Diligence. Biogen Idec will use Commercially Reasonable Efforts and will cause its Sublicensees to use Commercially Reasonable Efforts, to initiate and pursue the Commercialization of each Sole Licensed Product in every Major Market Country where it receives Regulatory Approval.

(c) Commercialization Plan for Sole Licensed Products. Biogen Idec will prepare and maintain a Commercialization plan covering each Sole Development Compound and Sole Licensed Product (a “Sole Commercialization Plan”) and will provide PTI with a copy of such Sole Commercialization Plan annually, as well as any subsequent material updates or changes thereto. Additionally, within [***] after the end of each Calendar Year, Biogen Idec shall furnish PTI with a summary written report summarizing its efforts, and the efforts of its Sublicensees, during the prior Calendar Year to Commercialize Sole Licensed Products, which report will include a summary of intended efforts for the then-current Calendar Year and will contain sufficient detail for PTI to assess whether Biogen Idec is in compliance with its obligations under Section 4.1(b). Notwithstanding anything to the contrary in the foregoing, if PTI undergoes a Change of Control with any CNS Competitor, Biogen Idec will have no further obligation to provide any Sole Commercialization Plan, but will continue to provide the annual summary reports to PTI or its successor.

4.2 Commercialization Diligence for Co-Commercialized Products. Biogen Idec and PTI will use Commercially Reasonable Efforts, and Biogen Idec and will cause its Sublicensees to use Commercially Reasonable Efforts, to initiate and pursue the Commercialization of each Co-Commercialized Product in every Major Market Country where it receives Regulatory Approval. Biogen Idec and PTI will work together to produce, within [***] after the end of each

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Calendar Year, a written report summarizing the Parties’ efforts, and the efforts of Biogen Idec’s Sublicensees, during the prior Calendar Year to Commercialize Co-Commercialized Products, which report will include a summary of intended efforts for the then current Calendar Year and will contain sufficient detail for each Party to assess whether the other Party is in compliance with its obligations under this Section 4.2.

4.3 Trademarks; Promotional Materials.

(a) General. Subject to Section 4.3(b), Biogen Idec will have the right, in its sole discretion, to select all trademark(s) and service mark(s) to be used in conjunction with Licensed Product(s) to be sold by Biogen Idec, and to design and produce any and all promotional materials for Licensed Product(s) to be sold by or on behalf of Biogen Idec, including, but not limited to, package inserts, data sheets, leaflets, advertisements and labeling. PTI will have the right, upon written request, to be informed of such trademarks and service marks and to receive samples of such promotional materials to be used for Major Market Countries, each of which will, until first used in commerce, be deemed Confidential Information of Biogen Idec. PTI will not use for any reason, including in commerce, any trademark(s) or service mark(s) selected by Biogen Idec and disclosed to PTI under this Section 4.3.

(b) Co-Commercialized Products. If requested by PTI, and subject to applicable law, Biogen Idec will include PTI’s name and designated trademarks in promotional materials for Co-Commercialized Product(s) to be sold by or on behalf of Biogen Idec in the United States, including on package inserts, data sheets, leaflets, advertisements and labeling. Biogen Idec will not use PTI’s name or designated trademarks for any other reason, including in commerce.

5. CO-DEVELOPMENT AND CO-COMMERCIALIZATION OPTIONS

5.1 Co-Development Option. PTI has an option to co-Develop each Development Compound with Biogen Idec (the “Co-Development Option”). Biogen Idec will prepare and present to PTI an overview of anticipated preclinical, toxicology, and early clinical development studies consistent with Biogen Idec’s standards for programs at a similar stage for each Development Compound within [***] after such Compound has been designated as a Development Compound. To exercise the Co-Development Option with respect to a particular Development Compound, PTI must notify Biogen Idec in writing no later than [***] following such Compound’s designation as a Development Compound (or, if later, [***] following PTI’s receipt of the overview for such Development Compound). Upon exercise of the Co-Development Option for a Development Compound, the Parties will thereafter share proportionally in the costs to Develop and obtain Regulatory Approval for such Co-Development Compound on a worldwide basis through the profit share mechanism described in Section 6.7 for Co-Developed Licensed Products.

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5.2 Formation of JDC; Co-Development Plan; Medical Affairs Plan.

(a) Upon exercise of the Co-Development Option for a Development Compound (each a “Co-Development Compound”), the Parties will form a joint development committee (the “JDC”), comprised of an equal number of representatives from the senior clinical research management of each Party, to review and oversee the Development of such Co-Development Compound, including: (i) establishing and directing the strategy for the worldwide Development of such Co-Development Compound; (ii) creating, reviewing and finalizing a Co-Development Plan for such Co-Development Compound and proposing any revisions to such Co-Development Plan as needed, but no less frequently than annually; (iii) subject to and within the parameters of the Co-Development Plan, (A) overseeing the implementation of the Co-Development Plan (including approval of clinical trial protocols and review of the conduct of clinical trials conducted pursuant to the Co-Development Plan), and (B) reviewing and approving the overall strategy and positioning of all material submissions and filings with the applicable Regulatory Authorities; and (iv) performing such other duties as the Parties may designate.

(b) The JDC will make decisions by consensus. In the event the JDC fails to reach unanimous agreement with respect to a particular matter within its decision-making authority, then either Party may have such matter referred to the heads of development for each Party, who will meet promptly and negotiate in good faith to resolve such matter. If the heads of Development are unable to resolve such matter within thirty (30) days or such longer period of time as they may agree, the matter will be referred to the authorized executive officers of the Parties for resolution. If the disagreement cannot be resolved by such officers, Biogen Idec will have final decision-making authority.

(c) Biogen Idec will prepare, in consultation with PTI and for review by the JDC as described above, a written plan and budget for the co-Development of each Co-Development Compound (a “Co-Development Plan”). For avoidance of doubt, Biogen Idec will have final decision-making rights regarding the content, development, and execution of the Co-Development Plans.

(d) The Parties will also jointly develop and execute a plan for the medical affairs activities supporting each Co-Development Compound both pre- and post-approval (each a “Medical Affairs Plan”). The cost of such activities will be shared proportionally by the Parties through the profit share mechanism described in Section 6.7 for Co-Developed Licensed Products. For avoidance of doubt, Biogen Idec will have final decision-making rights regarding the content, development and execution of the Medical Affairs Plans.

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5.3 Co-Development Option Termination. PTI will have the right to terminate its rights and obligations with regard to the co-Development of a Co-Development Compound by providing written notice to Biogen Idec within [***] after the issuance of the final clinical trial report for the first Phase II Trial for such Development Compound (the “Phase II PTI Co-Development Termination Option”). Upon PTI providing such notice, the affected Co-Development Compound will be deemed a Sole Development Compound and PTI will have no further obligations hereunder to share in the costs of the Development of such Sole Development Compound that accrue after the effective date of such notice. For avoidance of doubt, nothing in this Section 5.3 will limit PTI’s share of liability under Section 6.7 and Exhibit E for any costs that accrued prior to the effective date of such notice.

5.4 Co-Commercialization Option. For each Licensed Product containing or consisting of a Co-Development Compound for which PTI has successfully complied with its co-Development obligations (a “Co-Developed Licensed Product”) and has not exercised the Phase II PTI Co-Development Termination Option as provided in Section 5.3, PTI will also have an option to co-Commercialize such Co-Developed Licensed Product in the United States with Biogen Idec (the “Co-Commercialization Option”), which will include the activities undertaken before and after Regulatory Approval that relate to the marketing, promoting, distributing, offering for sale, and selling of the Co-Developed Licensed Product. Biogen Idec will prepare and present to PTI a draft Co-Commercialization Plan for each Co-Developed Licensed Product within [***] after the date of receipt of the final report for the first Phase III Trial for such Co-Developed Licensed Product that is designed to support Regulatory Approval in the United States. To exercise its Co-Commercialization Option with respect to a particular Co-Developed Licensed Product, PTI will notify Biogen Idec in writing no earlier than the date of receipt of such final report and no later than [***] after such date (or, if later, [***] following PTI’s receipt of the draft Co-Commercialization Plan for such Co-Developed Licensed Product). Each such Co-Developed Licensed Product for which PTI exercises the Co-Commercialization Option shall be referred to as a “Co-Commercialized Product”. If PTI so notifies Biogen Idec within such [***] period, the Parties will negotiate in good faith and enter into as soon as reasonably possible a separate co-Commercialization agreement covering the Parties’ respective rights and obligations for such co-Commercialization that includes the terms set forth on Exhibit F. If, with regard to a Co-Developed Licensed Product either (i) PTI fails to provide notice to Biogen Idec of its intention to exercise its Co-Commercialization Option within the aforementioned [***] period, or (ii) prior to the expiration of such [***] period, PTI provides notice to Biogen Idec that it does not intend to exercise its Co-Commercialization Option, then PTI will have no further right to co-Commercialize such Co-Developed Licensed Product.

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5.5 Formation of JCC; Co-Commercialization Plan.

(a) Upon exercise of the Co-Commercialization Option for a Co-Developed Licensed Product, the Parties will form a joint commercialization committee (the “JCC”), comprised of an equal number of representatives from the senior commercial management of each Party to review and oversee the Commercialization of such Co-Commercialized Product, including: (i) reviewing and approving a Commercialization plan for each Co-Commercialized Product (each a “Co-Commercialization Plan”), which will be consistent with the co-Commercialization agreement described in Section 5.4 and Exhibit F; (ii) subject to and within the parameters of the Co-Commercialization Plan, overseeing the implementation of the Co-Commercialization Plan; and (iii) performing such other duties as the Parties may designate.

(b) The JCC will make decisions by consensus. In the event the JCC fails to reach unanimous agreement with respect to a particular matter within its decision-making authority, then either Party may have such matter referred to the heads of commercialization for each Party, who will meet promptly and negotiate in good faith to resolve such matter. If the heads of Commercialization are unable to resolve such matter within thirty (30) days or such longer period of time as they may agree, the matter will be referred to the authorized executive officers of the Parties for resolution. If the disagreement cannot be resolved by such officers, Biogen Idec will have final decision-making authority.

(c) Upon exercise of the Co-Commercialization Option for a Co-Developed Licensed Product, Biogen Idec will prepare, in consultation with PTI and the JCC, the Co-Commercialization Plan for each Co-Commercialized Product, which will be reviewed and approved by the JCC. Each such plan will set out in reasonable detail: (i) overall strategies with respect to marketing, promoting, distributing, and obtaining reimbursement for the applicable Co-Commercialized Product in the United States; and (ii) the activities to be conducted and the responsibilities of each Party in connection with the Commercialization of the applicable Co-Commercialized Product and (iii) a fair and reasonable allocation between the Parties of all such activities as set forth in Exhibit F, including direct participation in customer-facing activities. For avoidance of doubt, but subject to Exhibit F, Biogen Idec will have final decision-making rights regarding the content, development, and execution of the Co-Commercialization Plan.

5.6 Co-Commercialization Option Termination. PTI may withdraw from continued participation in Commercialization activities in the United States with respect to one or more Co-Commercialized Product(s) by providing Biogen Idec with [***] prior written notice, unless a shorter time period is mutually agreed by the Parties. The Parties’ rights and obligations as a result of any such withdrawal shall be set forth in the co-Commercialization agreement described in Section 5.4 and Exhibit F.

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6. PAYMENTS

6.1 Upfront Fee and Annual Maintenance Fee.

(a) Upfront Fee. Biogen Idec will pay PTI a non-refundable, non-creditable, up-front fee in the aggregate amount of Two Million Five Hundred Thousand Dollars (U.S. $2,500,000) (the “Upfront Fee”), payable by wire transfer of immediately available funds, within thirty (30) days after the Effective Date, in accordance with wire transfer instructions provided in writing by PTI to Biogen Idec in Section 6.14.

(b) Annual Maintenance Fee. Biogen Idec will pay PTI [***], payable by wire transfer of immediately available funds, on January 1st of each Calendar Year; provided that, during the Research Term and any period when Biogen Idec and PTI are co-Developing any Development Compounds or Licensed Products, such fee shall be a cost that is shared by the Parties in accordance with Sections 6.3 and 6.7, as applicable. PTI will refund such amount if and when, in a particular Calendar Year, PTI is able to recoup the full amount of its payment to Harvard under Section 4.3.2 of the Harvard License in accordance with the terms thereof.

6.2 Equity Investment. Biogen Idec and PTI will, within thirty (30) days after the Effective Date, enter into an agreement or set of agreements under which Biogen Idec will make a $5,000,000 equity investment in PTI, which investment will be made in the same securities and at the valuation as PTI’s most recent previous round of financing as set forth in the Second Series A Convertible Preferred Stock Purchase Agreement dated May 20, 2011. As part of such investment, Biogen Idec will receive the same rights and obligations with respect to the purchased securities and will be party to the same stockholders’ agreement and other equity documents as the other equity investors in such previous round of financing.

6.3 Research Funding Payments.

(a) The Budget will provide funding for (i) the number of PTI FTEs set forth in the Research Plan to perform the activities contemplated for each year of the Research Term at the FTE Rate for purposes of determining the FTE Costs incurred by PTI with respect to PTI personnel performing work under the Research Program; (ii) the number of Biogen Idec FTEs set forth in the Research Plan to perform the activities contemplated for each year of the Research Term at the FTE Rate for purposes of determining the FTE Costs incurred by Biogen Idec with respect to Biogen Idec personnel performing work under the Research Program; and (iii) reimbursement for external costs incurred by PTI or Biogen Idec in accordance with the Research Plan. Biogen Idec will be responsible for fifty-one percent (51%) of the costs of the Budget and PTI will be responsible for forty-nine percent (49%) of the costs of the Budget.

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(b) Within [***] after the end of each Calendar Quarter, the parties will deliver written reports to each other setting forth the actual number of FTEs dedicated to, and external costs incurred for, the Research Program in such Calendar Quarter (“Total Quarterly Expenses”). In the event that the Total Quarterly Expenses of one party (the “Invoicing Party”) were in excess of its applicable share of the Budget (i.e., 51% for Biogen Idec and 49% for PTI), the Invoicing Party will submit to the other Party an invoice for the difference between their respective Total Quarterly Expenses and its applicable share of the Budget, which will be paid within [***] of receipt (a “Reconciliation Payment”), provided, however, that if the Invoicing Party’s Total Quarterly Expenses exceeded by more than [***] the amount allocated to it under the Budget for such Calendar Quarter, and such excess was not otherwise agreed to by the other party, then the other party will have the right to disregard such excess for purposes of the Reconciliation Payment.

(c) The Parties acknowledge and agree that (i) that PTI has submitted an SBIR grant application entitled “[***]” (the “SBIR Grant”), (ii) PTI has agreed that, if it is awarded the SBIR Grant, it will not accept the funding awarded to it under such SBIR Grant (such funding, the “Foregone Grant Amount”, and (iii) Biogen Idec agrees that PTI may include the Forgone Grant Amount in its invoice for the Forgone Grant Calendar Quarter as part of its Total Quarterly Expenses, in addition to the Total Quarterly Expenses that would otherwise be calculated as set forth in Section 6.3(b) for such Calendar Quarter, and that the full amount of such Forgone Grant Amount shall be deemed in excess of PTI’s applicable share of the Budget for such Calendar Quarter, but not in excess of the amount allocated to PTI under the Budget for such Calendar Quarter, and shall be shared by the Parties in accordance with Section 6.3(a). As used herein, “Forgone Grant Calendar Quarter” means the Calendar Quarter in which the SBIR Grant is awarded to PTI or, if such Foregone Calendar Quarter occurs during calendar year 2013, the first Calendar Quarter of 2014. Further, the Parties agree that the “Forgone Grant Amount” shall not exceed [***].

(d) During the first two (2) years of the Research Program, it is anticipated that the Research Plan will require [***] PTI FTEs and [***] Biogen Idec FTEs. Notwithstanding the above paragraph, during first two (2) years of the Research Program:

(i) if the actual number of PTI FTEs is less than [***] FTEs, then (A) the Reconciliation Payment will be made as if [***] PTI FTEs were billable, and (B) the difference in payments between what Biogen Idec paid PTI and what Biogen Idec should have paid PTI based on actual FTE’s will be deducted from Biogen Idec’s future Development Milestone Payments, Sales Milestone Payments, or Royalty Payments, provided that no individual Biogen Idec

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Milestone or Royalty Payment may be reduced by more than [***], with any remaining obligation of PTI reflected against future Biogen Idec Milestone or Royalty Payments until the remaining obligation PTI owes to Biogen Idec has been paid in full; and

(ii) if the actual number of Biogen Idec FTEs is more than [***] FTEs, then (A) the Reconciliation Payment will be made as if [***] Biogen Idec FTEs were billable, and (B) the difference in payments between what PTI paid Biogen Idec and what PTI should have paid Biogen Idec based on actual FTE’s will be deducted from Biogen Idec’s future Development Milestone Payments, Sales Milestone Payments, or Royalty Payments, provided that no individual Biogen Idec Milestone or Royalty Payment may be reduced by more than [***], with any remaining obligation of PTI reflected against future Biogen Idec Milestone or Royalty payments until the remaining obligation PTI owes to Biogen Idec has been paid in full.

(e) Notwithstanding the above, during the [***] and [***] years of the Research Program, if the actual number of Biogen Idec FTEs exceeds the actual number of PTI FTEs, then Biogen Idec will not charge PTI for any difference in FTEs, but the difference in payments between what PTI paid Biogen Idec and what PTI should have paid Biogen Idec based on actual FTE’s will be deducted from Biogen Idec’s future Development Milestone Payments, Sales Milestone Payments, or Royalty Payments, provided that no individual Biogen Idec Milestone or Royalty Payment may be reduced by more than [***], with any remaining obligation of PTI reflected against future Biogen Idec Milestone or Royalty Payments until the remaining obligation PTI owes to Biogen Idec has been paid in full.

(f) For purposes of Sections 6.3(d), 6.3(e), 6.4(b)(ii), 6.4(c)(ii), 6.4(d)(iii) and 6.5(b), each year of the Research Program will be deemed to begin on the Effective Date and its anniversary.

6.4 Milestone Payments.

(a) In vivo Target Validation. Within forty-five (45) days following the achievement of In vivo Target Validation, Biogen Idec will make a one-time payment to PTI of $2,000,000.

(b) Development Compound Milestones.

(i) Biogen Idec will make a payment to PTI of [***] within [***] following each designation by Biogen Idec of a Lead Compound as a Development Compound (each a “Development Compound Milestone Payment”). For purposes of clarity, a Development Compound Milestone Payment will not be paid for any Back-Up Compound that replaces a Primary Development Compound for which a Development Compound Milestone Payment has already been paid.

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(ii) If by the end of the second year of the Research Program, PTI has not submitted to the JRC a Lead Compound that meets the Development Compound Criteria, or if PTI has submitted such a Lead Compound to the JRC within such time but the JRC subsequently determines that such Lead Compound does not meet the Development Compound Criteria through the JRC decision-making and escalation process set forth in Section 2.3(d), and is therefore not designated by Biogen Idec as a Development Compound, then with respect to the Licensed Product that contains the first Lead Compound to be designated as a Development Compound or any Licensed Product that contains a Back-Up Compound to such first Development Compound, the above Development Compound Milestone Payment due to PTI will be reduced by [***] per Calendar Quarter for each Calendar Quarter that the JRC’s determination that the first Lead Compound has met the Development Compound Criteria is delayed after the end of such second year of the Research Plan. For clarity, (i) the above reduction will be calculated by multiplying the applicable Development Compound Milestone Payment above by [***] the same number of times as there were Calendar Quarters of delay and (ii) if the submission made by PTI appropriately addresses all Development Compound Criteria and the JRC determines that a Lead Compound does meet the Development Compound Criteria in a Calendar Quarter that is later than the Calendar Quarter in which PTI made such submission, the date of PTI’s submission of such complete information on such Lead Compound to the JRC will be the date of the JRC’s determination for purposes of calculating any reduction in Development Compound Milestone Payments under this Section 6.4(b).

(c) Development Milestones.

(i) Payments. Biogen Idec will make the following payments (each a “Development Milestone Payment”) to PTI within [***] following the first occurrence of the applicable event listed below for each Licensed Product to achieve such event (each, a “Development Milestone Event”). For purposes of clarity, a Development Milestone Payment will only be paid for a Back-Up Compound if the discontinued Primary Development Compound replaced by such Back-Up Compound did not previously achieve such milestone.

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Milestone	Payment
Dosing of the first subject in the first Phase I Trial of such Licensed Product:	[***]

Dosing of the first subject in the first Phase II Trial of such Licensed Product:	[***]

Dosing of the first subject in the first Phase III Trial of such Licensed Product:	[***]

Regulatory Approval for such Licensed Product in the [***]:	[***]

Regulatory Approval for such Licensed Product in the first Major Market Country in the [***]:	[***]

Regulatory Approval for such Licensed Product in [***]:	[***]

(ii) If by the end of the second year of the Research Program, PTI has not submitted to the JRC a Lead Compound that meets the Development Compound Criteria, or if PTI has submitted such a Lead Compound to the JRC within such time but the JRC subsequently determines that such Lead Compound does not meet the Development Compound Criteria through the JRC decision-making and escalation process set forth in Section 2.3(d) and is therefore not designated by Biogen Idec as a Development Compound, then with respect to the Licensed Product that contains or consists of the first Lead Compound to be designated as a Development Compound or any Licensed Product that contains or consists of a Back-Up Compound to such first Development Compound, the above Development Milestone Payments due to PTI will be reduced by [***] per Calendar Quarter for each Calendar Quarter that the JRC’s determination that the first Lead Compound has met the Development Compound Criteria is delayed after the end of such second year of the Research Plan. For clarity, (i) the above reduction will be calculated by multiplying the applicable Development Milestone Payment above by [***] the same number of times as there were Calendar Quarters of delay and (ii) if the submission made by PTI appropriately addresses all Development Compound Criteria and the JRC determines that a Lead Compound does meet the Development Compound Criteria in a Calendar Quarter that is later than the Calendar Quarter in which PTI made such submission, the date of PTI’s submission of such complete information on such Lead Compound to the JRC will be the date of the JRC’s determination for purposes of calculating any reduction in Development Milestone Payments under this Section 6.4(c).

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(d) Sales Milestones.

(i) Biogen Idec will pay PTI the following payments within [***] after the end of the applicable Calendar Years when Annual Net Sales of each Sole Licensed Product in a given Calendar Year first reach the respective thresholds indicated below:

Milestone	Payment
Annual Net Sales in a given Calendar Year exceeding [***]:	[***]

Annual Net Sales in a given Calendar Year exceeding [***]:	[***]

(ii) For clarity, (i) if Annual Net Sales of a Sole Licensed Product exceed [***] in a given Calendar Year, and had not exceeded [***] in any prior Calendar Year, then Biogen Idec will make a one-time payment to PTI under this Section 6.4(d) of [***] with respect to such Sole Licensed Product and (ii) no sales milestones will be payable in respect of Net Sales of Co-Developed Licensed Products or Co-Commercialized Products.

(iii) If by the end of the second year of the Research Program, PTI has not submitted to the JRC a Lead Compound that meets the Development Compound Criteria, or if PTI has submitted such a Lead Compound to the JRC within such time but the JRC subsequently determines that such Lead Compound does not meet the Development Compound Criteria through the JRC decision-making and escalation process set forth in Section 2.3(d), and is therefore not designated by Biogen Idec as a Development Compound, then with respect to the Licensed Product that contains or consists of the first Lead Compound to be designated as a Development Compound or any Licensed Product that contains or consists of a Back-Up Compound to such first Development Compound, the above Sales Milestone Payments due to PTI will be reduced by [***] per Calendar Quarter for each Calendar Quarter that the JRC’s determination that the first Lead Compound has met the Development Compound Criteria is delayed after the end of such second year of the Research Plan. For clarity, (i) the above reduction will be calculated by multiplying the applicable Sales Milestone Payment above by [***] the same number of times as there were Calendar Quarters of delay and (ii) if the submission made by PTI appropriately addresses all Development Compound Criteria and the JRC determines that a Lead Compound does meet the Development Compound Criteria in a Calendar Quarter that is later than the Calendar Quarter in which PTI made such submission, the date of PTI’s submission of such complete information on such Lead Compound to the JRC will be the date of the JRC’s determination for purposes of calculating any reduction in Sales Milestone Payments under this Section 6.4(d).

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(e) Notice and Payment of Milestones. Biogen Idec will provide PTI with prompt written notice upon the occurrence of each milestone event set forth in this Section 6.4.

6.5 Royalty Payments for Sole Licensed Products.

(a) During the applicable Royalty Term, but subject to Section 8.4, on a Sole Licensed Product-by-Sole Licensed Product basis, Biogen Idec will pay PTI royalties based on Annual Net Sales of each Sole Licensed Product at the following rates:

Annual Net Sales	Payment
Annual Net Sales up to and including [***]:	[***]

Annual Net Sales above [***] and up to and including [***]:	[***]

Annual Net Sales above [***] and up to and including [***]:	[***]

Annual Net Sales above [***]:	[***]

(b) If by the end of the second year of the Research Program, PTI has not submitted to the JRC a Lead Compound that meets the Development Compound Criteria, or if PTI has submitted such a Lead Compound to the JRC within such time but the JRC subsequently determines that such Lead Compound does not meet the Development Compound Criteria through the JRC decision-making and escalation process set forth in Section 2.3(d), and is therefore not designated by Biogen Idec as a Development Compound, then with respect to the Licensed Product that contains or consists of the first Lead Compound to be designated as a Development Compound and any Licensed Products that contains or consists of a Back-Up Compound to such first Development Compound, the above Royalty Payments due to PTI will be reduced by [***] per Calendar Quarter for each Calendar Quarter that the JRC’s determination that the first Lead Compound has met the Development Compound Criteria is delayed after the end of such second year of the Research Plan. For clarity, (i) the above reduction will be calculated by multiplying the applicable Royalty above by [***] the same number of times as there were Calendar Quarters of delay and (ii) if the submission made by PTI appropriately addresses all Development Compound Criteria and the JRC determines that a Lead Compound does meet the Development Compound Criteria in a Calendar Quarter that is later than the Calendar Quarter in which PTI made such submission, the date of PTI’s submission of such complete information on such Lead Compound to the JRC will be the date of the JRC’s determination for purposes of calculating any reduction in Royalty Payments under this Section 6.5(b).

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(c) For clarity, no royalty will be payable in respect of Net Sales of Co-Developed Licensed Products and the profit share provisions of Section 6.7 will apply instead.

(d) Adjustments to Royalties.

(i) If PTI exercises the Phase II PTI Co-Development Termination Option, then the royalties for Sole Licensed Product listed above will be increased by [***] points in each royalty tier, which [***] point increase will not be subject to any anti-stacking adjustments for Third Party obligations as described in Section 6.5(d)(ii).

(ii) If Biogen Idec or any Affiliate of Biogen Idec obtains a license from a Third Party to any Infringed or Reasonably Necessary IP after arm’s length negotiations (regardless of whether Biogen Idec obtains such license prior to or after the date of issuance of an applicable patent application), then Biogen Idec may offset [***] of any royalty payments due thereunder with respect to sales of Sole Licensed Products in a particular country against the royalty payments that are due to PTI with respect to Net Sales of such Sole Licensed Products in such country. If any Sublicensee of Biogen Idec obtains a license from a Third Party (that is not Biogen Idec or any other Affiliate or Sublicensee of Biogen Idec) to any Infringed or Reasonably Necessary IP after arm’s length negotiations (regardless of whether obtained prior to or after the issuance of an applicable patent application), and Biogen Idec allows such Sublicensee to offset any percentage of the amount otherwise payable to Biogen Idec by such Affiliate or Sublicensee with respect to sales of Sole Licensed Products in a particular country, then Biogen Idec may offset the same percentage against the royalty payments that are due to PTI with respect to Net Sales of such Sole Licensed Products in such country. Any disagreements on whether any such intellectual property constitutes Infringed or Reasonably Necessary IP will be referred for final determination to an independent patent attorney with requisite experience and expertise selected by the Patent Coordinators using the process described in Section 8.1(c). The above notwithstanding, in no event shall (a) the royalty payments to PTI with respect to any such Sole Licensed Products be reduced by more than [***] of the amount otherwise due to PTI and (b) the percentage offset that Biogen Idec is entitled to make against royalty payments due to PTI be greater than any percentage offset that Biogen Idec is entitled to make against royalty payments due to any such Third Party licensor on account of royalty payments made to PTI with respect to any such Sole Licensed Products. If with respect to the sale of a Sole Licensed Product, Biogen Idec, any Biogen Idec Affiliate or any of their respective Sublicensees applies the Third Party royalty adjustment described in this Section 6.5(d)(ii) as a result of the fact that a component of such Sole Licensed Product is covered by Infringed or Reasonably Necessary IP, then Biogen Idec, such Biogen Idec Affiliate or such Biogen Idec Sublicensee may not also classify such Sole Licensed Product as a Combination Product as described in Section 1.59 solely as a result of the addition of such component. For example only, if a finished product contains as active ingredients both (i) a

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Compound that is a Sole Licensed Product and (ii) a delivery technology that is covered by Infringed or Reasonably Necessary IP owned by a Third Party licensor, Biogen Idec, such Biogen Idec Affiliate or such Biogen Idec Sublicensee may offset royalties owed to such Third Party with respect to such delivery technology in accordance with this Section 6.5(d)(ii), but may not also classify such Sole Licensed Product as a Combination Product solely as a result of the addition of such delivery technology. For another example only, in the situation described in the immediately preceding sentence, if the Sole Licensed Product also includes a second active ingredient that is not covered by Infringed or Reasonably Necessary IP owned by a Third Party licensor, then Biogen Idec, such Biogen Idec Affiliate or such Biogen Idec Sublicensee may (A) offset royalties owed to such Third Party with respect to the delivery technology described in the immediately preceding sentence in accordance with this Section 6.5(d)(ii), and (B) treat the resulting product as a Combination Product where the second active ingredient is the other part of the Combination Product for purposes of the calculation under Section 1.59, but (C) not take any additional deductions for the royalties paid for the delivery technology.

(iii) To the extent that royalties are due for a Sole Licensed Product that is not either Covered by a Valid Claim or entitled to Data Protection in a particular country where a Generic Product enters the market, then such royalties due in such country will be reduced as follows:

(A) [***] if, following the first commercial sale of the Generic Product in the applicable country, the Net Sales of the applicable Licensed Product(s) in such country are reduced by an amount equal to or greater than [***], but less than [***], of the Net Sales of such Licensed Product(s) in the last full Calendar Quarter prior to such first commercial sale of such Generic Product; and

(B) [***] if, following the first commercial sale of the Generic Product in the applicable country, the Net Sales of the applicable Licensed Product(s) in such country are reduced by an amount equal to or greater than [***] of the Net Sales of such Licensed Product(s) in the last full Calendar Quarter prior to such first commercial sale of such Generic Product.

(iv) In no event will any royalty adjustments for Generic Product competition or Third Party Obligations, reduce the royalties payable to PTI above by more than [***] in the aggregate.

6.6 Patent Challenge. If Biogen Idec or any Sublicensee, or any of their Affiliates, commences an action in which it challenges the validity, enforceability or scope of any of the Licensed Patents (a “Challenge Proceeding”), the royalty rates specified in Section 6.5 will be

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increased by [***] points with respect to Net Sales of Licensed Products that are covered by the Licensed Patents that are the subject of the Challenge Proceeding and that are sold during the pendency of such Challenge Proceeding. If the outcome of such Challenge Proceeding is a determination in favor of PTI, (a) the royalty rates specified in Section 6.5 with respect to Net Sales of Licensed Products that are covered by the Licensed Patents that are the subject of such Challenge Proceeding shall remain at such increased rate and (b) Biogen Idec shall reimburse PTI, or shall cause such Affiliate or Sublicensee, as applicable, to reimburse PTI, for all expenses incurred by PTI (including reasonable attorneys’ fees) in connection with such Challenge Proceeding. If the outcome of such Challenge Proceeding is a determination in favor of Biogen Idec or such Affiliate or Sublicensee, as applicable, Biogen Idec or such Affiliate or Sublicensee, as applicable, shall have no right to recoup any increased royalties paid pursuant to this Section 6.6 during the pendency of such Challenge Proceeding.

6.7 Profit Share for Co-Developed Licensed Products.

(a) Notwithstanding anything to the contrary in this Agreement, Biogen Idec and PTI will share all operating profits and all operating losses arising from each Co-Developed Licensed Product on the basis of [***] to Biogen Idec and [***] to PTI, which will be calculated as provided in Exhibit E.

(b) In the event that PTI exercises the Co-Development Option with respect to a Licensed Product, and does not exercise the Phase II PTI Co-Development Termination Option, and the Parties launch such Licensed Product in the Territory, PTI will repay any Development Milestones previously paid by Biogen Idec with respect to such Licensed Product in equal amounts over the course of the first [***] years of Commercialization. Such amounts will be set off against quarterly payments due PTI under Exhibit E; provided, that, if any such quarterly payment due PTI is not sufficient to cover the repayment amount for the applicable quarter, PTI will pay to Biogen Idec the difference between the payment due PTI under Exhibit E and the repayment amount for the applicable quarter.

6.8 Withholding Taxes. If any laws, rules or regulations require withholding of taxes imposed upon payments set forth in this Section 6, Biogen Idec will make such withholding payments as required and subtract such withholding payments from the amounts otherwise to be paid to PTI. Biogen Idec will withhold only such amounts as are required to be withheld by applicable law in the country from which payment is being made. Biogen Idec will promptly notify PTI of such withholding and will furnish PTI with copies of any tax certificate or other documentation evidencing such withholding promptly upon receipt of such documentation by Biogen Idec. Biogen Idec will use Commercially Reasonable Efforts to minimize any such withholding taxes and will reasonably cooperate with PTI in completing and filing documents

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required under the provisions of any applicable tax laws or under any other applicable law in connection with any claim to a refund or a credit for any such withholding taxes. For the avoidance of doubt, as used in this Section 6.8, “Biogen Idec” will include any Affiliates of Biogen Idec to whom any payment obligation under this Section 6 is assigned in accordance with the terms of this Agreement.

6.9 Currency of Payment. All amounts to be paid by Biogen Idec pursuant to this Agreement will be made in United States Dollars through wire transfer at the bank(s) and to the account(s) designated by PTI. The amount of royalties earned will be first determined in the currency of the country in which such royalties are earned and then converted to the equivalent of such amount in United States Dollars. Conversion of foreign currency to United States Dollars will be made by applying the monthly average rate of exchange calculated by using the foreign exchange rates published in Bloomberg during the applicable month starting two (2) business days before the beginning of such month and ending two (2) business days before the end of such month as utilized by Biogen Idec, in accordance with generally accepted accounting principles, fairly applied and as employed on a consistent basis throughout Biogen Idec’s operations. Such payments will be without deduction of exchange, collection or other charges.

6.10 Time of Payment Due and Late Fees. Unless otherwise specified in this Agreement, all payments due from Biogen Idec to PTI will be considered due within [***] of the event or occurrence triggering such Biogen Idec payment obligation. Any payments by Biogen Idec that are not paid on or before the date such payments are due under this Agreement will bear interest at a rate per annum equal to the lesser of (i) the rate announced by Bank of America (or its successor) as its prime rate in effect on the date that such payment would have been first due or (ii) the maximum rate permissible under applicable law. Interest will accrue beginning on the first day following the due date for payment and will be compounded quarterly. Payment of such interest by Biogen Idec shall not limit, in any way, PTI’s right to exercise any other remedies PTI may have as a consequence of the lateness of any payment.

6.11 Currency Restrictions. If any restrictions on the transfer of currency exist in any country in which Licensed Products are sold that prevent Biogen Idec from making royalty payments thereon in United States Dollars, Biogen Idec will promptly notify the PTI of the conditions preventing such transfer, and will make royalty payments on the sales in such country in the local currency by deposit in a local bank or other depository designated in writing by PTI (or, in the absence of such designation, at a recognized banking institution selected by Biogen Idec and identified by Biogen Idec by written notice to PTI).

6.12 Reports and Royalty Payments. Licensed Products will be deemed sold for purposes of this Agreement when invoiced by Biogen Idec, its Affiliates or Sublicensees to a Third

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Party. All royalty payments due from Biogen Idec to PTI will be paid within [***] following the end of each partial or full Calendar Quarter during which sales of Licensed Products were made. Each royalty payment will be accompanied by a written report setting forth (i) the number of units of each Licensed Product sold, leased or otherwise transferred by Biogen Idec, its Sublicensees and their respective Affiliates for the applicable Calendar Quarter, (ii) the gross amount due for Licensed Products sold, leased or otherwise transferred by Biogen Idec, its Sublicensees and their respective Affiliates during the applicable Calendar Quarter, (iii) the Net Sales on a country-by-country and Licensed Product-by-Licensed Product basis, including an itemized listing of allowable deductions, converted into United States Dollars in accordance with Section 6.9; (iv) the gross due, if any, for Combination Products sold, leased or otherwise transferred by Biogen Idec, its Sublicensees and their respective Affiliates during the applicable Calendar Quarter together with the basis for calculation of Net Sales of such Combination Product; (v) the amount of adjustments to such royalties in accordance with Section 6.5(d); (iv) the amount of any taxes withheld in accordance with Section 6.8, and (v) the resulting royalty payment total for the relevant Calendar Quarter. If no royalty payments are due to PTI for a particular Calendar Quarter after the First Commercial Sale of a Licensed Product, Biogen Idec shall provide a report to that effect to PTI explaining the basis for no payments being due. All written reports of royalty payments made under this Agreement will be certified on behalf of Biogen Idec as true, correct and complete in all material respects and will be Confidential Information of Biogen Idec.

6.13 Records. Commencing upon a Party’s obligation to make royalty or other payments pursuant to this Agreement, or to submit Total Quarterly Expenses or Operating Expenses pursuant to this Agreement, each Party (the “Audited Party”) will keep and cause its Affiliates and Sublicensees to keep accurate records in sufficient detail to enable the other Party (the “Auditing Party”) to verify the amounts of royalty or other payments made under this Agreement by the Audited Party and the accuracy of the Total Quarterly Expenses or Operating Expenses charged by the Audited Party. The Audited Party and its Affiliates and Sublicensees shall retain such records relating to a given Calendar Quarter for at least three (3) years after the conclusion of that Calendar Quarter. The Auditing Party shall have the right, not more than once during any Calendar Year, to have the Audited Party’s books and records audited by a certified public accounting firm as to whom the Audited Party gives its consent for such audit, which consent will not be withheld unreasonably. PTI may also allow Harvard to participate in any such audit. Audits under this Section 6.13 will be conducted during normal business hours, upon at least [***] prior written notice, for the sole purpose of verifying the amounts of royalties or other payments paid to the Audited Party under this Agreement and the amounts of Total Quarterly Expenses or Operating Expenses submitted by the Audited Party. The Audited Party will cause the accounting firm to enter into a confidentiality agreement with the Auditing Party or Harvard, or both, as the case may be, and to limit its audit report to the Auditing Party and/or Harvard solely to that information which will properly be contained in a royalty report pursuant to Section 6.12, a

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written report of Total Quarterly Expenses pursuant to Section 6.3, or an Income Statement or Reconciliation Statement pursuant to Section 3 of Exhibit E. The Auditing Party will pay all costs and fees of such audit; provided, however, that in the event that any audit pursuant to this Section 6.13 shows that the Audited Party has collectively underpaid the Auditing Party by any amount which exceeds [***] of the royalty or other payments properly and collectively due to the Auditing Party under the terms of this Agreement, then the expenses of such independent accountant will be borne by the Audited Party. The Auditing Party will promptly notify the Audited Party of such underpayment and of the amount required to correct such payment, and the Audited Party will make the applicable payment within [***]. The overdue payment provisions of Section 6.10 will apply with respect to such amount. PTI agrees to exercise its right to inspect Biogen Idec’s records under this Section 6.15 at the same time as Harvard exercises its rights to inspect such records under Section 5.3.1 of the Harvard License; provided that, PTI may exercise such inspection rights independently from Harvard if PTI reasonably believes that Biogen Idec is in material breach of its payment obligations under this Agreement.

6.14 Wire Transfer. Unless otherwise specified in writing in accordance with Section 13.3, all payments required according to this Agreement will be made by wire transfer to PTI using the following instructions:

Bank:	Silicon Valley Bank
3003 Tasman Drive
Santa Clara, CA 95054
Routing and Transit No.:	[***]
Swift Code:	[***] (international wires)
Account No.:	[***]
Beneficiary:	Proteostasis Therapeutics, Inc.
200 Technology Square, Suite 402
Cambridge, MA 02139

6.15 Adjustments. Notwithstanding anything to the contrary in this Agreement, and in addition to any other adjustments provided for in this Section 6, the amounts payable by Biogen Idec to PTI under this Section 6 may be further modified as provided in Section 12.3(d).

6.16 Consolidation.

(a) If Biogen Idec determines, pursuant to Generally Accepted Accounting Principles applied in the United States, that it is required to consolidate PTI as a result of any of the activities contemplated by this Agreement, then, at Biogen Idec’s request, (i) PTI will create a wholly-owned subsidiary (the “PTI Subsidiary”) and transfer all Licensed Technology licensed to Biogen Idec to the PTI Subsidiary, and (ii) this Agreement will be assigned to the PTI Subsidiary.

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(b) Following the assignment of this Agreement by PTI to the PTI Subsidiary, (i) the PTI Subsidiary will take any and all actions and activities required by this Agreement, (ii) PTI will guarantee and remain liable for all of the obligations of the PTI Subsidiary under this Agreement, and (iii) all payments made by Biogen Idec will be made to the PTI Subsidiary. The PTI Subsidiary will hold the Licensed Technology, such other assets and liabilities as may be related to this Agreement and no other assets, perform its obligations hereunder, and otherwise conduct activities incidental to the foregoing to the exclusion of all other activities on behalf of itself, Biogen Idec, any PTI Affiliate or any Third Party. PTI will cause the PTI Subsidiary to covenant directly with Biogen Idec that it will not incur any debt, issue additional capital, encumber the Licensed Technology in any manner or acquire additional assets, other than in the ordinary course of business and in performance of this Agreement or as permitted under this Agreement . If and for so long as Biogen Idec is required to consolidate the PTI Subsidiary’s accounts, the PTI Subsidiary will prepare and deliver to Biogen Idec accurate and true financial records as required by Biogen Idec in order to meet its financial reporting obligations and will otherwise comply with Section 6.16(c).

(c) If Biogen Idec determines that it is required to consolidate the PTI Subsidiary, then the following provisions will apply:

(i) PTI will provide to Biogen Idec all financial information and schedules of the PTI Subsidiary that are required by Biogen Idec for its external financial reporting and disclosure in accordance with Biogen Idec’s standard accounting procedures consistently applied and an internally prepared quarterly certification attesting to the completeness and accuracy of such information, including an evaluation as to the effectiveness of internal control. Biogen Idec may require a meeting with PTI financial representatives at least [***] in advance of needing the information in this Section 6.16(c)(i) to agree to and document the information to be provided, the reporting deadlines, and the methodologies for the approach, assumptions, estimates, and true-up process.

(ii) Notwithstanding Section 6.16(c)(i), no later than [***] Business Days after the end of each Contract Quarter during the Term, PTI will provide to Biogen Idec an income statement, balance sheet and cash flow statement of the unaudited actual results of the entire operations of the PTI Subsidiary and all other financial information and schedules that are required by Biogen Idec for its external financial reporting and disclosure in accordance with Biogen Idec’s standard accounting procedures consistently applied, which will consist of estimates and judgments that may affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosures.

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(iii) The reporting and audit obligations under this Section 6.16(c) will remain in place for the periods in which Biogen Idec determines pursuant to Generally Accepted Accounting Principles applied in the United States, that it is reasonably likely that it will need to consolidate PTI or the PTI Subsidiary in accordance with Biogen Idec’s standard accounting procedures consistently applied.

(iv) PTI will ensure that the PTI Subsidiary transfers to PTI, within a reasonable period of time, but no later than the end of each Calendar Quarter, all cash in excess of the amount required by the PTI Subsidiary to perform under this Agreement.

(v) For each Calendar Year during the Term, the PTI Subsidiary will, if Biogen Idec requests, have its Calendar Year financial results audited or reviewed by a nationally recognized accounting firm. Biogen Idec will pay the costs of such audit or review if PTI accepts Biogen Idec’s choice of accounting firm; otherwise, the costs of such audit or review will be borne by PTI. The PTI Subsidiary will provide its draft audited (or reviewed, as applicable) financial statements, including income statement, balance sheet and cash flow statement, and report of the independent auditor to Biogen Idec within [***] of the end of each such Calendar Year for which Biogen Idec requests an audit or review.

7. OWNERSHIP OF INTELLECTUAL PROPERTY; LICENSES

7.1 Ownership of Intellectual Property.

(a) Background Intellectual Property. As between the Parties, and subject to the licenses granted under this Agreement, each Party retains all right, title and interest in and to all Intellectual Property Rights that such Party owns or Controls as of the Effective Date or that it develops or otherwise acquires after the Effective Date and outside the scope of the this Agreement. Without limiting the generality of the foregoing, subject to the licenses granted PTI under this Agreement, (i) Biogen Idec owns all right, title and interest in and to all Biogen Idec Background Know-How and Biogen Idec Background Patent Rights, and (ii) subject to the licenses granted Biogen Idec under this Agreement, and the ownership and other rights of Harvard under the Harvard License, PTI owns all right, title and interest in and to all PTI Background Know-How and the PTI Background Patent Rights.

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(b) Collaboration Technology.

(i) Biogen Idec owns and will own all right, title and interest in and to Biogen Idec Collaboration Technology.

(ii) PTI owns and will own all right, title and interest in and to PTI Collaboration Technology.

(iii) The Parties jointly own and will jointly own all Joint Collaboration Technology. Subject to the licenses granted to each Party and the Parties’ other rights and obligations under this Agreement, each Party will be free to exploit the Joint Collaboration Technology throughout the world, without restriction, without the need to obtain further consent from the other Party, and without payment of any compensation to the other Party.

(c) Invention Assignments. Each Party covenants and agrees that all of its employees and all of its Affiliates’ employees acting under its or its Affiliates’ authority in the performance of such Party’s obligations hereunder shall be obligated under a binding written agreement or established corporate policy to assign to such Party, or as such Party shall direct, all Intellectual Property Rights discovered, made, conceived or reduced to practice by such employee as a result of such employee’s employment. In the case of all others acting in the performance of or on behalf of such Party with respect to such Party’s obligations hereunder, such as consultants, subcontractors, licensees, sublicensees, outside contractors, clinical investigators, agents, or non-employees working for non-profit academic institutions, such others shall also be so obligated under an agreement that meets the criteria of the preceding sentence, unless otherwise mutually approved by the Parties; provided that, in the case of an agreement with a Third Party academic or non-profit institution, a Party will have fulfilled its obligations under this sentence if such agreement provides that the contracting Party obtains an option to obtain a license to all Intellectual Property Rights discovered, made, conceived or reduced to practice by the Third Party in the course of such agreement. Each Party agrees to undertake to use Commercially Reasonable Efforts to enforce the agreements referenced in this Section 7.1(c) (including, where appropriate, by legal action) considering, among other things, the commercial value of such Intellectual Property Rights.

7.2 License Grants.

(a) Research License to Biogen Idec. Subject to the terms and conditions of this Agreement, PTI grants to Biogen Idec a non-exclusive license (with a right to grant sublicenses subject to Section 7.2(d)(i)) under the Licensed Technology solely to conduct the activities under the Research Program with PTI during the Research Term (the “Research License”).

(b) Development and Commercialization License to Biogen Idec. Subject to the terms and conditions of this Agreement, and effective upon designation by Biogen Idec of a

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Development Compound (including, but not limited to, its Back-Up Compound(s)) in accordance with Sections 2.5(b) and 2.5(c), PTI grants to Biogen Idec an exclusive (even as to PTI), royalty-bearing license (with a right to grant sublicenses subject to Section 7.2(d)(i)) under the Licensed Technology solely to research, Develop, make, have made, use, offer to sell, sell, import, export, and otherwise Commercialize such Development Compound (including, but not limited to, its Back-Up Compound(s)) and Licensed Products containing or consisting of such Development Compound or Back-Up Compounds in the Field in the Territory (the “Development and Commercialization License”); provided, however, in the event that PTI exercises the Co-Development Option with regard to the applicable Development Compound, the Development and Commercialization License will be co-exclusive with PTI with regard to the applicable Development Compound, its Back-Up Compound(s) and resulting Licensed Product. For clarity, PTI will not grant any Third Party any license that will prevent PTI from granting, in whole or in part, the Development and Commercialization License to Biogen Idec.

(c) License to PTI. Subject to the terms and conditions of this Agreement, Biogen Idec grants to PTI a non-exclusive, royalty-free license (with the right to grant sublicenses subject to Section 7.2(d)(ii)) under the Biogen Idec Technology solely to (i) conduct the activities under the Research Program during the Research Term, (ii) in the event that PTI exercises the Co-Development Option, to conduct Development activities pursuant to an approved Development plan, (iii) in the event PTI exercises the Co-Commercialization Option, to conduct Commercial activities pursuant to an approved Commercialization plan, and (iv) subject to Section 7.7, to research, Develop, make, have made, use, offer to sell, sell, import, export, and otherwise Commercialize any Discontinued Development Compound and products containing a Discontinued Development Compound, in each case, for Indications within the Excluded Field. For avoidance of doubt, any rights obtained by PTI to Royalty-Free Products under Sections 12.3(b)(ii) or 12.3(c)(iii) will be in addition to the rights granted under this Section 7.2(c).

(d) Sublicense Rights.

(i) Biogen Idec. With respect to any Compound that is subject to the Research Program, Biogen Idec may sublicense its rights under Section 7.2(a) only to Collaborators and Qualified Service Providers until such Compound is designated as a Development Compound or a Back-Up Compound. With respect to any Development Compounds, Back-Up Compounds and resulting Licensed Products, Biogen Idec may sublicense its rights under Section 7.2(b) to any Third Parties, provided that any such sublicense must be consistent with the terms of this Agreement, and Biogen Idec shall remain responsible for the performance of those of its obligations under this Agreement that it has sublicensed or delegated to its and its Affiliates’ Sublicensees. Biogen Idec shall ensure that any such sublicense shall include PTI’s and Harvard’s right to audit the books and records of such Sublicensees relevant to any

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payment obligations hereunder or thereunder. Biogen Idec shall deliver to PTI written notice of all such sublicenses, together with a copy of all executed sublicense agreements, no later than [***] following the granting of such sublicense. Biogen Idec may redact from any copies of sublicenses provided to PTI hereunder any terms that are not applicable to the determination of whether such sublicense is consistent with the terms of this Agreement and the Harvard License.

(ii) PTI. PTI may sublicense its rights under clauses (i) and (ii) of Section 7.2(c) only to Collaborators and Qualified Service Providers, and may not sublicense its rights under clause (iii) of Section 7.2(c) to any Third Party. With respect to any Discontinued Collaboration Compounds, and related products, PTI may sublicense the rights granted to it under clause (iv) of Section 7.2(c) to any Third Parties, provided that any such sublicense must be consistent with the terms of this Agreement and PTI shall remain responsible for the performance of those of its obligations under this Agreement that it has sublicensed or delegated to its and its Affiliates’ Sublicensees. PTI shall deliver to Biogen Idec written notice of all such sublicenses, together with a copy of all executed sublicense agreements, no later than [***] following the granting of such sublicense. PTI may redact from any copies of sublicenses provided to Biogen Idec hereunder any terms that are not applicable to the determination of whether such sublicense is consistent with the terms of this Agreement and the Harvard License and PTI’s obligations hereunder and thereunder.

7.3 No Other Rights. Neither Party grants any rights or licenses under this Agreement to the other Party, either expressly or by implication, under any Intellectual Property Rights or Information Controlled by that Party, except as specifically set forth in this Agreement.

7.4 Third Party Licenses. PTI is solely responsible for keeping in full force and effect all licenses with Third Parties existing as of the Effective Date that Cover Licensed Technology, including all payment obligations owing to Third Parties under such licenses; provided, however, that at any time where the parties are sharing profits and losses hereunder for a Co-Development Licensed Product or Co-Commercialized Product, Third-Party royalty payment obligations under such licenses will be deemed shared costs under Section 6.7 and Exhibit E for such Licensed Product only.

7.5 Harvard License. Notwithstanding Section 7.4, (a) Biogen Idec acknowledges and agrees that certain of the Patent Rights included in the Licensed Patents (the “Harvard Patent Rights”) are licensed to PTI by President and Fellows of Harvard College (“Harvard”) pursuant to an Amended and Restated License Agreement between PTI and Harvard dated as of December 5, 2013 (the “Harvard License”), a copy of which has been provided to Biogen Idec, (b) Biogen Idec acknowledges and agrees that its rights and licenses hereunder with respect to the Harvard Patent Rights are subject to the terms and conditions of the Harvard License. Without limiting the

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generality of the foregoing, Biogen Idec acknowledges and agrees that in the event of termination of any license under Section 2.1 of the Harvard License (in whole or in part (e.g., termination in a particular country)), any sublicense in this Agreement under such license shall terminate to the extent of such terminated license, except to the extent otherwise provided in Section 10.3.1 of the Harvard License. PTI acknowledges that PTI is solely responsible for complying with all its obligations under the Harvard License.

7.6 Right of First Negotiation.

(a) If after the Effective Date PTI develops, has developed or otherwise comes to Control Know-How or Patent Rights outside of the Collaboration, and PTI initiates the use or practice of such Know-How or Patent Rights as part of the Collaboration, or either Party otherwise determines that such Know-How or Patent Rights are necessary or useful to Biogen Idec to Develop one or more Licensed Products that Biogen Idec is actively Developing or Commercializing (“Additional Intellectual Property”), then PTI will promptly notify Biogen Idec in writing of such Additional Intellectual Property, and Biogen Idec will have [***] from its receipt of such notice to determine whether it wishes to enter into negotiations with PTI for a license under such Additional Intellectual Property to research, Develop, manufacture, use, sell and import such applicable Licensed Product(s) in the Field and for no other purpose. If Biogen Idec notifies PTI in writing that it would like to enter into negotiations for such license, the Parties will negotiate in good faith for a period of up to [***] to reach agreement on a license agreement for such Additional Intellectual Property. If the Parties are able to enter into such a license agreement, then the Parties’ respective rights and obligations with regard to such Additional Intellectual Property will be set forth in such agreement. If (i) Biogen Idec informs PTI that it does not wish to enter into negotiations with PTI for an exclusive license under such Additional Intellectual Property, (ii) Biogen Idec fails to provide such notice that it wishes to enter into negotiations with PTI for an exclusive license under such Additional Intellectual Property within the required [***] period, or (iii) Biogen Idec provides notice that it wishes to enter into negotiations with PTI for an exclusive license under such Additional Intellectual Property within the required [***] period, but the Parties fail to come to agreement on such a license agreement within the required [***] period then, in each case, PTI will have no further obligations to Biogen Idec with regard to the applicable Additional Intellectual Property; except that, PTI may not license such Additional Intellectual Property to research, Develop, manufacture, use, sell and import the applicable Licensed Product(s) on terms that are materially less favorable to PTI in the aggregate than those offered by Biogen Idec in its final offer for a period of an additional [***].

(b) Notwithstanding the foregoing, in the event of the acquisition of PTI, the Know-How and Patent Rights of PTI that are subject to the right of first negotiation set forth in Section 7.6(a) will not include (i) any Know-How or Patent Rights Controlled by the acquiring

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entity immediately prior to the consummation of the acquisition or (ii) any Know-How or Patent Rights that are developed or acquired by the acquiring entity following such acquisition, except for any such Know-How or Patent Rights that result from, or are acquired in support of, the Collaboration.

7.7 Exclusivity.

(a) During the Research Term and for [***] thereafter, except as part of the Research Program, neither Party will conduct any research or Development activities with respect to any Small Molecule with intended activity against the Target. For clarity, either Party will be permitted (i) to conduct counter-screening to demonstrate that a compound does not modulate the Target and (ii) to pursue any non-Small Molecule program that modulates the Target.

(b) In addition, during the period starting from [***] of the Research Term until Biogen Idec commences its [***] Trial of a Licensed Product, neither party will commence a [***] Trial of any Small Molecule with intended activity against the Target, other than another Licensed Product pursuant to this Agreement; provided, however, that PTI will have the right, at any time after [***] following the end of the Research Term for any reason other than PTI’s breach under Section 12.2(c) to pursue the research, Development, manufacture and Commercialization of any Discontinued Development Compound for Indications within the Excluded Field, subject to the other applicable terms of this Agreement.

8. PATENT FILING, PROSECUTION, MAINTENANCE AND ENFORCEMENT.

8.1 Inventorship.

(a) Inventorship. Inventorship of any Inventions that arise from the Collaboration will be determined in accordance with U.S. patent law.

(b) Patent Coordinators. Each Party will appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party’s primary liaison with the other Party on matters relating to the filing, prosecution, maintenance and enforcement of Patent Rights. Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party. The initial Patent Coordinators will be:

For PTI:	Janet Smart, Ph.D., J.D.

For Biogen Idec:	Theresa Devlin, J.D., Ph.D.

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(c) Notice; Inventorship. Each Party hereby agrees to promptly notify the other Party, through its Patent Coordinator, of the conception or reduction to practice of any PTI Collaboration Technology, Biogen Idec Collaboration Technology and/or Joint Collaboration Technology, as applicable, and to promptly execute any documents that may be necessary to perfect the applicable Party’s rights in and to such PTI Collaboration Technology, Biogen Idec Collaboration Technology or the Parties’ joint rights in and to such Joint Collaboration Technology. The Patent Coordinators will initially determine inventorship of Inventions under U.S. patent law. In case of a dispute between the Patent Coordinators over inventorship and, as a result, whether any particular Invention constitutes PTI Collaboration Technology, Biogen Idec Collaboration Technology or a Joint Collaboration Technology, such dispute will be resolved according to U.S. patent law by patent counsel selected by the Patent Coordinators who (and whose firm) is not at the time of the dispute, and was not at any time during the five (5) years prior to such dispute, performing services for either of the Parties. Expenses of such patent counsel will be shared equally by the Parties.

8.2 Filing, Prosecution and Maintenance.

(a) Biogen Idec’s Responsibilities. Biogen Idec is responsible for filing, prosecution and maintenance of all Biogen Idec Patent Rights and Joint Collaboration Patent Rights, and all costs associated therewith.

(b) PTI’s Responsibilities. PTI is responsible for filing, prosecution and maintenance of all PTI Background Patent Rights and PTI Collaboration Patent Rights, subject to Harvard’s rights with respect to the Harvard Patent Rights, and all costs associated therewith. Notwithstanding the foregoing, if requested by Biogen Idec following the designation of a Lead Compound, PTI will transfer responsibility to Biogen Idec for the filing, prosecution, and maintenance of all Compound-Related Patent Rights, including Harvard Patent Rights to the extent PTI controls the filing, prosecution and maintenance of such Harvard Patent Rights under the Harvard Agreement, and Biogen Idec will assume [***] costs associated therewith. For the avoidance of doubt, the foregoing transfer of the right to file, prosecute and maintain Compound-Related Patent Rights will not impact Biogen Idec’s obligations with respect to royalty payments hereunder, including, without limitation, as set forth in Section 8.4.

(c) Information and Cooperation. The Parties hereby agree to cooperate fully with each other in all matters related to the filing, prosecution, and maintenance of Patent Rights under this Section 8. Such cooperation will include each Party (i) reasonably consulting with the other Party as to the preparation, filing, foreign filing, prosecution, correction of defects, and maintenance of all Licensed Patents for which such Party is responsible reasonably prior to any deadline for action in any patent office in which such Licensed Patents are filed and/or pending;

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(ii) furnishing the other Party with copies of all material filings to be made with respect to such Licensed Patents reasonably in advance of consultation thereon; and (iii) reasonably discussing in good faith all comments and suggestions made by the other Party in the course of such consultation to the extent such comments are reasonable and made by the other Party in a timely manner. Each Party and its Affiliates hereby agree to promptly supply and/or execute all papers and instruments, or require their respective employees to supply and/or execute such papers and instruments, as may be necessary and appropriate for purposes of preparing, filing, prosecuting, and maintaining the Licensed Patents and promptly inform the prosecuting Party of matters that may be expected to reasonably affect the preparation, filing, prosecution, maintenance, validity and enforceability of any of the Licensed Patents.

(d) Patent Term Extension; Supplemental Protection Certificates. PTI will appoint Biogen Idec or its designee as PTI’s agent for the sole purpose of submitting an application to extend the term of any Licensed Patents (including any Harvard Patent Rights, subject to Section 6.7.4 of the Harvard License) in any country in which Biogen Idec or its designee will have secured Regulatory Approval for marketing and sale of any Licensed Product Covered by such Patent Rights. PTI hereby agrees to reasonably cooperate with Biogen Idec or its designee in all matters relating to any such application for patent term extension or supplemental protection certificates. Further, for any Compound-Related Patent Right (including any Harvard Patent Rights, subject to Section 6.7.4 of the Harvard License), Biogen Idec will have the sole right to decide whether such Patent Right is extended.

(e) Cost-Sharing with respect to Prosecution of Patent Rights. The Party responsible for the costs of filing, prosecution and maintenance of Patent Rights (including defense or prosecution of interference, derivation, opposition, reexamination, reissue, inter partes review or post-grant review) under Sections 8.2, 8.3 and 8.4 will be entitled to include such costs for sharing by the Parties in accordance with Section 6.7 and Exhibit E to the extent such costs relate to Co-Development Compound(s) or Co-Developed Licensed Product(s).

8.3 Interference, Derivation, Opposition, Reexamination and Reissue.

(a) Notice. Not more than thirty (30) days following the discovery by either Party of any request for, or the filing or declaration of, any interference, derivation, opposition, reexamination proceeding, inter partes review or post-grant review with respect to any Licensed Patents or Biogen Idec Patents or the determination by either Party that any Licensed Patents or Biogen Idec Patents should be reissued to avert invalidity or unenforceability thereof or to permissibly broaden such Licensed Patents or Biogen Idec Patents, the discovering or determining Party will notify the other Party of such event.

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(b) Primary Responsibility and Cooperation. Biogen Idec will have the primary responsibility, at its own expense, for undertaking any course of action to defend or prosecute any such interference, derivation, opposition, reexamination, reissue, inter partes review or post-grant review with respect to any Biogen Idec Patent Rights and Joint Collaboration Patent Rights. PTI will have the primary responsibility, at its own expense, for undertaking any course of action to defend or prosecute any such interference, derivation, opposition, reexamination, reissue, inter partes review or post-grant review with respect to any PTI Background Patent Rights and PTI Collaboration Patent Rights, subject to Harvard’s rights with respect to the Harvard Patent Rights. Notwithstanding the foregoing, for any Compound-Related Patent Right, Biogen Idec will have the right to defend or prosecute any such interference, derivation, opposition, reexamination, reissue, inter partes review or post-grant review at its own expense, if requested by Biogen Idec in writing in a timely manner, subject to Harvard’s rights under Section 6.1 of the Harvard License, as modified by Section 6.7 of the Harvard License, with respect to any Harvard Patent Rights, if applicable. The Parties will cooperate fully with each other and each will provide to the other any information or assistance that the other may reasonably request with respect to any course of action taken under this Section 8.3(b). The responsible Party will (i) keep the other Party reasonably informed of all developments in such interference, derivation, opposition, reexamination or reissue, including to the extent permissible, the status of any settlement negotiations and the terms of any offer related thereto, (ii) provide the other Party with copies of all submissions or agreements arising in connection with such proceeding sufficiently in advance of their filing, due date or execution date so as to give the other Party sufficient time to comment thereon, and (iii) give good faith consideration to the other Party’s comments. Each Party and its respective Affiliates hereby agree to promptly supply and/or execute all papers and instruments, or require their respective employees to supply and/or execute such papers and instruments, as may be necessary and appropriate for purposes of assisting the responsible Party in any course of action taken under this Section 8.3(b) and promptly inform the responsible Party of matters that may, in the other Party’s reasonable judgment, affect any course of action taken under this Section 8.3(b).

8.4 Decision Not to File; Abandonment. If a Party decides not to prepare or file any patent application with respect to Licensed Patents (including Joint Collaboration Patent Rights) anywhere in the Territory, or to cease prosecution or to allow to lapse of any of such Patent Rights in such country or region, such Party (the “Abandoning Party”) will inform the other Party of such decision promptly in order to provide such other Party a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region, but subject to Harvard’s rights under the Harvard License with respect to the Harvard Patent Rights. Such other Party will have the right, but not the obligation, to assume responsibility for continuing the prosecution of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights (such Party, if it exercises such right, the “Assuming Party”), all at the Assuming Party’s sole expense, through

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patent counsel or agents of its choice; provided that, the Assuming Party will not take any position with respect to such abandoned Patent Rights that will be reasonably likely to adversely affect the scope, validity or enforceability of any of the other Patent Rights being prosecuted and maintained by the Abandoning Party pursuant to Section 8.2(a), 8.2(b) or 8.3(b), as the case may be, without the prior written consent of Abandoning Party, which consent will not be unreasonably withheld. The Assuming Party will not become an assignee of any such Patent Rights as a result of its assumption of any such responsibility. In the event that Biogen Idec becomes the Assuming Party with respect to any such Patent Rights, no further royalty payments will be due hereunder from Biogen Idec to PTI in connection with such Patent Rights in the country or countries in which they were abandoned, provided that the royalty payments otherwise due hereunder will not be affected. In the event that PTI becomes the Assuming Party with respect to any such Patent Rights, Biogen Idec will no longer have any license to practice such Patent Rights hereunder in the country or countries in which they were abandoned. Upon transfer of the Abandoning Party’s responsibility for filing, prosecuting and maintaining any of such Patent Rights to the Assuming Party under this Section 8.4, (a) the Abandoning Party will (i) promptly deliver to the Assuming Party copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and (ii) take all actions and execute all documents reasonably necessary for the Assuming Party to assume such prosecution and maintenance and (b) the Assuming Party will thereafter be solely responsible for the filing, prosecution, maintenance, or defense of such Patent Rights, at its sole expense commencing on the date on which it notified the Abandoning Party of its decision to assume such responsibility. The Assuming Party will not be obliged to reimburse the Abandoning Party for any patent-related costs incurred prior to the date of such decision, and the Assuming Party may thereafter elect to abandon such Patent Rights without any requirement of notice to the other Party.

8.5 Enforcement Against Third Party Infringement.

(a) Notice. In the event either Party (i) becomes aware of any suspected infringement or misappropriation of any Licensed Patents (including Joint Collaboration Patent Rights) anywhere in the Territory that Cover the Development or Commercialization of a Development Compound or a Licensed Product in the Field, or (ii) receives any application, submission or notice under 21 U.S.C. §355(b)(2)(A)(iv) or 355(j)(2)(A)(vii)(IV) or a certification that is, or is comparable to, a Paragraph IV Patent Certification by a Third Party filing an Abbreviated New Drug Application or filing an application under §505(b)(2), or other similar patent certification by a Third Party, in each case that comprises, incorporates or otherwise affects any Licensed Product (each, an “Infringement”), that Party will promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”). The Patent Coordinators will promptly meet to discuss the Infringement and the strategy for patent enforcement with respect to such Infringement.

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(b) Biogen Idec’s Rights. Subject to Section 8.5(c), if any Infringement or action to invalidate relates to any Licensed Patents or Biogen Idec Patent Rights (including any Joint Collaboration Patent Rights), Biogen Idec will have the first right, but not the obligation, to address any such Infringement in the Territory by taking reasonable steps, which may include the institution of legal proceedings or other actions (each, an “Action”), and to compromise or settle such Action; provided that, (i) Biogen Idec will keep PTI reasonably informed about such Action and will consult with PTI before taking any major steps during the conduct of such Action, (ii) PTI will provide reasonable cooperation to Biogen Idec in connection with such Action, including, to the extent the Action involves Licensed Patents (including, but not limited to, Joint Collaboration Patent Rights), by promptly supplying and/or executing all papers and instruments, or requiring their respective employees to supply and/or execute such papers and instruments, as may be necessary for purposes of initiating and pursuing such Action, (iii) Biogen Idec will not take any position with respect to, or compromise or settle, such Action (a) in any way that will be reasonably likely to reduce the Royalty Term in any Major Market Country, or otherwise materially and adversely impact the royalty rate payable to PTI in such Major Market Country, without PTI’s prior written consent, which may not be unreasonably withheld, conditioned or delayed by PTI and (b) with respect to the Harvard Patent Rights, subject to Harvard’s rights under Section 7.2 of the Harvard License, and (iv) if Biogen Idec determines not to institute an Action with respect to an Infringement, or determines to cease to pursue any such Action, it will promptly inform PTI and Section 8.5(c)(i) will apply. Biogen Idec will incur no liability to PTI as a consequence of such Action or any unfavorable decision resulting therefrom, including any decision holding any such claim invalid, not infringed or unenforceable. [***] costs, including, without limitation, attorneys’ fees, relating to such Action will be borne solely by Biogen Idec.

(c) PTI’s Rights.

(i) If (A) Biogen Idec informs PTI that it does not intend to prosecute an Action in respect of any Licensed Patents (including Joint Collaboration Patent Rights) anywhere in the Territory pursuant to Section 8.5(b), (B) Biogen Idec has not commenced any Action within [***] after the Infringement Notice, or (C) if Biogen Idec determines to cease to pursue any such Action with respect to such Infringement, then PTI will have the right, upon notice to Biogen Idec, to take appropriate action to address such Infringement, including by initiating its own Action or taking over prosecution of any Action initiated by Biogen Idec; provided, that, in such event, (1) PTI will keep Biogen Idec reasonably informed about such Action and will consult with Biogen Idec before taking any major steps during the conduct of such Action, (2) Biogen Idec will provide reasonable cooperation to PTI in connection with such Action, including, to the extent the Action involves Joint Collaboration Patent Rights, by promptly supplying and/or executing all papers and instruments, or requiring their respective employees to supply and/or execute such papers and instruments, as may be necessary for purposes of initiating

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and pursuing such Action, and (3) PTI will not take any position with respect to, or compromise or settle, such Action in any way that is reasonably likely to directly and adversely affect the scope, validity or enforceability of the Licensed Patents without Biogen Idec’s prior written consent, which may be withheld in Biogen Idec’s sole discretion. Notwithstanding the foregoing, PTI will not, without Biogen Idec’s prior written consent, be entitled to take over or initiate an Action with respect to any such Infringement that involves any Compound-Related Patent Right if the enforcement against such an Infringement would be reasonably likely to directly and adversely affect the scope, validity or enforceability of any Compound-Related Patent Right, which consent may be granted or withheld in Biogen Idec’s sole discretion. PTI will incur no liability to Biogen Idec as a consequence of such Action or any unfavorable decision resulting therefrom, including any decision holding any such claim invalid, not infringed or unenforceable. [***] costs, including, without limitation, PTI’s attorneys’ fees, relating to such Action that arise after such Action is assumed by PTI will be borne solely by PTI.

(d) Notwithstanding anything to the contrary in Sections 8.5(b) and 8.5(c)(i), if PTI is researching, Developing or Commercializing a Discontinued Development Compound, or a product containing the same, then PTI will have the right to enforce all Patent Rights that are included in the Licensed Patents against Infringements with respect to products that are competitive with such Discontinued Development Compound, and will be responsible for all costs associated therewith. Notwithstanding the foregoing, PTI will not be able to enforce against such an Infringement, without Biogen Idec’s consent, any Compound-Related Patent Rights. Such consent may not be unreasonably withheld by Biogen Idec unless the enforcement against such an Infringement would be reasonably likely to directly and adversely affect to scope, validity or enforceability of any such Compound-Related Patent Right, in which case such consent may be granted or withheld in Biogen Idec’s sole discretion.

(e) Right to Representation. Each Party will have the right to participate and be represented by counsel that it selects, in any Action instituted under Section 8.5(b) or 8.5(c), as applicable, by the other Party. If a Party with the right to initiate an Action under Section 8.5(b) or 8.5(c), as applicable, to eliminate an Infringement lacks standing to do so and the other Party has standing to initiate such Action, then the Party with the right to initiate an Action under Section 8.5(b) or 8.5(c), as applicable, may name the other Party as plaintiff in such Action or may require the Party with standing to initiate such Action at the expense of the other Party; provided that, the Party with the right to initiate the Action agrees to indemnify the other Party for any and all liabilities and expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) incurred by such other Party as a result of such action.

(f) Cooperation. In any Action instituted under this Section 8.5, the Parties will cooperate with and assist each other in all reasonable respects.

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(g) Allocation of Proceeds. Subject to Harvard’s rights under the Harvard License with respect to the Harvard Patents, any amounts recovered by either Party pursuant to Actions under this Section 8.5, whether by settlement or judgment, will, after reimbursing Biogen Idec and PTI for their respective reasonable out-of-pocket expenses incurred in pursuing such Action and obtaining such recovery (which amounts will be allocated [***] if insufficient to cover the totality of such expenses) be retained by or paid to Biogen Idec and treated as (i) to the extent the Infringement relates to Sole Licensed Products, Net Sales of the Sole Licensed Products affected by the Infringement for purposes of this Agreement with respect to such that Biogen Idec will pay to PTI the applicable royalty due on such Net Sales pursuant to Section 6.5, or (ii) to the extent the Infringement relates to Co-Developed Licensed Products, as revenues generated by such Co-Developed Licensed Products which will be shared by the Parties in accordance with Section 6.7 and Exhibit E. Without limiting the foregoing, to the extent the amounts recovered by either Party pursuant to any such Action is pursuant to the terms of one or more license or sublicense agreements entered into by such Party and any such Third Party infringer, all amounts paid by such Third Party under such agreement will be treated as if they were amounts recovered by settlement or judgment.

8.6 Defense of Claims.

(a) Notice. In the event that any action, suit or proceeding is brought against either Party or any Affiliate of either Party or any Sublicensee or Distributor of Biogen Idec alleging the infringement of the Technology or Patent Rights of a Third Party by reason of the Development or Commercialization of any Licensed Product by or on behalf of Biogen Idec, its Affiliates, Sublicensees or Distributors, such Party will notify the other Party as promptly as possible following the receipt of service of process in such action, suit or proceeding, or the date such Party becomes aware that such action, suit or proceeding has been instituted and the Patent Coordinators will meet as soon as possible to discuss the overall strategy for defense of such matter.

(b) Biogen Idec Obligations. Unless otherwise mutually agreed to by the Parties, and subject to Section 11, (i) Biogen Idec will have the right but not the obligation to defend such action, suit or proceeding at its sole expense; (ii) PTI and/or any of its Affiliates will have the right to separate counsel at its own expense in any such action, suit or proceeding; (iii) the Parties will cooperate with each other in all reasonable respects in any such action, suit or proceeding; and (iv) [***] expenses with respect to any such action, suit or proceeding in the Territory will be borne solely by Biogen Idec.

(c) Cooperation. Each Party will promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party

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including all documents filed in any litigation. In no event will either Party settle or otherwise resolve any such action, suit or proceeding brought against the other Party or any of its Affiliates or Sublicensees without the other Party’s prior written consent, not to be unreasonably withheld.

9. CONFIDENTIAL INFORMATION; PUBLICITY; PUBLICATION

9.1 Confidentiality.

(a) Each Party agrees that it will maintain all Confidential Information disclosed to it by the other Party in strict confidence during the Term of this Agreement and for a period of five (5) years after the expiration or termination of this Agreement, except that each Party may disclose or permit the disclosure of any such Confidential Information to its directors, officers, employees, consultants, Collaborators and advisors (including legal counsel) who are obliged to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for purposes of this Agreement. Each Party will use all such Confidential Information only for the purposes of this Agreement, and allow its directors, officers, employees, consultants, Collaborators and advisors to reproduce such Confidential Information only to the extent necessary for purposes of this Agreement, with all such reproductions being deemed to be Confidential Information.

(b) Exceptions to Confidentiality. The obligations of each Receiving Party imposed by Section 9.1(a) will not apply to any Confidential Information disclosed to the Receiving Party by the Disclosing Party which: (a) was known to the Receiving Party prior to the Effective Date other than as a result of disclosure under any other agreement between the Parties (as demonstrated by documentary evidence); (b) is or becomes generally available to the public through means other than an unauthorized disclosure by the Receiving Party; (c) was or subsequently is disclosed to the Receiving Party by a Third Party having a bona fide right to disclose such Confidential Information without breaching any obligation to the Disclosing Party; (d) is developed independently by the Receiving Party without benefit of or recourse to any of the Disclosing Party’s Confidential Information (as demonstrated by documentary evidence); or (e) is published pursuant to Section 9.4. In addition, the Receiving Party may make disclosures of Confidential Information of the Disclosing Party to the extent required to comply with applicable laws and regulations or a court or administrative order, provided that the Receiving Party provides the Disclosing Party with reasonable prior written notice, (b) takes all reasonable and lawful actions to assist the Disclosing Party in obtaining confidential treatment for such disclosure and (c) discloses the minimum amount and scope of the Disclosing Party’s Confidential Information necessary to comply with the applicable law, regulation or order.

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(c) Permitted Disclosures. Notwithstanding anything to the contrary in this Section 9, each Receiving Party will have the right to disclose Confidential Information of the Disclosing Party to the following Persons: (a) patent offices in any country in which Patent Rights are sought, for purposes of prosecuting any applications for Patent Rights or defending any Patent Rights in interference and/or opposition actions; provided, that, such disclosure will be made only after notifying the Disclosing Party in accordance with Section 8; (b) Regulatory Authorities as necessary to pursue Development, Commercialization and/or Regulatory Approval of Licensed Products; and (c) such Party’s Affiliates, Collaborators, consultants and other service providers and, in the case of Biogen Idec, to its Distributors and Sublicensees, in each case who need to know such Confidential Information for the Development, Commercialization and/or Regulatory Approval of any Licensed Product; provided, that, in each case such Persons are bound by obligations of confidentiality and non-use consistent with the terms of this Agreement.

9.2 Disclosure of Terms of Agreement; Publicity. Subject to the final two sentences of this Section 9.2, neither Party will issue a press or news release or make any similar public announcement related to the execution or terms of this Agreement, the conduct of the Development Program or the Commercialization of Licensed Products without the prior written consent of the other Party; provided, that, either Party may make such a disclosure (a) to the extent required by applicable laws and regulations (including the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded), or (b) to any acquirors, prospective acquirors, investors, prospective investors, lenders and other potential financing sources, and to the attorneys, accountants or other advisors of such Persons, who are in each case obligated to keep such information confidential. In the event that such disclosure is required pursuant to subsection (a), the disclosing Party will provide the other Party with written notice beforehand, coordinate with the other Party with respect to the wording and timing of any such disclosure, and cooperate with the other Party to maintain the confidential treatment of the material terms of this Agreement to the extent reasonably possible. The Parties, upon the execution of this Agreement, shall jointly issue a press release with respect to this Agreement, in the form mutually agreed to by the Parties, and either Party may make subsequent public disclosure of the contents of such press release without further approval of the other Party. Thereafter, where a request for a public disclosure is made by a Party with respect to this Agreement, the Parties will agree upon the form of a press release or other public statement, and either Party may make subsequent public disclosure of the contents of such press release or other public statement provided that the disclosing Party will not depart from the agreed-upon form, if any, without the prior written consent of the other Party.

9.3 No Use of Name. Neither Party will use the name of the other Party in any promotional materials or advertising without the prior express written permission of the other Party.

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9.4 Publications and Presentations.

(a) Right to Review and Delay Publications. Subject to paragraphs (b) and (c) of this Section 9.4, during the Research Term, each Party (the “Publishing Party”) will submit to the other Party (the “Reviewing Party”) for prior review any proposed academic, scientific or medical publication or public presentation that relates to the activities contemplated under this Agreement or any Compound. Such review will be conducted for the purposes of preserving the value of the Licensed Technology, the Biogen Idec Technology and the Joint Collaboration Technology and the rights granted hereunder and determining whether any portion of the proposed publication or presentation should be modified or deleted in furtherance of such purpose. Written copies of such proposed publication or presentation required to be submitted hereunder will be submitted to the Reviewing Party (a) no later than [***] before submission of a poster and/or a paper to be presented at a conference, and (b) no later than [***] before submission for any other publication or presentation (in either case, the “Notice Period”). The Reviewing Party will provide its comments with respect to such publications and presentations within [***] of its receipt of such written copy, provided that such review period may be extended for an additional [***] in the event the Reviewing Party determines in its sole discretion that such extension is necessary for the preparation and filing of patent applications or to allow the Parties to agree to a modification of the publication so as not to disclose the Reviewing Party’s Confidential Information (in either case, the “Delay Period”). Upon the expiration of the Notice Period, the Publishing Party shall be free to proceed with the written publication or the oral presentation, unless the Reviewing Party has requested the delay described above, in which case the Publishing Party shall be free to proceed with the written publication or the oral presentation, with any agreed upon modifications, only upon expiration of the Delay Period unless sooner authorized by the Reviewing Party. The Publishing Party will comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication. In addition, the procedures set forth in this Section 9.4(a) will also apply to any proposed academic, scientific or medical publication or public presentation after the Research Term that relates to any Development Compound or Licensed Product for which PTI is engaged in co-Development or co-Commercialization.

(b) After the Research Term if PTI is not Co-Developing or Co-Commercializing. After the Research Term, if PTI is not engaged in the co-Development or co-Commercialization of a particular Development Compound or Licensed Product hereunder, Biogen Idec will, in lieu of its obligations under Section 9.4(a), use Commercially Reasonable Efforts to provide PTI with a copy of any proposed public disclosure relating to such Development Compound or Licensed Product reasonably in advance of disclosure, including through publication or discussion of scientific material (written, electronic, oral or otherwise), and consider in good faith any reasonable comments provided by PTI. Subject to the foregoing, Biogen Idec

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and its Affiliates, and any Third Party authorized by Biogen Idec, may (i) make such public disclosures as it deems appropriate in connection with the Development or Commercialization of any Licensed Product under this Agreement, and (ii) publish or have published information about clinical trials related to any Licensed Product, including the results of such clinical trials. For avoidance of doubt, after the Research Term, PTI may not, without Biogen Idec’s prior written consent, make any academic, scientific or medical publication or public presentation that relates to any Compound, Lead Compound, Development Compound, Back-Up Compound or Licensed Product for which PTI is not engaged in co-Development or co-Commercialization.

(c) Discontinued Collaboration Compounds. After the Research Term, PTI will use Commercially Reasonable Efforts to provide Biogen Idec with a copy of any proposed public disclosure relating to any Discontinued Collaboration Compound reasonably in advance of disclosure, including through publication or discussion of scientific material (written, electronic, oral or otherwise), and consider in good faith any reasonable comments provided by Biogen Idec. Subject to the foregoing, PTI shall be free to (i) make public disclosures as it deems appropriate with respect to any Discontinued Collaboration Compound and (ii) publish or have published information about clinical trials related to any Discontinued Collaboration Compound, or product containing the same, including the results of such clinical trial.

10. REPRESENTATIONS AND WARRANTIES

10.1 Mutual Representations and Warranties. PTI and Biogen Idec each hereby represents and warrants to the other as follows:

(a) Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.

(b) Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws (or equivalent charter or organizational documents), (b) any agreement, instrument or contractual obligation to which such Party is bound, (c) any requirement of any applicable laws or regulations or court or administrative under, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.

(c) Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.

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(d) No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that will impede the diligent and complete fulfillment of its obligations hereunder.

(e) No Government Authorization Required. No government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws or regulations currently in effect, is or will be necessary for, or in connection with, the transactions contemplated by this Agreement, or for the performance by it of its obligations under this Agreement.

(f) Compliance with Law. Such Party will comply, and will cause Sublicensees and its and their Affiliates to comply, with all local, state, and international laws and regulations relating to the development, manufacture, use, sale and importation of Licensed Products and use of the Licensed Technology and any Materials provided to it by the other Party hereunder. Without limiting the foregoing, such Party will comply, and will cause its Sublicensees, and its and their Affiliates, to comply, with all United States export control laws and regulations applicable to Licensed Products and such Materials.

(g) Debarment. Neither such Party, nor any Affiliate of such Party, has been debarred under the Generic Drug Enforcement Act of 1992 (21 U.S.C. §301 et seq.), is under investigation for debarment action, has been disqualified as an investigator pursuant to 21 C.F.R. §312.70, has a disqualification hearing pending or is currently employing or using any Person that has been so debarred or disqualified to perform any of such Party’s obligations under this Agreement. Each Party will promptly notify the other Party if it or any employee, contractor or agent is debarred or disqualified as described in this Section 10.1(g), and will terminate any so debarred or disqualified individual’s or entity’s participation in the performance of any of such affected Party’s obligations under this Agreement promptly upon its awareness of such debarment or disqualification.

10.2 Additional Representations of PTI. PTI further represents and warrants to Biogen Idec as follows:

(a) Ownership or Control. PTI Controls the Licensed Technology in existence as of the Effective Date and, except for any Patent Rights within the Licensed Technology in existence as of the Effective Date that are Controlled by PTI under a Third Party Agreement and sublicensed to Biogen Idec, PTI is the sole and exclusive owner of, or solely Controls, the Licensed Technology in existence as of the Effective Date, and no other Person has any claim of ownership with respect to such Licensed Technology. PTI has not previously assigned,

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transferred, conveyed or otherwise encumbered its right, title and interest in or to the Licensed Technology in a manner inconsistent with the rights and licenses granted to Biogen Idec under this Agreement.

(b) Third Party Agreements. Listed on Exhibit D are all the agreements existing as of the Effective Date between PTI and Third Parties pursuant to which PTI has rights and/or obligations with respect to any Licensed Technology (“Third Party Agreements”). PTI will keep in full force and effect throughout the Term all terms of all Third Party Agreements that are relevant to any rights sublicensed to Biogen Idec under this Agreement.

(c) Data; Patent Rights; Know-How. As of the Effective Date, there is no Information provided by PTI to Biogen Idec pursuant to this Agreement that is untrue or inaccurate, and there is no Information that PTI failed to provide pursuant to this Agreement that is necessary to make the Information provided to Biogen Idec pursuant to this Agreement complete and not misleading. All filings for Licensed Patents (other than Harvard Patent Rights) that exist as of the Effective Date have been made in compliance with the applicable requirements of 37 C.F.R. § 1.56 and, to PTI’s knowledge, all Harvard Patent Rights that exist as of the Effective Date have been made in compliance with the applicable requirements of 37 C.F.R. § 1.56. PTI has disclosed to Biogen Idec all Licensed Technology Controlled by PTI as of the Effective Date.

(d) Validity of Licensed Patents. To PTI’s knowledge, (i) all PTI Background Patent Rights are existing, and (ii) no issued patents which are part of the PTI Background Patent Rights are invalid or unenforceable.

(e) Diligent Prosecution and Maintenance. The Licensed Patents that exist as of the Effective Date have been diligently prosecuted with the respective patent offices accordance with applicable laws, and all fees necessary to maintain such Licensed Patents have been paid on or before the due date for such payment.

(f) No Interference. To PTI’s knowledge (i) the Licensed Patents that exist as of the Effective Date are not the subject of any interference proceeding, and (ii) there is no pending or threatened action, suit, proceeding or claim by any Third Party challenging PTI’s ownership rights in, or the validity or scope of, such Licensed Patents.

(g) No Claims. To PTI’s knowledge (i) there are no claims, judgments or settlements against PTI pending or threatened, that invalidate or seek to invalidate the Licensed Patents that exist as of the Effective Date, (ii) there is no opposition pending in any jurisdiction outside of the United States that challenges the validity and/or enforceability of any such Licensed Patents in that jurisdiction, and (iii) there is no litigation pending against PTI or any Affiliate of PTI that alleges that any of the activities contemplated by this Agreement will violate any of the Intellectual Property Rights of any Third Party (nor has it received any written communication threatening such litigation).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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(h) No Infringement. To PTI’s knowledge, the use and practice of the PTI Background Patent Rights and PTI Background Know-How as contemplated by this Agreement does not and will not infringe or misappropriate any valid and enforceable Third Party Patent Rights that exist as of the Effective Date.

(i) No Government Funding. PTI has not received any funding from any U.S. governmental authority with respect to the Licensed Technology that exists as of the Effective Date. For the avoidance of doubt, Biogen Idec acknowledges that Harvard has received such funding with respect to the Harvard Patent Rights.

(j) Invention Assignments. Each individual who is an inventor of, or otherwise contributed in a material manner to the creation or development of, any Licensed Patents in existence as of the Effective Date has assigned to PTI all of his or her interest therein or, to PTI’s knowledge in the case of the Harvard Patent Rights, has assigned to Harvard all of his or her interest therein.

10.3 Covenants of PTI. PTI covenants to Biogen Idec as follows:

(a) Ownership or Control. After the Effective Date, PTI will continue to Control the Licensed Technology and, except for any Patent Rights within the Licensed Technology that are Controlled by PTI under a Third Party Agreement and sublicensed to Biogen Idec, PTI will continue to be the sole and exclusive owner of, or solely Control, the Licensed Technology that exists as of the Effective Date. After the Effective Date, PTI will promptly inform Biogen Idec if any Person asserts against PTI a claim of ownership with respect to such Licensed Technology.

(b) Filing for Licensed Patents. After the Effective Date, and subject to its rights under Section 8.4, (i) PTI will make all filings for those Licensed Patents over which it controls prosecution and (ii) shall take reasonable steps, in accordance with its rights under the Harvard License, to ensure that Harvard makes all filings for those Licensed Patents over which Harvard controls prosecution, in each case in compliance with the applicable requirements of 37 C.F.R. § 1.56.

(c) Validity of Licensed Patents. After the Effective Date, and subject to its rights under Section 8.4, PTI will take reasonable steps (i) to prevent any of the Licensed Patents over which it controls prosecution from ceasing to exist or becoming invalid or unenforceable and (ii) in accordance with its rights under the Harvard License, to prevent Harvard from allowing any of the Licensed Patents over which Harvard controls prosecution from ceasing to exist or becoming invalid or unenforceable.

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(d) Diligent Prosecution and Maintenance. After the Effective Date, and subject to its rights under Section 8.4, PTI will (i) continue to diligently prosecute those Licensed Patents over which it controls prosecution, including paying all fees necessary to maintain such Licensed Patents on or before the due date for such payment, and (ii) take reasonable steps, in accordance with its rights under the Harvard License, to cause Harvard to diligently prosecute those Licensed Patents over which Harvard controls prosecution, in each case with the respective patent offices accordance with applicable laws, including paying all fees necessary to maintain such Licensed Patents on or before the due date for such payment.

(e) Ownership Challenge. After the Effective Date, and subject to its rights under Section 8.5, PTI will promptly inform Biogen Idec if, to PTI’s knowledge, any threatened action, suit, proceeding or claim is asserted by any Third Party challenging PTI’s, Harvard’s or any other Third Party licensor’s ownership rights in the Licensed Patents.

(f) Claims. After the Effective Date, and subject to its rights under Section 8.5, PTI will promptly inform Biogen Idec if, to PTI’s knowledge, (i) any claims, judgments or settlements against PTI, Harvard or any other Third Party licensor become pending or threatened, that invalidate or seek to invalidate the Licensed Patents, (ii) any opposition becomes pending in any jurisdiction outside of the United States that challenges the validity and/or enforceability of any of the Licensed Patents in that jurisdiction, or (iii) any litigation becomes pending against PTI, any Affiliate of PTI, Harvard or any other Third Party licensor that alleges that any of the activities contemplated by this Agreement will violate any of the Intellectual Property Rights of any Third Party, or if PTI receive any written communication threatening such litigation.

(g) No Government Funding. After the Effective Date, PTI will not receive or accept any funding from any U.S. governmental authority with respect to the Licensed Technology, including the SBIR Grant, without Biogen Idec’s prior written consent. The foregoing covenant will not apply to any such funding that is in support of the research, development or commercialization of Discontinued Collaboration Compounds, so long as such funding does not diminish or encumber Biogen Idec’s rights hereunder to any of the Licensed Technology with respect to any Licensed Product, Development Compound or Back-Up Compound.

(h) [***]

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10.4 Covenants of Biogen Idec. Biogen Idec covenants to PTI as follows:

(a) Control. After the Effective Date, Biogen Idec will continue to Control the Biogen Idec Technology.

(b) Filing for Biogen Idec Patent Rights and Licensed Patents. After the Effective Date, and subject to its rights under Section 8.4, Biogen Idec will make all filings for the Biogen Idec Patent Rights and those Licensed Patents over which it controls prosecution in compliance with the applicable requirements of 37 C.F.R. § 1.56.

(c) Validity of Biogen Idec Patents and Licensed Patents. After the Effective Date, and subject to its rights under Section 8.4, Biogen Idec will take reasonable steps to prevent any of the Biogen Idec Patent Rights and those Licensed Patents over which it controls prosecution from ceasing to exist or becoming invalid or unenforceable.

(d) Diligent Prosecution and Maintenance. After the Effective Date, and subject to its rights under Section 8.4, Biogen Idec will continue to diligently prosecute the Biogen Idec Patent Rights and those Licensed Patents over which Biogen Idec controls prosecution with the respective patent offices accordance with applicable laws, including paying all fees necessary to maintain such Patent Rights on or before the due date for such payment.

(e) Ownership Challenge. After the Effective Date, and subject to its rights under Section 8.5, Biogen Idec will promptly inform PTI if, to Biogen Idec’s knowledge, any threatened action, suit, proceeding or claim is asserted by any Third Party challenging Biogen Idec’s, or any Third Party licensor’s ownership rights in the Biogen Idec Patent Rights.

(f) Claims. After the Effective Date, and subject to its rights under Section 8.5, Biogen Idec will inform PTI if, to Biogen Idec’s knowledge, (i) any claims, judgments or settlements against Biogen Idec or any Third Party licensor become pending or threatened, that invalidate or seek to invalidate the Biogen Idec Patent Rights or the Licensed Patents over which Biogen Idec controls prosecution, (ii) any opposition becomes pending in any jurisdiction outside of the United States that challenges the validity and/or enforceability of such Biogen Idec Patent Rights or Licensed Patents in that jurisdiction, or (iii) any litigation becomes pending against Biogen Idec, any Affiliate of Biogen Idec or any Third Party licensor that alleges that any of the activities contemplated by this Agreement will violate any of the Intellectual Property Rights of any Third Party, or if Biogen Idec receives any written communication threatening such litigation.

(g) No Government Funding. After the Effective Date, Biogen Idec will not receive any funding from any U.S. governmental authority with respect to the research or Development of Licensed Technology or Biogen Idec Technology without PTI’s prior written consent.

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10.5 Warranty Disclaimer. NO REPRESENTATIONS OR WARRANTIES ARE MADE BY EITHER PARTY OTHER THAN AS EXPRESSLY SET FORTH IN THIS SECTION 10. IN PARTICULAR, EACH PARTY DISCLAIMS ALL OF THE FOLLOWING WARRANTIES, WHETHER EXPRESS OR IMPLIED: AS TO WHETHER ANY LICENSED PRODUCT CAN BE DEVELOPED OR MARKETED SUCCESSFULLY; REGARDING THE COMMERCIAL VALUE OF ANY LICENSED PRODUCT; AS TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY LICENSED PRODUCT; AS TO WHETHER PATENT RIGHTS CAN BE OBTAINED OR MAINTAINED FOR ANY LICENSED PRODUCT; AND AS TO WHETHER THE MANUFACTURE, USE, MARKETING OR SALE OF ANY LICENSED PRODUCT WILL NOT CONSTITUTE AN INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

11. INDEMNIFICATION; INSURANCE

11.1 Indemnification of PTI by Biogen Idec. Biogen Idec will defend, indemnify, and hold harmless PTI and its Affiliates, and their respective employees, officers, directors and agents (“PTI Indemnitees”) from and against any and all liability, damage, loss, cost or expense of any nature (including reasonable attorney’s fees and litigation expenses) incurred or imposed upon the PTI Indemnitees or any one of them in connection with any claims, suits, actions, demands, proceedings, causes of action or judgments resulting from a Third Party claim arising out of (a) the Development, design, testing, production, manufacture, importation, offer for sale, sale, use or promotion of Development Compounds, Back-Up Compounds or Licensed Products by Biogen Idec or any of its Affiliates, Sublicensees or Distributors, (b) the breach by Biogen Idec of any term of this Agreement or (c) the gross negligence or willful misconduct of Biogen Idec or any of its employees, agents, officers or directors, except in each case to the extent that any such claim results or arises from a matter for which PTI is obligated to indemnify Biogen Idec under Section 11.2.

11.2 Indemnification of Biogen Idec by PTI. PTI will defend, indemnify and hold harmless Biogen Idec and its Affiliates, and their respective employees, officers, directors and agents (“Biogen Idec Indemnitees”) from and against any and all liability, damage, loss, cost or expense of any nature (including reasonable attorney’s fees and litigation expenses) incurred or imposed upon the Biogen Idec Indemnitees or any one of them in connection with any claims, suits, actions, demands, proceedings, causes of action or judgments resulting from a Third Party claim arising out of (a) the breach by PTI of any term of this Agreement, (b) the gross negligence or willful misconduct of PTI or any of its employees, agents, officers or directors, or (c) to the extent such liability, damage, loss, cost or expense arises out of a matter that occurred during a period when the Parties are co-Developing one or more Development Compounds or Licensed

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Products under Section 5.2 or are co-Commercializing one or more Development Compounds or Licensed Products under Section 5.5, the Development, design, testing, production, manufacture, importation, offer for sale, sale, use or promotion of such Development Compounds or Licensed Products by PTI or any of its Affiliates, Sublicensees or Distributors except, in each case to the extent that any such claim results or arises from a matter for which Biogen Idec is obligated to indemnify PTI under Section 11.1.

11.3 Conditions to Indemnification. Any Person seeking indemnification (the “Indemnitee”) under this Section 11 will give prompt written notice of the indemnity claim to the indemnifying Party and provide a copy to the indemnifying Party of any complaint, summons or other written or verbal notice that the Indemnitee receives in connection with any such claim. An Indemnitee’s failure to deliver written notice will relieve the indemnifying Party of liability to the Indemnitee under this Section 11 only to the extent such delay is prejudicial to the indemnifying Party’s ability to defend such claim. Provided that the indemnifying Party is not contesting the indemnity obligation, the Indemnitee will permit the indemnifying Party to control any litigation relating to such claim and the disposition of such claim by negotiated settlement or otherwise, and the indemnifying Party shall assume such control with counsel mutually satisfactory to the Parties. The indemnifying Party will act reasonably and in good faith with respect to all matters relating to such claim and will not settle or otherwise resolve such claim without the Indemnitees’ prior written consent which will not be withheld or delayed unreasonably. The Indemnitees will cooperate with the indemnifying Party in such Party’s defense of any claim for which indemnity is sought under this Agreement, at the indemnifying Party’s sole cost and expense.

11.4 Limited Liability. EXCEPT FOR ANY SUCH DAMAGES ARISING OUT OF A PARTY’S BREACH OF ITS OBLIGATIONS UNDER SECTIONS 7.7 OR 9, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY. NOTHING IN THIS SECTION 11.4 WILL LIMIT EITHER PARTY’S OBLIGATIONS UNDER SECTIONS 11.1 OR 11.2, AS APPLICABLE.

11.5 Insurance.

(a) PTI’s Insurance Obligations. PTI will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement, provided, that, if PTI is engaged in the co-Development of Development Compounds, Back-Up Compounds or Licensed Products hereunder, PTI will maintain, in force from thirty (30) days prior to enrollment of the first subject in a clinical trial, a clinical trials/product liability

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insurance policy providing coverage of at least $[***] per claim and $[***] annually in the aggregate, and provided further that, if PTI exercises its Co-Commercialization Option, that such coverage is increased to at least $[***] at least thirty (30) days before Biogen Idec initiates the First Commercial Sale of the applicable Licensed Product. PTI will furnish to Biogen Idec evidence of such insurance upon request.

(b) Biogen Idec’s Insurance Obligations. Biogen Idec, together with its Affiliates, will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement, provided, that, at a minimum, Biogen Idec will maintain, in force from thirty (30) days prior to enrollment of the first subject in a clinical trial, a clinical trials/product liability insurance policy providing coverage of at least $[***] per claim and $[***] annually in the aggregate and, provided further that such coverage is increased to at least $[***] at least thirty (30) days before Biogen Idec initiates the First Commercial Sale of a Licensed Product. Biogen Idec will furnish to PTI evidence of such insurance upon request. Notwithstanding the foregoing, Biogen Idec may self-insure to the extent that it self-insures for its other products, but at a minimum will self-insure at levels that are consistent with levels customarily maintained against similar risks by similar companies in Biogen Idec’s industry.

12. TERM AND TERMINATION

12.1 Term. This Agreement will commence on the Effective Date and will continue in full force and effect, unless otherwise terminated pursuant to Section 12.2, until the expiration of all applicable Royalty Terms with respect to all Licensed Products in all countries in the Territory (the “Term”). Upon the expiration of this Agreement as set forth in this Section 12.1, the license rights granted hereunder will be converted to perpetual and fully paid-up licenses, with the right to grant unlimited sublicenses.

12.2 Termination. This Agreement may be terminated as follows:

(a) End of Research Term. At the end of the Research Term, this Agreement will terminate automatically if Biogen Idec has not designated at least one (1) Development Compound, unless (i) the Parties have previously mutually agreed on activities aimed at advancing a Lead Compound to designation as a Development Compound and the mutually agreed plan for such activities extends beyond the end of the Research Term, or (ii) the Parties mutually agree at least [***] prior to the expiration of the Research Term to continue the research for a specified additional period of time and agree on all relevant matters relating to such extension including, but not limited to, the Parties’ respective rights and obligations with regard to the ongoing research, a budget for such ongoing research and the Parties’ respective monetary obligations with regard to such budget.

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(b) Unilateral Right to Terminate Agreement. Biogen Idec may terminate this Agreement:

(i) during the Research Term, if (A) the In vivo Target Validation milestone has not been achieved within [***] after the Effective Date, or (B) at least [***] Lead Compound has not met the Development Candidate Criteria within [***] after the Effective Date; and

(ii) following the Research Term, on a Licensed Product-by-Licensed Product basis at any time, in its sole discretion, effective sixty (60) days after providing written notice to PTI. If Biogen Idec has terminated this Agreement with respect to all Licensed Products, this Agreement will terminate in its entirety.

(c) Termination for Breach. In addition to any other remedies available at law or in equity, either Party will have the right to terminate this Agreement in the event of a material breach by the other Party; provided, that, the other Party fails to cure such material breach within sixty (60) days after written notice thereof is received from the non-breaching Party.

(d) Termination for Bankruptcy.

(i) This Agreement may be terminated by a Party (the “Non-Bankrupt Party”) upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party (the “Bankrupt Party”); provided, however, that in the event of any involuntary bankruptcy or receivership proceeding such right to terminate will only become effective if the Bankrupt Party consents to the involuntary bankruptcy or receivership or such proceeding is not dismissed within sixty (60) days after the filing of such bankruptcy or receivership.

(ii) All licenses and rights to licenses granted under or pursuant to this Agreement by the Bankrupt Party to the Non-Bankrupt Party are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that the Non-Bankrupt Party, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that upon commencement of a bankruptcy proceeding by or against the Bankrupt Party under the Bankruptcy Code, the Non-Bankrupt Party will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all

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such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (A) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (B) if not delivered under (A) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. the Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agrees not to interfere with the exercise by the Non-Bankrupt Party or its Affiliates of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist the Non-Bankrupt Party and its Affiliates in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with this Agreement. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other applicable law.

12.3 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 12.2, the following provisions will apply, as applicable:

(a) Termination Under Section 12.2(a), or by Biogen Idec Under Section 12.2(b)(i). If this Agreement terminates under Section 12.2(a) or is terminated by Biogen Idec under Section 12.2(b)(i), then:

(i) all licenses granted by either Party to the other Party under this Agreement will terminate and all rights with respect to the Intellectual Property Rights so licensed will revert to the Party that owns the affected Intellectual Property Rights; and

(ii) the exclusivity restrictions set forth in Section 7.7 will terminate as to each Party, and each Party will be free to research, Develop and Commercialize products that modulate the Target either by themselves or with Third Parties, subject to the Intellectual Property Rights of the other Party.

(b) Termination by Biogen Idec under Section 12.2(b)(ii). If Biogen Idec terminates its rights with regard to one or more Licensed Products under Section 12.2(b)(ii), then:

(i) all licenses granted by PTI to Biogen Idec that relate to the terminated Licensed Products, and corresponding Development Compounds and Back-Up Compounds, will terminate (except with respect to any Back-Up Compounds that have also been designated as Back-Up Compounds for a non-terminated Licensed Product or Development Compound), but all licenses granted by PTI to Biogen Idec that relate to the non-terminated Licensed Products (and corresponding Development Compounds and Back-Up Compounds), if any, will remain in full force and effect;

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(ii) Biogen Idec will grant to PTI a perpetual, irrevocable, royalty-free, fully paid-up exclusive license, with the right to sublicense, under all Biogen Idec Technology (including Biogen Idec’s interest in the Joint Collaboration Technology) to make, have made, use, sell, offer to sell, have sold, import, and otherwise exploit in the Field any Royalty-Free Products for which Biogen Idec has exercised its right to terminate under Section 12.2(b)(ii), which license will not be limited by the restriction set forth in the first sentence of Section 7.2(d)(ii), but will otherwise the subject to the terms of such Section 7.2(d)(ii) as if such Royalty-Free Product was a Discontinued Collaboration Compound or related product;

(iii) Biogen Idec will negotiate in good faith for up to [***] to grant PTI a royalty-bearing license in the Field with respect to any Licensed Biogen Idec Proprietary Compounds (and corresponding Development Compounds and Back-Up Compounds),if any, for which Biogen Idec has exercised its right to terminate under Section 12.2(b)(ii), if any; provided that, for avoidance of doubt, if the Parties cannot agree on the terms of a license for such Licensed Biogen Idec Proprietary Compounds within [***] after Biogen Idec has exercised its right to terminate such Licensed Biogen Idec Proprietary Compounds under Section 12.2(b)(ii), then Biogen Idec’s obligation to negotiate such license shall cease;

(iv) Biogen Idec will assign to PTI any Regulatory Filings and clinical data relating to the Licensed Products for which Biogen Idec is granting a license under this Section 12.3(b);

(v) at PTI’s request, for a period not to exceed [***], provide commercially reasonable assistance, at PTI’s expense, necessary to permit PTI to Develop or Commercialize the Royalty-Free Products and any Licensed Biogen Idec Proprietary Compounds for which Biogen Idec is granting a license under this Section 12.3(b), including by disclosing and making available all relevant Biogen Idec Technology and transitioning to PTI the information described in Section 12.3(b)(iv); and

(vi) PTI will be released from the exclusivity provisions of Section 7.7; provided, however, that if Biogen Idec has terminated with respect to one or more, but not all, Licensed Products, then such release shall be solely to the extent necessary to permit PTI to exercise the licenses granted to it under this Section 12.3(b).

(c) Termination by PTI Under Sections 12.2(c) or 12.2(d). If this Agreement is terminated by PTI under Sections 12.2(c) or 12.2(d), then:

(i) all licenses granted by PTI to Biogen Idec will terminate;

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(ii) PTI will be released from the exclusivity restrictions set forth in Section 7.7;

(iii) Biogen Idec will grant to PTI a perpetual, irrevocable, royalty-free, fully paid-up exclusive license, with the right to sublicense, under all Biogen Idec Technology and Biogen Idec’s interest in the Joint Collaboration Technology to make, have made, use, sell, offer to sell, have sold, import, and otherwise exploit in the Field any Royalty-Free Products, which license will not be limited by the restriction set forth in the first sentence of Section 7.2(d)(ii), but will otherwise the subject to the terms of such Section 7.2(d)(ii) as if such Royalty-Free Product was a Discontinued Collaboration Compound or related product;

(iv) Biogen Idec will negotiate in good faith for up to [***] to grant PTI a royalty-bearing license in the Field with respect to any Licensed Biogen Idec Proprietary Compounds; provided that, for avoidance of doubt, if the Parties cannot agree on the terms of a license for Licensed Biogen Idec Proprietary Compounds within [***] after termination of this Agreement, then Biogen Idec’s obligation to negotiate such license shall cease;

(v) Biogen Idec will assign to PTI any Regulatory Filings and clinical data relating to the Licensed Products for which Biogen Idec is granting a license under this Section 12.3(c); and

(vi) at PTI’s request, for a period not to exceed [***], Biogen Idec will provide commercially reasonable assistance, at PTI’s expense, necessary to permit PTI to Develop or Commercialize the Royalty-Free Products and any Licensed Biogen Idec Proprietary Compounds for which Biogen Idec is granting a license under this Section 12.3(b), including by disclosing and making available all relevant Biogen Idec Technology and transitioning to PTI the information described in Section 12.3(c)(v).

(d) Termination by Biogen Idec Under Sections 12.2(c) or 12.2(d). If this Agreement is terminated by Biogen Idec under Sections 12.2(c) or 12.2(d), then:

(i) all licenses granted by Biogen Idec to PTI will terminate;

(ii) all licenses granted by PTI to Biogen Idec will survive such termination;

(iii) All co-Development and co-Commercialization will cease, all Co-Development Compounds will become Sole Development Compounds, and all Co-Developed

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Licensed Products and Co-Commercialized Licensed Products will become Sole Licensed Products. PTI will reasonably assist Biogen Idec, for a period of no more than [***], in transferring to Biogen Idec all materials and information necessary for Biogen Idec to continue the research, Development and Commercialization of all Licensed Products; and

(iv) Biogen Idec will be released from the exclusivity restrictions set forth in Section 7.7 and will be free to research, Develop and Commercialize products that modulate the Target either by itself or with collaborators; provided that Biogen Idec continues to use Commercially Reasonable Efforts to Develop and Commercialize all such Licensed Products and pay all amounts due to PTI hereunder during the Term that would otherwise be payable; provided further that the royalty rates payable by Biogen Idec to PTI will be reduced by [***] from the rates set forth in Section 6.5.

12.4 Confidential Information. Upon termination of this Agreement for any reason, the Receiving Party will destroy all written, electronic and/or other materials containing Confidential Information of the Disclosing Party provided to it by the Disclosing Party in connection with this Agreement, including all copies thereof, within [***] of such termination and provide certification of such destruction to the Disclosing Party; provided, that (a) the Receiving Party may retain one copy in its archives solely for the purpose of monitoring its ongoing confidentiality obligations hereunder, (b) the Receiving Party will not be obligated to destroy such materials containing Confidential Information of the Disclosing Party that are necessary or useful for the Receiving Party to exercise any license right of the Receiving Party that survives such termination of this Agreement; provided, that, the Receiving Party’s use of such Confidential Information of the Disclosing Party will continue to be subject to the requirement and restrictions set forth in Section 9.

12.5 Sublicenses. If the licenses granted to Biogen Idec under this Agreement are terminated, any sublicenses hereunder that were granted by Biogen Idec prior to termination and are in effect immediately prior to termination, will remain in full force and effect; provided, that (i) the Sublicensee is not then in breach of its sublicense agreement, (ii) the Sublicensee agrees to be bound to PTI as a licensor under the terms and conditions of the sublicense agreement, and (iii) PTI will not be deemed to have assumed any obligations under such sublicense agreement that are broader in scope than those it has under this Agreement. Subject to the foregoing, PTI will enter into appropriate agreements or amendments to the sublicense agreement to substitute itself for Biogen Idec as the licensor thereunder.

12.6 Surviving Provisions. The following provisions will survive any expiration or termination of this Agreement for the period of time specified therein, or if not specified, then they will survive indefinitely: Sections 1, 7.1, 9, 10.1, 10.2, 10.5, 11, 12.3, 12.4, 12.5, 12.6 and 13

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(except for Section 13.4). In addition, (a) other terms of this Agreement will survive solely as necessary to fulfill the applicable provisions of Section 12.3; and (b) termination of this Agreement will not relieve the Parties of any liability that accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. Without limiting the generality of clause (a) of the immediately preceding sentence, and for avoidance of doubt, upon any termination of this Agreement pursuant to which the applicable provisions of Section 12.3 provide that (i) Biogen Idec retains some or all of its license rights, Sections 3.1(b), 3.1(d), 3.1(e) (with respect to summary reports only), 3.3, 4.1(b), 4.1(c) (with respect to summary reports, only), 4.3, 6.1(b), 6.4 through 6.6, 6.8 through 6.16, 7.2(a), 7.2(b), 7.2(d)(i), 7.3, 7.4, 7.5, 7.6, and 10.3 shall also survive such termination, and (ii) PTI retains some or all of its license rights, Sections 7.2(c), 7.2(d)(ii), 7.3 and 10.4 shall also survive such termination. The remedies provided in this Section 12 are not exclusive of any other remedies a Party may have in law or equity.

13. MISCELLANEOUS

13.1 Change of Control or Program Sale.

(a) Notice. PTI will provide Biogen Idec with reasonably prompt written notice of its intent to undergo a Change of Control or effect a Program Sale prior to consummating either such transaction (each a “Sale Notice”).

(b) Right of First Negotiation. Biogen Idec will have [***] from its receipt of PTI’s Sale Notice to determine whether it wishes to enter into negotiations with PTI (i) in the case of a Change of Control, to purchase such controlling interest in PTI, and (ii) in the case of a Program Sale, to purchase the applicable assets. If Biogen Idec notifies PTI in writing that it would like to enter into negotiations as provided in clauses (i) or (ii) of this Section 13.1(b), the Parties will negotiate in good faith for a period of up to [***] following the date of Biogen Idec’s written notice to enter into a definitive agreement (the “Negotiation Period”). During the first [***] of the Negotiation Period, PTI will negotiate exclusively with Biogen Idec (and, for the avoidance of doubt, PTI may negotiate with Third Parties as well for the remaining [***] of the Negotiation Period). If the Parties are able to enter into such an agreement, then the Parties’ respective rights and obligations will be as set forth in such agreement. If (a) Biogen Idec informs PTI that it does not wish to enter into negotiations with PTI as provided in clauses (i) or (ii) of this Section 13.1(b), (b) Biogen Idec fails to provide such notice that it wishes to enter into negotiations with PTI as provided in clauses (i) or (ii) of this Section 13.1(b) within the required [***] period, or (c) Biogen Idec provides notice that it wishes to enter into negotiations with PTI as provided in clauses (i) or (ii) of this Section 13.1(b) within the required [***] period, but the Parties fail to

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come to agreement on such an agreement within the Negotiation Period, in each case, PTI will have no further obligations to Biogen Idec with regard to such Change of Control or Program Sale; except that PTI may not enter into a Program Sale on terms that are materially less favorable to PTI in the aggregate than those offered by Biogen Idec in its final offer for a period of [***] following the Negotiation Period. Additionally, (A) if PTI is not able to enter into a definitive agreement with a Third Party regarding a Program Sale that meets the requirements of this Section 13.1(b) within a period of [***] following the Negotiation Period, then Biogen Idec’s rights under this Section 13.1(b) will reset with respect to a Program Sale and PTI will be required to provide a new Sale Notice regarding any subsequent proposed Program Sale and (B) if PTI is not able to enter into a definitive agreement with a Third Party regarding a Change of Control that meets the requirements of this Section 13.1(b) within a period of [***] following the Negotiation Period, then Biogen Idec’s rights under this Section 13.1(b) will reset with respect to a Change of Control, and PTI will be required to provide a new Sale Notice regarding any subsequent proposed Change of Control. For the avoidance of doubt, paragraphs (a) and (b) of this Section 13.1 will terminate and be of no further force and effect following the first to occur of (x) a Program Sale with a Third Party that is consummated in accordance with the terms and conditions of this Section 13.1 or (y) a Change of Control with a Third Party that is consummated in accordance with the terms and conditions of this Section 13.1. Additionally, paragraphs (a) and (b) of this Section 13.1 will terminate with respect to a Change of Control, but not a Program Sale, upon the consummation of (1) a public offering of the Common Stock of PTI or (2) any other transaction or series of transactions in which PTI, or an entity with which PTI merges, becomes or is a public reporting company, or the wholly-owned subsidiary of a public reporting company, pursuant to the Securities Exchange Act of 1934, as amended, or becomes or is a listed company on a non-U.S. exchange, or the wholly-owned subsidiary of a listed company on a non-U.S. exchange (in each case excluding a transaction that is a Change of Control, which is addressed in the preceding sentence).

(c) Agreements. Any agreement entered into by PTI in connection with a Program Sale or a Change of Control will be subject to and must be consistent with the terms of this Agreement including, but not limited to, the terms contained in Sections 7.7, 8 and 9. PTI will deliver to Biogen Idec written notice of all Program Sale agreements, together with a copy of all executed agreements relating to Program Sales no later than [***] following consummation of such Program Sale. PTI may redact from any copies of such agreements provided to Biogen Idec hereunder any terms that are not applicable to the determination of whether such agreements meet the requirements of this Section 13.1(c).

13.2 Disputes. Except to the extent the resolution of disputes or claims between the Parties are otherwise addressed in this Agreement, in the event of any dispute or claim arising from this Agreement, or any term hereof, including any alleged breach of any such term, either Party

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may, by written notice to the other Party, refer such disputes or claims to the Parties’ respective officers designated below for attempted resolution:

For Biogen Idec:	President & CEO (or other officer-level individual designated by Biogen Idec for such purpose)

For PTI:	President & CEO (or other officer-level individual designated by PTI for such purpose)

If such resolution is not reached within [***] of the date of referral to the foregoing officers, then each Party may exercise all rights available to it under law or equity.

13.3 Notices. Any notice or report required or permitted to be given or made under this Agreement by either Party to the other will be in writing and delivered to the other Party at its address indicated below or to such other address as the addressee will have theretofore furnished in writing to the addressor by hand, courier or by registered or certified airmail (postage prepaid):

If to Biogen Idec:	Biogen Idec New Ventures Inc.
14 Cambridge Center
Cambridge, MA 02142
Attention: Executive Vice President and General Counsel

If to PTI:	Proteostasis Therapeutics, Inc.
200 Technology Square, Fourth Floor
Cambridge, MA 02139
Attention: Chief Executive Officer

With a copy to:	Edwards Wildman Palmer LLP
111 Huntington Avenue
Boston, MA 02199-7613
Attention: Joshua M. Thayer

All notices will be effective as of the date received by the addressee.

13.4 Non-Solicitation of Certain Individuals. Each Party agrees that, during the Term, it will not, directly or indirectly, solicit to employ or engage as an independent contractor any then current employee of the other party or its Affiliates who has been directly and substantially involved in the Research Program. Notwithstanding the above, the following solicitations will not be prohibited: (i) solicitations by independent contractors of either party or their Affiliates, so long as they are not specifically directed by either party to solicit such individuals; (ii) solicitations

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initiated through general newspaper advertisements and other general circulation materials not directly targeted at such individuals; and (iii) solicitations of such individuals who have first contacted either party on their own initiative, directly or through Third Party recruiters, regarding employment or engagement as an independent contractor.

13.5 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without taking into consideration any choice of law principles that would lead to the application of the laws of another jurisdiction.

13.6 Binding Effect. This Agreement will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

13.7 Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

13.8 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original and both of which, together, will constitute a single agreement.

13.9 Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms of this Agreement may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions will in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, will be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

13.10 Purposes and Scope. The Parties hereto understand and agree that this Collaboration is limited to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement will be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.

13.11 Tax Treatment of Collaboration. Without in any way affecting Section 13.10 above, the Parties agree that if PTI exercises the Co-Development Option with respect to a

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Development Compound, the Parties will thereafter treat the Collaboration as a tax partnership with respect to such Co-Development Compound in accordance with a tax partnership agreement between the Parties that includes the terms set forth on Exhibit H.

13.12 Assignment and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party, including by operation of law, without the consent of the other Party (and in Biogen Idec’s case, the consent of Harvard), which consent will not be unreasonably withheld by the other Party, except that each Party may assign this Agreement and the rights, obligations and interests of such Party without the consent of the other Party (and without the consent of Harvard, in the case of Biogen Idec), (a) in whole or in part, to any of its Affiliates, or (b) in whole, but not in part, to any purchaser of all or substantially all of its assets or all or substantially all of its assets to which this Agreement relates or shares representing a majority of its common stock voting rights or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction; provided, that the assigning Party shall deliver written notice of any such permitted assignment to the other Party and the assignee shall agree in writing to be bound to the terms and conditions of this Agreement, including the obligations of the assigning Party hereunder.

13.13 Force Majeure. Neither Biogen Idec nor PTI will be liable for failure of or delay in performing obligations set forth in this Agreement, and neither will be deemed in breach of its obligations, if such failure or delay is due to a Force Majeure. In event of such Force Majeure, the Party affected will use reasonable efforts to avoid or remove such causes of nonperformance, and will continue to perform hereunder with reasonable dispatch whenever such causes are removed. Either Party shall provide the other Party with prompt written notice of any delay or failure to perform that occurs by reason of force majeure. The Parties shall mutually seek a resolution of the delay or the failure to perform as noted above.

13.14 Interpretation. The Parties acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party will not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement will be construed fairly as to each Party and not in a favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement. In addition, unless a context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, the word “or” is used in the inclusive sense (and/or) and the word “including” is used without limitation and means “including without limitation”.

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13.15 Integration. This Agreement sets forth the entire agreement with respect to the subject matter hereof and thereof and supersedes all other agreements and understandings between the Parties with respect to such subject matter.

13.16 Severability. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

13.17 Further Assurances. Each of PTI and Biogen Idec each agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.

13.18 Appointment of Committee Members. Notwithstanding anything to the contrary set forth herein, the appointment of members of the JRC, JDC or JCC, including any subcommittees or project teams (each, a “Committee”), is a right of each Party and not an obligation and shall not be a “deliverable” as defined in EITF Issue No. 00-21. Each Party shall be free to determine not to appoint members to a Committee, and at any time during the Term and for any reason, either Party shall have the right to withdraw from participation in any Committee upon written notice to the other Party, which notice shall be effective immediately upon receipt. If a Party (the “Appointing Party”) does not appoint members of a Committee, or withdraws from a Committee, it shall not be a breach of this Agreement, nor shall there be any associated penalty due nor shall there be any impact on the consideration otherwise provided for or due to the Appointing Party under this Agreement, and unless and until such persons are again appointed: (a) the other Party, without regard to provisions herein with respect to voting, quorum or dispute resolution, may discharge the roles of the Committee for which appointments were not made or with respect to which a withdrawal or removal has occurred by the Appointing Party and (b) the Appointing Party shall not participate in any meetings of such Committee. If, at any time following the Effective Date, a Party has not appointed, or has withdrawn, from a Committee, and such Party wishes to resume participating in such Committee, such Party shall notify the other Party in

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writing and, thereafter, such notifying Party’s designees shall be entitled to attend any subsequent meeting of such Committee and to participate in the activities of, and decision-making by, such Committee, as if a failure to appoint or submission of the withdrawal notice had not occurred.

13.19 Joint Research Agreement. This Agreement shall be deemed to be a joint research agreement within the meanings of Section 102(c)(2) of the United States Patent Act (35 U.S.C. § 102(c)(2)).

13.20 Third-Party Beneficiaries. Harvard is an intended third-party beneficiary of the provisions of Sections 3.1(b), 3.1(c), 3.1(d), 3.1(e) (with respect to provision of summary reports only), 3.2(a), 3.2(b), 4.1(b), 4.1(c) (with respect to provision of summary reports only), 4.2, 6.9, 6.10, 6.13, 7.2(d)(i), 10.1(f), 11.1 and 11.5. Except as expressly stated in the immediately preceding sentence, no person or entity other than Biogen Idec, PTI and their respective Affiliates and permitted sublicensees and assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

13.21 Performance by Affiliates. To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations. Either Party may use one or more of its Affiliates to perform its obligations and duties hereunder and Affiliates of a Party are expressly granted certain rights herein; provided that each such Affiliate shall be bound by the corresponding obligations of such Party, and each Party shall remain liable hereunder for the prompt payment and performance of all its respective obligations hereunder.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

PROTEOSTASIS THERAPEUTICS, INC.

By:	/s/ David Weiner
Name:	David Weiner
Title:	Interim CEO

BIOGEN IDEC NEW VENTURES INC.

By:	/s/ Steven Holtzman
Name:	Steven Holtzman
Title:	Executive Vice President
Corporate Development

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Exhibit A

Initial Research Plan

[***]

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Exhibit B

Lead Compound Criteria

A Compound that: [***]

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Exhibit C

Development Compound Criteria

A Lead Compound that exhibits the minimum criteria in the table below:

[***]

By mutual agreement, the Parties may update the metrics listed above with additional objective criteria as the Research Plan progresses.

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Exhibit D

Third Party Agreements

Amended and Restated License Agreement between PTI and Harvard dated as of December 5, 2013.

[***]

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EXHIBIT E

Calculation of Profit Share

Financial Planning, Accounting and Reporting Procedures

This Exhibit E sets forth the principles for reporting actual results and budgeted plans in the Territory, the frequency of reporting, the use of a single functional currency (as provided for in Section 6.9 of this Agreement) and the methods of determining payments to the Parties, auditing of accounts and other matters as related to any Co-Development Compound or Co-Developed Licensed Product under this Agreement (each a “Co-Developed Product” for purposes of this Exhibit E).

This Exhibit E provides agreed-upon definitions of financial terms applicable to the Parties for purposes of this Agreement. All capitalized terms used herein without definition shall have the meanings ascribed thereto in this Agreement and, where applicable, the further definitions contained herein. References in this Exhibit E to a “Party” or “Parties” shall be construed to mean Biogen Idec or Proteostasis, as the case may be, and in every case shall be deemed to include a Party’s Affiliates under this Agreement.

Notwithstanding anything in this Agreement to the contrary, no cost, expense, amount or sum allocable or chargeable to the Parties’ activities under this Agreement shall be allocated or charged more than once. Unless otherwise specifically authorized by the Parties or this Agreement, all costs, expenses, amounts or sums to be charged or allocated by one Party to the other Party under this Agreement shall not be so chargeable or allocable unless they are (i) directly related to this Agreement and the activities to be performed under this Agreement (ii) calculated based on the internal cost accounting methodologies of the charging or allocating Party as consistently applied by such Party to its other programs and (iii) reasonable and customary with respect to the global biopharmaceutical industry considering the respective size and activities of the two Parties. All external costs, expenses, amounts or sums allocated or charged by either Party shall be allocated and charged only as and when they actually become due and payable (i.e., upon receipt of applicable bills or invoices from Third Parties).

1.	Definitions

“Co-Developed Product Revenues” means any and all revenue received by the Parties for a Co-Developed Product (other than Net Sales) and/or for rights to a Co-Developed Product and/or under an agreement with respect to a Co-Developed Product (other than Net Sales),

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including, but not limited to, monies received from a Third Party pursuant to a license or sublicense, such as upfront fees, milestones, royalties and/or monies received from a Third Party for marketing rights and/or distribution rights. It is expressly understood that Product Revenues does not include monies paid to a Party (i) for use in future research and/or development to the extent that such monies are actually expended by the such Party for such research and/or development or in payment up to fair market value for securities of such Party or (ii) as a result of a Program Sale, Change of Control, assignment by either Party pursuant to Section 13.12 of this Agreement, or other similar license, sale or transfer such Party’s rights in such Co-Developed Product.

“Collaboration Budget” means a written budget prepared by the Parties and approved by the JDC or JCC, as applicable, in accordance with Section 2 of this Exhibit E, and shall include, with respect to each Co-Developed Product, all revenues and the expenses as further defined herein incurred by Biogen Idec and Proteostasis necessary to support the co-Development and co-Commercialization of such Co-Developed Product. The Collaboration Budget shall include [***]. The Collaboration Budgets and updates shall constitute the budget of the Co-Development Plan as discussed in Section 5.2(c) of this Agreement or the budget of the Co-Commercialization Plan as discussed in Section 5.5(c) of this Agreement.

“Collaboration Operating Profit” means the profits (if positive) or losses (if negative) resulting from the Commercialization of Co-Developed Products in the Territory and shall be equal to Net Sales of all Co-Developed Products in the Territory plus all Co-Developed Product Revenues in the Territory less Operating Expenses.

“Cost of Clinical Supplies” means a Party’s costs to produce or acquire Co-Developed Product for use in clinical studies, which will be determined in accordance with GAAP, including without limitation (i) labor and material costs, scrap costs, waste costs, defect costs, costs to rectify contamination, costs for obsolete inventory write-offs and label & packaging costs, in each case to the extent directly consumed in the manufacture, product quality assurance/control, storage or shipping of Co-Developed Product and (ii) allocable facilities costs (e.g., sewer, water, property taxes), allocable depreciation and amortization costs of facilities and equipment, insurance, and other costs borne by the Party that are directly related to the manufacture, product quality assurance/control, storage or shipping of commercial supplies of Co-Developed Product This definition of Cost of Clinical Supplies shall [***].

“Cost of Goods Manufactured for Sale” or “COGM” means a Party’s costs to produce or acquire commercial supplies of a Co-Developed Product, which will be determined in accordance with GAAP, including without limitation (i) labor and material costs including the [***] charged by Biogen Idec to the partnership to manufacture materials, scrap costs, waste

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costs, defect costs, costs to rectify contamination, costs for obsolete inventory write-offs and label & packaging costs, in each case to the extent directly consumed in the manufacture, product quality assurance/control, storage or shipping of Co-Developed Product and (ii) allocable facilities costs (e.g., sewer, water, property taxes), idle capacity costs only if consistent with GAAP and if such idle capacity has been originally reserved for the Manufacture of such Co-Developed Product within the next twenty-four (24) months, with the express approval of the JDC or JCC, as applicable, allocable depreciation and amortization costs of facilities and equipment, insurance, and other costs borne by the Party that are directly related to the manufacture, product quality assurance/control, storage or shipping of commercial supplies of Co-Developed Product. This definition of COGM shall exclude idle manufacturing costs of Biogen Idec manufacturing plant that is underutilized but shall include Third Party costs incurred in connection with the manufacture of Co-Developed Product by a Contract Manufacturer to the extent that Biogen Idec is burdened by such costs.

“Cost of Sales” means a Co-Developed Product’s Cost of Goods Manufactured for Sale, Third Party royalties, including royalties payable by Proteostasis under the Harvard License (i.e., any allocable intellectual property acquisition and licensing costs of either Party not included in COGM, but not including royalties payable by Biogen Idec to Proteostasis or to a Third Party pursuant to Section 6.5 of this Agreement) and transport, customs and duty clearance on sales if borne by the seller and not deducted from Net Sales.

“Development Expenses” means, with respect to a Co-Developed Product, the FTE Costs and other direct costs and expenses directly related to the Development activities for such Co-Developed Product that are actually incurred by Biogen Idec or Proteostasis or their Affiliates from the date that Proteostasis exercises its Co-Development Option through the later of (a) the date of the last Regulatory Approval obtained (including thereafter costs to maintain or expand such Regulatory Approval) in the Territory for each Co-Developed Product, or (b) the date of termination of Development of the final indication for each Co-Developed Product for which Regulatory Approval is to be sought in the Territory. Such costs and expenses, to the extent directly related to the Development activities of a Co-Developed Product, shall include

(i) costs required to obtain, maintain and/or expand the authorization and/or ability to manufacture, formulate, fill, ship and/or sell Co-Developed Product in commercial quantities to Third Parties in the Territory, including the costs of the Parties associated with the transfer of, and implementation of manufacturing technology necessary to qualify a manufacturing facility;

(ii) costs of Development, including costs of, studies on the toxicological, pharmacological, metabolical or clinical aspects of a Co-Developed Product conducted internally or by individual investigators or consultants and necessary for the purpose of obtaining,

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maintaining and/or expanding marketing approval of a Co-Developed Product, process development, process improvement and scale-up costs, validation costs, including qualification lots, the Cost of Clinical Supplies, and costs for preparing, submitting, reviewing or developing data or information for the purpose of submission to a governmental authority to obtain, maintain and/or expand manufacturing and/or marketing approval of a Co-Developed Product and costs of Phase IV clinical trials related to Co-Developed Product;

(iii) expenses for data management, statistical designs and studies, document preparation, and other administration expenses associated with the clinical testing program; and

(iv) Cost of Clinical Supplies.

In determining Development Expenses chargeable under this Agreement, each Party will use its respective project accounting systems, and will review its respective project accounting systems and methodologies with the other Party. The Parties shall agree upon and consistently apply methodologies for calculating and allocating Development Expenses based on their respective internal accounting systems. The Parties hereby agree that efforts of the employees of a Party or its Affiliates in performing its activities hereunder shall be charged as Development Expenses at the R&D FTE rate defined below. Notwithstanding anything in this Section to the contrary, only those Development Expenses that are contemplated by the Development Plan and Collaboration Budget or were otherwise approved by the JDC or JCC, as applicable, shall be chargeable by a Party as Development Expenses. All payments made by a Party to a Third Party in connection with the performance of its activities under the Development Plan and Collaboration Budget shall be charged as Development Expenses at such Party’s actual out-of-pocket cost. Except to the extent included in Cost of Clinical Supplies, expenses incurred by each Party for equipment, materials and supplies utilized in performing its activities under the Development Plan and Collaboration Budget shall not be separately charged as Development Expenses, except for those expenses incurred by a Party with the prior written consent of the JDC or JCC, as applicable, or as set forth in the Development Plan and Collaboration Budget, provided, however, that the expenses of the purchase or making of equipment, materials or supplies (other than common laboratory supplies, e.g., pipettes, test tubes, petri dishes, reagents, and the like) that are to be used exclusively in connection with the performance of such Party’s activities under a Development Plan and Collaboration Budget (e.g., laboratory animals, placebo supplies, etc.), shall be charged as Development Expenses at such Party’s actual out-of-pocket expense incurred in purchasing or making such equipment, materials or supplies.

“Distribution Costs” means the FTE costs and other direct costs approved as part of the Collaboration Budget and specifically identifiable or allocable to the distribution of Co-Developed Product for commercial or clinical use, including warehousing, transportation, order

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entry, customs, duties, insurance, billing, shipping, credit and collection and other such activities as approved by the JDC or JCC, as applicable. The most recent full year forecast will include year to date actual costs plus forecasted costs for the remaining portion of such year. For clarity, Distribution Costs shall not include costs already included in Cost of Sale or Cost of Clinical Supplies or costs deducted from Net Sales. For purposes of this definition, FTE costs that are part of Distribution Costs shall be charged at the Distribution FTE rate, as described below in the final paragraph of this Exhibit E.

“Marketing Costs” means the FTE costs and other direct costs actually incurred by a Party in connection with the marketing, promotion and advertising of a Co-Developed Product, including, without limitation, costs for preparing and reproducing detailing aids, Co-Developed Product promotional Materials and other promotional materials, costs of professional education, product related public relations, relationships with opinion leaders and professional societies, market research and market studies (before and after product approval), healthcare economics studies, and other similar activities directly related to the Co-Developed Products, in each case as approved by the JCC as part of the Co-Commercialization Plan and Collaboration Budget. Marketing Costs may also include, to the extent directly related to a Co-Development Product and actually incurred by a Party, and as approved by the JCC as part of the Co-Commercialization Plan and Collaboration Budget, (a) actual out-of-pocket costs for outside services and expenses (e.g., consultants, agency fees, meeting costs, etc.), (b) costs included in Exhibit F - the Key Terms of the Commercialization Activities Agreement, including without limitation costs related to the Customer-Facing Activities Plan; and (c) activities related to obtaining reimbursement from payers and costs of sales and marketing data, in each case that are not previously included as Sales Costs or in any other cost definition herein. For purposes of this definition, FTE costs that are part of Marketing Costs shall be charged at the Marketing FTE rate, as described below in the final paragraph of this Exhibit E. Marketing costs will specifically exclude the costs of activities which promote either Party’s business as a whole without being specific to a Co-Development Product (such as corporate image advertising).

“Medical Education Costs” means the FTE costs and other direct costs designed to ensure or improve appropriate medical use of, conduct medical education of, or further research regarding, a Co-Developed Product sold in the Territory, including by way of example, to the extent solely related to a Co-Development Product and contemplated by the Commercialization Plan or Development Plan and Collaboration Budget: (a) activities of medical sales liaisons; (b) grants to support continuing medical education, symposia, or Third Party research related to a Co-Developed Product in the Territory; (c) development, publication and dissemination of publications relating to a Co-Developed Product in the Territory, as well as medical information services provided in response to inquiries communicated via sales representatives or received by letter, phone call or email; and (d) conducting advisory board meetings or other consultant

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programs, the purpose of which is to obtain advice and feedback related to the Development or commercialization of a Co-Developed Product in the Territory. For purposes of this definition, FTE costs that are part of Medical Education Costs shall be charged at the Medical Education FTE rate, as described below in the final paragraph of this Exhibit E.

“Net Sales” has the definition set forth in Section 1.59 of this Agreement.

“Operating Expenses” means Cost of Sales, Development Expenses, Marketing Costs, Medical Education Costs, Sales Costs, Other Out-of-Pocket Costs and Distribution Costs. The Parties agree that the following costs shall not be considered Operating Expenses unless expressly provided for herein: (i) all G&A Costs; (ii) amortization and depreciation expenses; (iii) deductions, credits, interest expenses including without limitation taxes and extraordinary or nonrecurring losses customarily deducted by a Party in calculating and reporting consolidated net income; (iv) manufacturing facility capital costs, capital expenditures, including purchases of facilities, property or equipment (unless such equipment is exclusively used in the Development or Commercialization of a Co-Developed Product); and (v) property taxes and any other taxes not related to the Development or Commercialization of a Co-Developed Product.

“Other Out-of-Pocket Costs” means other operating expenses paid by the Parties or their Affiliates to Third Parties which are not part of Development Expenses, but are considered and approved by the JDC or JCC, as applicable, as expenses for purposes of the cost sharing arrangements under this Agreement. Other Out-of-Pocket Costs shall be limited to the following:

[***]

“Patent Expenses” means the sum of all out-of-pocket expenses reasonably incurred by a Party to prepare, file, prosecute and maintain PTI Patent Rights, Biogen Idec Patent Rights and Joint Patent Rights, including the costs of interferences/oppositions proceedings with respect to such Patent Rights. In addition, Patent Expenses shall include the costs of freedom to operate searches and analyses with respect to Co-Developed Products, to the extent such searches or analyses have been authorized by the Patent Coordinators.

“Sales Costs” shall mean FTE costs and other direct costs specifically identifiable to sales of Co-Developed Products in the Territory and as approved by the JCC as part of the Co-Commercialization Plan and Collaboration Budget. Sales Costs shall include costs associated with sales representatives (such as recruiting, relocation, compensation, benefits and travel) and training of the sales representatives, sales meetings, details, sales call reporting, work on managed care accounts, costs related to customer service and other sales and customer service-

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related expenses, but only to the extent not deducted from Net Sales and not included in Cost of Distribution, Cost of Marketing, or any other components of Operating Expenses. For purposes of this definition, FTE costs that are part of Sales Costs shall be charged at the Sales FTE rate, as described below in the final paragraph of this Exhibit E.

2.	Collaboration Budget and Quarterly Updates

First Collaboration Budget. As soon as practical following the exercise of Co-Development Option in Section 5.1 of this Agreement, Biogen Idec and Proteostasis will prepare a Collaboration Budget for the Co-Development Plan for the current calendar year in which Proteostasis has exercised its opt-in rights as soon as reasonably possible, specifying in detail the activities to be performed during the year, staffing levels, and any approved use of Third Party contractors.

Yearly Updates. Biogen Idec and Proteostasis shall, on an annual basis, prepare a Collaboration Budget which shall specify in detail, as applicable, the Co-Development and Co-Commercialization activities to be performed during such year, designation of which Party is responsible for each task, staffing levels (which levels shall be reasonably necessary for the attainment of the development goals, as applicable), any approved use of Third Party contractors required to carry out such activities, and the estimated expenditures required to carry out such activities, a timeline for completion of such activities and annual production requirements. Each update to the Collaboration Budget under this paragraph and any modifications per the quarterly Collaboration Budget updates outlined below shall automatically be deemed to constitute an amendment to the Collaboration Budget upon JDC or JCC, as applicable, approval and ratification of the meeting minutes related thereto, and shall not constitute an obligation of either Party until such approval and ratification. Collaboration Budgets will contain monthly details/numbers. Collaboration Budgets will be supplemented with high level business plans and costs for clinical trials, registration applications, and plans for product introduction, sales efforts and promotion.

Quarterly Collaboration Budget Updates. (Also referred to as a “Quarterly Forecast.”) Biogen Idec and Proteostasis shall revise the Collaboration Budget on a quarterly basis during the course of each year based on (i) a review of actual activities and the categories contributing to the calculations for Collaboration Operating Profit and (ii) a determination, if any, of necessary changes to Collaboration Operating Profit and its associated categories.

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3.	Reporting

Reporting. Each Party shall report to the other Party Quarterly Forecasts and actual results of operations presented in the following format (on a per Co-Developed Product basis), with the categories as defined in Section 1 of this Exhibit E:

Income Statement

Net Sales Plus: Co-Developed Product Revenues
Less: Cost of Sales (but excluding items deducted for Net Sales)
= Gross Profits
Less: Development Expenses
Less: Marketing Costs
Less: Sales Costs
Less: Medical Education Costs
Less: Other Out-of-Pocket Costs
= Contribution
Less: Distribution Costs
= Collaboration Operating Profit (Loss)

It is the intention of the Parties that the interpretation of these definitions will be in accordance with GAAP.

Reporting by each Party will be performed as follows:

Reporting Event	Frequency	Timing of Submission
Actuals	Monthly	[***] after month end

Quarterly Collab. Budget Updates (Remaining Calendar year)	Quarterly	[***] following Calendar Quarter end or JDC or JCC, as applicable approved date

Preliminary Collab. Budgets (one year — by month)	Annually	[***] or JDC or JCC, as applicable approved date

Final Collab. Budgets (one year — by month)	Annually	[***] or JDC or JCC, as applicable approved date

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The financial representatives from the Parties will review financial information [***] and meet as appropriate but shall in any event meet in person at least quarterly to review and approve the following:

•	actual results

•	Quarterly Forecasts

•	Collaboration Budget

•	inventory levels

•	Sales Returns and Allowances

Reconciliation Statements. Within [***] following the end of a Calendar Quarter, each Party shall submit to the other Party a Pre-Reconciliation Report encompassing actual results of the first two months of such quarter and preliminary actual results for the third month. Within [***] following the end of a Calendar Quarter, each Party shall submit to the other Party its report of actual results as outlined above. Expenses charged by either Party shall not exceed [***] of the amount included for the total expenditure in the then current Collaboration Budget unless the other Party approves such excess expense. If the actual costs of a Party implementing the activities of such Party under the Collaboration Budget are expected to vary by more than [***] from the amounts budgeted for expenditure during the calendar year, such Party will promptly revise the Collaboration Budget and submit it in writing, with an explanation of the variance and the reasons therefor, for approval to the JDC or JCC, as applicable. If the JDC or JCC, as applicable, does not approve the variance, the amount by which the actual costs exceed [***] of the budgeted costs in the Collaboration Budget shall be borne by the Party that incurred the costs.

The financial representatives from each Party shall be responsible for, [***] following the end of a Calendar Quarter, preparing a statement (“Reconciliation Statement”) in a format agreed to by the Parties showing each Party’s full quarter actual results, the calculations of Net Sales, Co-Developed Product Revenues, COGM, Cost of Sales, Development Expenses, Marketing Costs, Medical Education Costs, Sales Costs, Distribution Costs, and Other Out-of-Pocket Costs. The Reconciliation Statement and reports of actual results compared to the Collaboration Budget will be sent to each party within [***] following the end of a Calendar Quarter for approval. Each party shall provide notice of approval or rejection of the Reconciliation Statement within [***] of receipt. If both parties approve, the Reconciliation Statement will be sent to the JDC or JCC, as applicable, for its information. If either Party rejects the Reconciliation Statement, within [***] days after receipt, the JDC or JCC, as applicable shall meet to approve or otherwise resolve the Reconciliation Statement.

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If the approved Reconciliation Statement shows that one Party has incurred more than its share of costs and expenses in the applicable Calendar Quarter as provided in the Collaboration Budget, such Party will, promptly upon approval of the Reconciliation Statement, submit to the other Party an invoice for the difference between its actual costs and expenses in such Calendar Quarter and its share of the Collaboration Budget, which will be paid by the receiving Party within [***] after receipt of such invoice.

Development Expense Reporting after Phase II PTI Co-Development Termination Option is exercised. If Proteostasis exercises its Phase II PTI Co-Development Termination Option pursuant to Section 5.3 of this Agreement, Proteostasis shall provide to Biogen Idec a final report of its Development Expenses for the Collaboration Compounds within [***] after the end of the Calendar Quarter in which such Phase II PTI Co-Development Termination Option takes effect.

4.	Audits and Interim Reviews. See Section 6.13 of this Agreement.

5.	FTE Methodology

Tracking of FTE Costs

Each Party shall report Operating Expenses based on its project cost system (which shall in any event track FTEs by functional area and by month) or using such other system as such Party applies with respect to its internal programs. In general, these project cost systems shall report actual and/or allocable time spent on specific projects, apply the appropriate FTE Rate, capture actual and/or allocable costs of specific projects and allocate other expenses to projects. All FTEs that charge time to projects included in the definition of Operating Expenses shall be included.

Total budgeted expenses incorporated in the FTE Rate shall include: [***].

R&D FTE Costs. The R&D FTE Rate shall apply to the FTE Costs related to Development Expenses and Ongoing Development Expenses for Co-Developed Compounds. The R&D FTE Rate will initially be the FTE Rate on the date Proteostasis exercises its Co-Development Option and will increase annually as provided in Section 1.36 of this Agreement.

Sales, Marketing, Distribution and Medical Education Costs. FTE costs related to Sales Costs, Marketing Costs, Distribution Costs and Medical Education Costs will be set as part of the annual budgeting process and will be calculated using the current year’s most recent full year forecast, provided that in the initial year in which such costs are expected to be incurred, such costs will be calculated by mutual agreement of the Parties based on comparable activities and compensation of similarly situated companies in the biotechnology industry. The most recent full year’s forecast will include [***].

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EXHIBIT F

Key Terms of the Commercialization Activities Agreement

The co-Commercialization agreement to be negotiated by the Parties pursuant to Section 5.4 of the Agreement (the “Commercialization Activities Agreement”) will contain terms substantially similar to the following material terms. Capitalized terms used in this Exhibit F and not otherwise defined have the meanings given to them in the main body of the Collaborative Research, Development and License Agreement (“License Agreement”).

1. Customer-Facing Activities.

(a) PTI and Biogen Idec acknowledge and agree that the overall objective of Customer-Facing Activities (as defined below) relating to Licensed Products in the United States is to reach the optimal customer audience that will maximize the brand value within each Indication that is subject to a Regulatory Approval, with a reasonable return on investment. Biogen Idec will prepare, in consultation with PTI and the JCC, the Customer-Facing Activities Plan (as defined below) for the United States, which will include strategies for all Customer-Facing Activities, including, but not limited to (i) sales force, medical affairs, reimbursement and account management activities, and the number of Customer-Facing FTEs (as defined below) of each Party to be allocated thereto, and (ii) the size, structure, incentive compensation, training, deployment and customer targets of the Customer-Facing FTEs.

(b) The JCC will review and approve the Customer-Facing Activities Plan for each Indication in the United States. For avoidance of doubt, [***] will have final decision-making rights regarding the content, development and execution of the Customer-Facing Activities Plan, including, but not limited to, the following aspects of the Customer-Facing Activities Plan:

i)	The commercial model and footprint in the United States including, but not limited to, the appointment and management of distribution channels;

ii)	The development and deployment of patient services activities, if applicable;

iii)	Determination of the number of PTI Customer-Facing FTEs by each function, including medical affairs, sales, and any other function defined in the Customer-Facing Activities Plan;

iv)	The development, modifications, and roll out of training materials to be used for the training of the Parties’ Customer-Facing FTEs;

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v)	Establishment of parameters for performance (sales goals, incentive compensation, KOL engagement, etc.), operational metrics (number of calls and targets, % of plans reimbursing the product, etc. ) and measurement of business goals; and

vi)	All relations and communications with patients and others inquiring about clinical studies or clinical uses of the Licensed Product after the effective date of the Commercialization Activities Agreement in accordance with a protocol to be mutually agreed upon by the Parties.

(c) Biogen Idec will be responsible for managing the Customer-Facing Activities Plan. Biogen Idec and PTI will be responsible for executing the Customer-Facing Activities Plan. Biogen Idec will update the JCC periodically on the execution and performance of each Party’s Customer-Facing FTEs using the agreed upon metrics as defined in the Customer-Facing Activities Plan.

(d) Biogen Idec will annually review for the JCC whether all of the Customer-Facing FTEs of each Party are properly trained with respect to the Licensed Product, the Indication(s) that are subject to a Regulatory Approval, and compliance with applicable laws. In addition:

i.	Biogen Idec will determine the number of Customer-Facing FTEs by function as well as the number of Supervisory FTEs by the time of the first filing for Regulatory Approval in the US;

ii.	PTI will have the opportunity to provide up to [***] of all Customer-Facing FTEs (“PTI Customer-Facing FTEs”) unless a higher number is requested by PTI and agreed to by Biogen Idec;

iii.	Biogen Idec will have the right to reasonably determine the qualifications of PTI Customer-Facing FTEs which shall be similar to the qualifications of Biogen Idec Customer-Facing FTEs who are assigned to the same or similar tasks ;

iv.	PTI will be responsible for hiring PTI Customer-Facing FTEs and PTI Supervisory FTEs;

v.	PTI Customer-Facing FTEs will report into PTI Supervisory FTEs;

vi.	Biogen Idec will have sole control and authority over the training of all PTI Customer-Facing FTEs;

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vii.	Biogen Idec will have sole control and authority over the establishment of standards of performance for all PTI Customer-Facing FTEs s, which will be the same standards of performance as for Biogen Idec Customer-Facing FTEs, and PTI Customer-Facing FTEs will adhere to all such standards of performance and will be subject to the same disciplinary actions, up to and including termination, as if they were Biogen Idec Customer-Facing FTEs

2. Commercialization Efforts. Each Party will use Commercially Reasonable Efforts to execute its obligations under the Customer-Facing Activities Plan in accordance with the License Agreement.

3. Recording of Commercialization Activities. PTI’s employees and representatives will record all Commercialization-related activities in Biogen Idec’s customer relationship management system in the same manner, and following the same rules, as Biogen Idec’s employees. Biogen Idec will own all Commercialization-related data recorded in Biogen Idec’s customer relationship management system, provided that PTI shall have access to and the right to use all such data for Customer-Facing Activities. If the License Agreement is terminated by PTI under Section 12.2(c) or (d) or by Biogen Idec under Section 12.2(b)(ii), then Biogen Idec will make customer relationship management system data available to PTI on a non-exclusive basis, solely to the extent that such data is specific to the terminated Licensed Products.

4. Sales Mechanism. All sales of the Licensed Product in the United States will be booked by Biogen Idec through the Biogen Idec customer relationship management system. If, during the term of the Commercialization Activities Agreement, PTI receives orders from customers for the Licensed Product, it will refer such orders to Biogen Idec.

5. Cost of Customer-Facing Activities. The Parties will share the cost of all Customer-Facing Activities and Supervisory FTEs for the Licensed Product in accordance with the terms of the Calculation of Profit Share Exhibit E of the License Agreement; provided, however, that

(a) Cash incentive compensation structures for PTI Customer-Facing FTEs or PTI’s Supervisory FTEs, relating to the Commercialization of the Licensed Product, will be similar to Biogen Idec’s cash incentive compensation structures for similarly situated personnel of Biogen Idec;

(b) Biogen Idec will have no obligation to reimburse PTI for that portion of cash salary and benefit costs, if any, of PTI Customer-Facing FTEs or PTI’s Supervisory FTEs that are in excess of Biogen Idec’s cash salary and benefit compensation levels for Biogen Idec personnel performing the same or similar duties;

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(c) Neither Party will have any obligation to reimburse the other Party for that portion of compensation paid to such other Party’s Customer-Facing FTEs or Supervisory FTEs for activities unrelated to the Commercialization of the Licensed Product (the manner of calculating and reporting on such allocation of compensation by each Party shall be reasonably determined by such Party and subject to the approval of the other Party, such approval not to be unreasonably withheld, conditioned or delayed);

Notwithstanding subsections (a), (b) and (c) in this Section 5, PTI may, in its sole discretion, provide stock or equity-based compensation structures to PTI Customer-Facing FTEs or PTI’s Supervisory FTEs to the extent and in whatever form it so desires.

6. Training, Promotional Materials and Support. Biogen Idec shall (a) provide the same product and compliance training to PTI Customer-Facing FTEs at a Biogen Idec designated site as it provides to its own Customer-Facing FTE’s; (b) provide promotional marketing materials and samples of Licensed Product to PTI in quantities sufficient to support PTI’s Customer-Facing Activities; (c) coordinate sales calls with PTI Customer-Facing FTEs and include PTI Customer-Facing FTEs in the Licensed Product call plan established by Biogen Idec; and (d) provide additional reasonable support as set forth in the Commercialization Activities Agreement.

7. Material Breach. If PTI is in material breach of its obligations under the Commercialization Activities Agreement and fails to cure such breach within sixty (60) days after receipt of the written notice from Biogen Idec, then Biogen Idec may terminate PTI’s right to continue to participate in Commercialization activities in the United States with respect to the Co-Commercialized Product(s) affected by such material breach. The Commercialization Activities Agreement will contain a dispute resolution mechanism that can be invoked if a Party feels that it is not in breach of its obligations under the Commercialization Activities Agreement. The provisions of this Section 6 will not limit in any way the rights of either Party to (i) seek or obtain any other remedy available under the Commercialization Activities Agreement or under the License Agreement, at law or in equity for such breach, or (ii) claim any other material breach by the other Party under the Commercialization Activities Agreement or the License Agreement.

8. PTI Right to Withdraw From Commercialization. PTI may withdraw from continued participation in Commercialization activities in the United States with respect to one or more Co-Commercialized Product(s) (a) by providing Biogen Idec with [***] advanced written notice, unless a shorter time period is mutually agreed by the Parties and (b) provided that such withdrawal shall be contingent on Biogen Idec’s agreement on the plan to affect an orderly withdrawal. For purposes of clarity PTI will be responsible for any payments associated arising from such withdrawal and associated with such withdrawal and transition of activities to Biogen Idec.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

9. Certain Definitions.

“Customer-Facing Activities Plan” means that part of the Co-Commercialization Plan that deals with Customer-Facing Activities in the United States, or, if the JCC so determines, a separate plan for the Customer-Facing Activities for each Licensed Product in the United States approved by the JCC (including any further approvals within [***] organization required pursuant to its internal protocols for the promotion of pharmaceutical products, as consistently applied throughout its organization).

“Customer-Facing Activities” means, with respect to each Licensed Product, any contact of a representative within the United States with a medical professional with prescribing authority or other individuals or entities that have a significant impact or influence on prescribing decisions including those entities that are responsible for payment, reimbursement, or pricing, in an effort to inform such persons about such Licensed Product for its approved uses within the United States.

“Customer-Facing FTE” means, with respect to a Party, an FTE employed by such Party who is engaged in Customer-Facing Activities in the United States.

“Supervisory FTE” means, with respect to a Party, an FTE employed by such Party who is engaged in overseeing Customer-Facing FTEs in the United States.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Exhibit G

Harvard Development Milestones

1)	By September 30, 2013, Licensee accomplished the following with respect to a Licensed Product (details will be provided in the 2013 annual report):

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2)	By [***], Licensee will accomplish the following with respect to a Licensed Product:

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Exhibit H

Tax Matters Partnership Terms

Summary of Key Terms

Regarding Tax Partnership Agreement for the Collaboration Agreement

Set forth below is a summary of key terms for any tax partnership agreement triggered by PTI’s exercise of the Co-Commercialization Option pursuant to the Collaboration Agreement (the “Tax Partnership Agreement”).

1. Parties	• Biogen: Biogen Idec New Ventures Inc. (or any specified Affiliate) • PTI: Proteostasis Therapeutics, Inc. (or any specified Affiliate)

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